                                                                   EXHIBIT 10.27

                     --------------------------------------


                         FORM OF PARTICIPATION AGREEMENT

                           dated as of March 31, 2000

                                      among

                          HOLLYWOOD CASINO SHREVEPORT,
                                   as Lessee,


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Lessor and Trustee,


                       THE PERSONS LISTED ON SCHEDULE II,
                                   as Lenders,


                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                             as Administrative Agent

                                       and

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                       as Arranger and Documentation Agent

                     --------------------------------------

               Acquisition Financing for Equipment Associated with Hollywood Casino and Hotel in Shreveport, Louisiana





NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 7.1 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PERSONS IDENTIFIED HEREIN.



                                               TABLE OF CONTENTS
                                               -----------------
                                                                                                           Page
                                                                                                           ----
ARTICLE I                  DEFINITIONS........................................................................1

ARTICLE II                 EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL
                           PROVISIONS.........................................................................2

         SECTION 2.1       Effectiveness of Agreement.........................................................2
         SECTION 2.2       Advances...........................................................................4
         SECTION 2.3       Notes..............................................................................4
         SECTION 2.4       Procedures for Advance; Use of Proceeds............................................4
         SECTION 2.5       Postponement of Advance............................................................5
         SECTION 2.6       Obligations Several................................................................6
         SECTION 2.7       Timing of Loans to Lessor and Payments to the Lenders..............................6
         SECTION 2.8       Lenders' Instructions to Administrative Agent......................................7
         SECTION 2.9       Computations.......................................................................7
         SECTION 2.10      Commitment Fee.....................................................................7
         SECTION 2.11      Records............................................................................7
         SECTION 2.12      Legal and Tax Representation.......................................................8
         SECTION 2.13      Amortization, Schedule.............................................................8
         SECTION 2.14      Replacement of Equipment...........................................................8

ARTICLE III                CONDITIONS TO ADVANCES.............................................................8

         SECTION 3.1       Conditions Precedent to Each Advance Date..........................................8
         SECTION 3.2       Conditions Precedent to Initial Advance Date......................................11

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES....................................................13

         SECTION 4.1       Representations and Warranties of Lessee..........................................13
         SECTION 4.2       Representations and Warranties of Each Lender.....................................17
         SECTION 4.3       Representations and Warranties of Bank............................................19
         SECTION 4.4       Representations and Warranties of Administrative Agent............................20

ARTICLE V                  COVENANTS OF LESSEE...............................................................21

         SECTION 5.1       Further Assurances................................................................21
         SECTION 5.2       Consolidation, Merger, Sale, etc..................................................22
         SECTION 5.3       Existence.........................................................................23
         SECTION 5.4       Liens.............................................................................24
         SECTION 5.5       Compliance Certificate............................................................24
         SECTION 5.6       Investigation by Governmental Authorities.........................................24


         SECTION 5.7       Books and Records.................................................................24
         SECTION 5.8       Payment of Taxes, etc.............................................................24
         SECTION 5.9       Inspection........................................................................25
         SECTION 5.10              Compliance with Laws......................................................25
         SECTION 5.11              Maintenance of Insurance..................................................25
         SECTION 5.12              Change of Name or Principal Place of Business.............................25
         SECTION 5.13              Financial and Other Information...........................................26
         SECTION 5.14              Securities................................................................27
         SECTION 5.15              Gaming Equipment Costs....................................................27
         SECTION 5.16              Stay, Extension and Usury Laws............................................28
         SECTION 5.17              Restricted Payments.......................................................28
         SECTION 5.18              Dividend and Other Payment Restrictions
                                   Affecting Subsidiaries....................................................28
         SECTION 5.19              Incurrence of Indebtedness and Issuance of Preferred Equity...............28
         SECTION 5.20              Asset Sales...............................................................29
         SECTION 5.21              Transactions with Affiliates..............................................29
         SECTION 5.22              Line of Business..........................................................29
         SECTION 5.23              Sale and Leaseback Transactions...........................................30
         SECTION 5.24              Limitation on Issuances and Sales of Equity Interests in
                                   Subsidiaries..............................................................30
         SECTION 5.25              Restriction on Payment of Management Fees.................................30
         SECTION 5.26              Landlord Waiver and Consent...............................................30
         SECTION 5.27              Final Appraisal...........................................................30

ARTICLE VI                 COVENANTS OF LESSOR, TRUSTEE, ADMINISTRATIVE
                           AGENT AND LENDERS.................................................................31

         SECTION 6.1       Covenants of Lessor, Trustee, Administrative Agent and the Lenders................31
         SECTION 6.2       Restrictions On and Effect of Transfer............................................33
         SECTION 6.3       Participations....................................................................35
         SECTION 6.4       Required Transfers................................................................36
         SECTION 6.5       Distribution and Receipt of Payments..............................................36

ARTICLE VII       GENERAL INDEMNITY..........................................................................37

         SECTION 7.1       General Indemnification...........................................................37

ARTICLE VIII      GENERAL TAX INDEMNITY......................................................................39

         SECTION 8.1       General Tax Indemnity.............................................................39
         SECTION 8.2       Exclusions from General Tax Indemnity.............................................40
         SECTION 8.3       Contests..........................................................................41
         SECTION 8.4       Payments..........................................................................42
         SECTION 8.5       Reports...........................................................................42



         SECTION 8.6       Withholding Tax Exemption.........................................................43
ARTICLE IX                 MISCELLANEOUS.....................................................................43

         SECTION 9.1       Survival of Agreements............................................................43
         SECTION 9.2       No Broker, etc....................................................................43
         SECTION 9.3       Amendments........................................................................43
         SECTION 9.4       Cumulative Remedies; No Waiver....................................................44
         SECTION 9.5       Nature of Lenders' Obligations....................................................44
         SECTION 9.6       Notices...........................................................................45
         SECTION 9.7       Execution of Operative Documents..................................................45
         SECTION 9.8       No Third Parties Benefitted.......................................................45
         SECTION 9.9       Confidentiality...................................................................46
         SECTION 9.10            Integration.................................................................46
         SECTION 9.11            Severability of Provisions..................................................46
         SECTION 9.12            Headings....................................................................47
         SECTION 9.13            Time of the Essence.........................................................47
         SECTION 9.14            Gaming Authorities..........................................................47
         SECTION 9.15            Release of Lien.............................................................47
         SECTION 9.16            Transaction Costs...........................................................47
         SECTION 9.17            Successors and Assigns......................................................48
         SECTION 9.18            Final Agreement.............................................................48
         SECTION 9.19            Reproduction of Documents...................................................48
         SECTION 9.20            Governing Law...............................................................48
         SECTION 9.21            Compliance with Law.........................................................49
         SECTION 9.22            Waiver of Right to Trial by Jury............................................49
         SECTION 9.23            Nonrecourse to Paddlewheels.................................................50
         SECTION 9.24            Payments Set Aside..........................................................50
         SECTION 9.25            No Marshaling/Other Loans and Set-Off.......................................50
         SECTION 9.26            Trust Agreement.............................................................50
         SECTION 9.27            Purported Oral Amendments...................................................50


Schedule I             --     Categories of Equipment
Schedule II            --     Lender Commitments
Schedule III           --     Notice Information, Funding Offices and Wire Instructions
Schedule IV            --     Recordings, Filings and Registrations
Schedule V             --     Required Licenses
Schedule VI            --     Amortization Schedule
Schedule VII           --     Disclosure Schedule

Appendix 1             --     Definitions

Exhibit A              --     Form of Lease
Exhibit B              --     Form of Loan Agreement
Exhibit C              --     Form of Trust Agreement
Exhibit D              --     Form of Security Agreement
Exhibit E              --     Form of Advance Request
Exhibit F              --     Form of Bill of Sale
Exhibit G              --     Form of Certificate of Acceptance
Exhibit H              --     Form of Investor's Letter
Exhibit I              --     Form of Purchase Order Assignment
Exhibit J-1            --     Form of Opinion of Counsel for Lessee
Exhibit J-2            --     Form of Opinion of Louisiana Counsel to Lessee
Exhibit J-3            --     Form of Opinion of Special Louisiana Counsel to Lenders
Exhibit J-4            --     Form of Opinion of Special Counsel to Trustee
Exhibit K              --     Form of Manager Subordination Agreement
Exhibit L              --     Form of Construction Progress Report


                             PARTICIPATION AGREEMENT


          This PARTICIPATION AGREEMENT (this "Agreement"), dated as of March 31,
                                              ---------
2000, is entered into by and among HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership, as Lessee; FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely in its capacities as Lessor and Trustee; the persons listed on Schedule II hereto, as Lenders; FIRST SECURITY TRUST COMPANY
                  -----------
OF NEVADA, a Nevada banking corporation, as Administrative Agent; and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association, in its capacities as Arranger and Documentation Agent.

                              W I T N E S S E T H:

          WHEREAS, pursuant to the terms of the Lease, Lessor will lease to Lessee, and Lessee will lease from Lessor, the Equipment on a "lease intended as security" basis; and

          WHEREAS, Lessor will apply Advances it receives from the Lenders in its capacity as Borrower under the Loan Agreement to finance the acquisition of the Equipment subject to the terms of the Lease; and

          WHEREAS, the Lenders are willing, on the terms and conditions hereinafter set forth (including Article III), to provide financing to Lessor in
                                 -----------
an aggregate principal amount not to exceed the Aggregate Commitment Amount to fund payment of Equipment Costs; and

          WHEREAS, to secure such financing by the Lenders, Administrative Agent, on behalf of the Lenders, will have the benefit of a Lien from Lessor on all of Lessor's right, title and interest in and to the Equipment and other Collateral and an assignment of Lessor's rights in the Operative Documents; and

          NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

          Unless the context shall otherwise require, capitalized terms used but not defined herein (including those used in the foregoing recitals) shall have the meanings specified in Appendix 1 hereto for all purposes hereof; and the
                          ----------
rules of interpretation set forth in Appendix 1 hereto shall apply to this
                                     ----------
Agreement.

                                    ARTICLE II

     EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS
     --------------------------------------------------------

     SECTION 1.1    Effectiveness of Agreement.  This Agreement shall become
                    --------------------------
effective on the date on which all of the following conditions shall have been satisfied or waived in writing by the applicable parties (the "Closing Date"):
                                                               ------------

               (1) Authorization, Execution and Delivery of Certain of the
                   -------------------------------------------------------
     Operative Documents.  This Agreement and the Lease, Trust Agreement, Loan
     -------------------
     Agreement, Notes and Security Agreement shall have been duly authorized, executed and delivered by each of the parties thereto, and each thereof shall be in full force and effect.

               (2) Organizational and Authorization Documents and Certificates
                   -----------------------------------------------------------
     of Good Standing. Administrative Agent shall have received from each of
     ----------------
     Lessee , HCS I and HCS II, as applicable:

                    (1) certificates of existence and good standing issued by the Secretary of State of the State of Louisiana with respect to HCS I and HCS II, each dated within thirty Business Days of the Closing Date;

                    (2) a copy of the articles of incorporation and by-laws and all modifications thereto, certified to be true and complete by a Responsible Official of HCS I;

                    (3) a certificate of a Responsible Official of HCS I certifying as to (A) resolutions of its Board of Directors duly authorizing the execution, delivery and performance by HCS I, in its capacity as managing general partner of Lessee, of each of the Operative Documents to which Lessee is a party, (B) the incumbency and signature of Persons authorized to execute and deliver documents and agreements on behalf of HCS I, and (C) the accuracy of all representations and warranties made by Lessee and the absence of defaults under the Operative Documents;

                    (4) a copy of Lessee's partnership agreement as filed with the Louisiana Secretary of State, and as recorded in the official mortgage records of each of Caddo Parish, Louisiana, and Bossier Parish, Louisiana, and all modifications to any of the foregoing, all certified to be true and complete by HCS I, as managing general partner of Lessee;

               (3) Representations and Warranties.  Each of the representations
                   ------------------------------
     and warranties made by or on behalf of Lessee, Bank in its individual capacity and in its capacities as Trustee, Lessor and Borrower, Administrative Agent in its individual capacity and in its capacity as Administrative Agent, and each Lender under the Operative Documents shall be true in all material respects as of the Closing Date and no Default or Event of Default shall exist under any Operative Document (either before or after giving effect to the transactions contemplated by the Operative
     Documents).

               (4) No Material Adverse Effect.  Since December 31, 1999, there
                   --------------------------
     shall not have occurred any Material Adverse Effect.

               (5) Opinions of Counsel.  Administrative Agent, Trustee and each
                   -------------------
     Lender shall have received the legal opinions set forth below, each dated as of Closing Date and addressed to Administrative Agent, Trustee and each
     Lender:

                    (1) from Weil, Gotshal & Manges LLP, counsel to Lessee, as to the matters set forth in the form of Exhibit J-l;
                                                  -----------

                    (2) from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., special Louisiana counsel to Lessee, as to the matters set forth in the form of Exhibit J-2;
                                           -----------

                    (3) from McGlinchey Stafford, special Louisiana counsel the Lenders, as to matters set forth in the form of Exhibit J-3; and
                                                          -----------

                    (4) from Ray, Quinney & Nebeker, special counsel to Trustee, as to the matters set forth in the form of Exhibit J-4.
                                                              -----------

               (6) Projections.  A certificate of a Responsible Official of
                   -----------
     Lessee that attached thereto is a true and correct copy of the Projections and affirming, to the best of Lessee's knowledge, that the representation set forth in Section 4.1(f) is true.
                  --------------

               (7) Indenture, etc.  Administrative Agent shall have received
                   ---------------
     (with copies for Trustee and each Lender) true and correct copies of (i) the Indenture, (ii) the Ground Lease, (iii) the Management Agreement and
     (iv) all mortgages, pledge agreements, security agreements and other collateral documents executed and delivered by Lessee and its Affiliates in connection with the Indenture, together with all exhibits and schedules and all amendments and modifications to each of the foregoing documents; all of the foregoing to be certified as true and complete by a Responsible Official of Lessee.

               (8) Bank's Certificate.  Lessee, Administrative Agent and each
                   ------------------
     Lender shall have received a certificate of an authorized officer of Bank certifying as to (i) the due authorization of the execution, delivery and performance by Bank, in its capacities as Trustee and Lessor, of each Operative Document to which Bank, in its capacities as Trustee or Lessor, is or will be a party, (ii) its articles of association, certified as of a recent date by an appropriate officer of Bank, (iii) its by-laws and (iv) the incumbency and signature of persons authorized to execute and deliver on its behalf, as Trustee and as Lessor, the Operative Documents to which Bank is a party as Trustee or Lessor.

               (9)  Proceedings Satisfactory, etc.  All proceedings taken in
                    ------------------------------
     connection with the Closing Date and all documents relating thereto shall be reasonably satisfactory to Lessee, Bank, in its capacities as Lessor and/or Trustee, Administrative Agent, Arranger, the Required Lenders, and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

               (10) Transaction Costs.  Lessee shall have paid all Transaction
                   -----------------
     Costs to the extent invoiced to it at least three (3) Business Days prior to the Closing Date to the parties to whom such Transaction Costs are payable. Such payment shall be made by wire transfer of immediately available funds. In addition, Lessee shall have paid to (a) the Arranger, the arrangement fee specified in the Arranger Fee Letter, (b) Administrative Agent, the agency fee provided in the Agent Fee Letter and
     (c) Trustee, the initial acceptance fee and annual administration fee as specified in the Trustee Fee Letter.

     SECTION II.2    Advances.
                     --------

               (11) Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties contained herein or made pursuant hereto, upon receipt of an Advance Request, on the applicable Advance Date, each Lender shall finance a portion of the applicable Advance by making a Loan to Lessor (in accordance with Lessor's payment instructions set forth on Schedule III) in an amount in immediately
                               ------------
     available funds equal to such Lender's Commitment Percentage of the aggregate amount of the requested Advance. Notwithstanding any other provision hereof, no Lender shall be permitted or required to fund any Loan to the extent that, after giving effect thereto, the aggregate amount advanced would exceed such Lender's Commitment, and the aggregate original principal amount of all Loans made since the Closing Date would exceed the Aggregate Commitment Amount. No amounts paid or prepaid with respect to the Loans may be readvanced.

               (12) Funding.  Lessor shall give prompt notice to the Lenders,
                    -------
     Lessee and Administrative Agent in the event any Lender does not fund the full amount to be funded by such Lender on any Advance Date as described in
     Section 2.2(a).
     ---------------

     SECTION 1.2    Notes.  Each amount made available by a Lender pursuant to
                    -----
Section 2.2(a) shall be evidenced by one or more Notes issued by Lessor payable
--------------
to the order of such Lender in a maximum principal amount equal to such Lender's Commitment and shall be repayable in accordance with the terms of the Loan Agreement.

     SECTION 1.3    Procedures for Advance; Use of Proceeds.
                    ---------------------------------------

               (1) Request.  With respect to the funding of each Advance, Lessee
                   -------
     shall deliver to Lessor and Administrative Agent, not later than 10:00 a.m., San Francisco, California time, three (3) Business Days prior to the proposed Advance Date, an irrevocable written notice substantially in the form of Exhibit E (an
                                                             ---------
     "Advance Request"), specifying (i) the proposed Advance Date, (ii) a
      ---------------
     description (including model, make and serial number, if available) of each item of Equipment to be transferred to Lessor and leased to Lessee on such Advance Date, (iii) the Equipment Cost for each such item of Equipment, and
     (iv) wire instructions for the disbursement of the proceeds of such Advance. Concurrently with such Advance Request, Lessee shall deliver to Administrative Agent true and correct copies of the vendors' invoices for each item of Equipment to be delivered on such Advance Date. All Equipment identified in an Advance Request shall be items of personal property described in one or more of the Categories of Equipment specified in
     Schedule I hereto.
                            ----------

               (2) Funding.  On each scheduled Advance Date, upon (i) receipt by
                   -------
     Lessor of all amounts to be paid by the Lenders pursuant to Section 2.2(a)
                                                                 --------------
     and (ii) satisfaction or waiver of each of the conditions set forth in

     Section 3.1 (and, in the case of the initial Advance, Section 3.2), as
     -----------                                           -----------
     evidenced by a certificate of Lessee, (A) Lessor shall purchase the Equipment described in the related Advance Request, and Lessee shall deliver a Purchase Order Assignment to Lessor, or Lessee shall deliver or cause to be delivered to Lessor a Bill of Sale conveying to Lessor, all of such Person's right, title and interest in such Equipment, (B) Lessee shall lease such Equipment from the Lessor pursuant to the Lease, and (C) Lessor shall pay to Lessee (or such Person as Lessee may direct), from funds made available by the Lenders pursuant to Section 2.2(a) and the Loan Agreement,
                                          --------------
     the amount specified in such Advance Request in immediately available funds remitted by wire transfer in accordance with such Advance Request.

               (3) Number, Amount and Dates of Advances.  There shall not be
                   ------------------------------------
     more than (i) two (2) Advances in any calendar month or (ii) ten (10) Advances in the aggregate. Each Advance shall be in an amount not less than $1,000,000 or the remaining available Commitments, if less. No Advance shall be made on or after the expiration of the Commitment Period, or such earlier date as the Commitments are terminated, and no Advance may occur when the Commitments are suspended.

               (4) Use of Proceeds.  Proceeds from all Advances shall be used
                   ---------------
     solely for the purpose of funding Equipment Costs.

               (5) Interest Rate.  Each determination of an Interest Rate
                   -------------
     pursuant to any provision of the Loan Agreement shall be conclusive and binding on Trustee, Lessor, Lessee and the Lenders in the absence of manifest error.

     SECTION 1.4    Postponement of Advance.  If the Lenders make a Loan
                    -----------------------
requested pursuant to an Advance Request and the conditions precedent to such Advance have not been satisfied or otherwise waived in writing on the date specified in such Advance Request, Lessee shall pay to Lessor, for the benefit of each Lender, interest on the amount funded by each Lender at a rate equal to the sum of the Alternate Base Rate plus two percent (2.00%) (determined as of the date of such funding) for the period from the date of each such Loan to the date the proceeds of such

Loan are returned to such Lender or such Advance Date shall have occurred, less any interest earned by Lessor on behalf of the Lenders by investing such funded amounts. Lessor (or its assignee) shall not be required to invest such funds in interest-bearing investments, but Lessor (or its assignee) shall upon direction of Lessee (or, if an Event of Default exists, the Required Lenders), invest such funds in Cash Equivalents to the extent it is practicably able to do so. Such interest shall be due and payable by Lessee upon the occurrence of such Advance Date or upon return of such Loan proceeds to the Lenders. Such payment of interest shall be an additional condition precedent to such requested Advance. If any Advance Date shall not have occurred by the third Business Day following the original requested date therefor and the conditions precedent to such Advance have not been satisfied due to an action or omission of Lessee or any other Person other than the Participants, then all such interest shall be due and payable on such third Business Day following the requested Advance Date, and Lessor shall refund to each Lender all amounts funded by such Lender and all accrued interest allocable to such Lender. No additional Advance Request shall be required if an Advance Date is postponed and thereafter consummated.

     SECTION 1.5    Obligations Several.  The obligations of the Lenders hereto
                    -------------------
or elsewhere in the Operative Documents shall be several and not joint; and no party shall be liable or responsible for the acts or defaults of any other party hereunder or under any other Operative Document.

     SECTION 1.6    Timing of Loans to Lessor and Payments to the Lenders.
                    -----------------------------------------------------

               (1) Timing of Loans to Lessor.  Subject to timely delivery of an
                   -------------------------
     Advance Request pursuant to Section 2.4(a) and the other terms and
                                 -------------
     conditions of the Operative Documents, each Lender shall make its Commitment Percentage of the requested Advance (by way of a Loan pursuant hereto and the Loan Agreement) available to Lessor by 11:00 a.m. San Francisco time, on the requested Advance Date, and Lessor will forward any such amounts so received to Lessee (or its designee(s) as set forth in such Advance Request), not later than 1:00 p.m. San Francisco time, on such Advance Date.

               (2) Payments to Lenders.  So long as there are obligations
                   -------------------
     outstanding under the Operative Documents, Lessor has assigned all payments of Rent to Trustee, which in turn has assigned all such payments of Rent to Administrative Agent, on behalf of the Lenders, pursuant to Section 2.1 of
                                                                 -----------
     the Security Agreement, and each of the Lenders and Administrative Agent has appointed Bank, as Trustee and Lessor, as its agent to receive such payments of Rent under Section 7.1 of the Loan Agreement. Any payments
                            -----------
     received by Administrative Agent (or Trustee/Lessor) from or on behalf of Lessee not later than 11:00 a.m., San Francisco time, shall be paid by Administrative Agent (or Trustee/Lessor) to the Lenders in immediately available funds no later than 1:00 p.m. San Francisco time, on the same day, and any payments received by Administrative Agent (or Trustee/Lessor) from or on behalf of Lessee after 11:00 a.m., San Francisco time, shall be paid by Administrative Agent or Trustee/Lessor to the Lenders as soon after receipt as practicable, but not later than 11:00 a.m., San Francisco time, on the next succeeding Business Day. Rent and all other payments due to Lessor, Trustee, Administrative Agent or any Lender under the Operative Documents shall be paid in immediately available funds, at any such Person's respective office specified in Schedule III or at such other
                                                  ------------
     office as such Person may from time to time specify to Lessor, Trustee, Administrative Agent and Lessee in a notice pursuant hereto. All such payments shall be received by Trustee/Lessor (in its individual or trust capacity), Administrative Agent or such Lender, as applicable, not later than 11:00 a.m., San Francisco time, on the date due. Funds received after such time shall for all purposes of the Operative Documents be deemed to have been received on the next succeeding Business Day.

               (3) Agency.  So long as the Notes remain outstanding, Rent shall
                   ------
     be paid to Administrative Agent, through Trustee as its agent, as Lessor's assignee under the Operative Documents.

     SECTION 1.7    Lenders' Instructions to Administrative Agent.  By making
                    ---------------------------------------------
its Loan pursuant to Section 2.2(a) and the Loan Agreement, each Lender agrees
                     --------------
that such act shall constitute, without further act, (i) evidence that the applicable conditions precedent set forth in Article III have been satisfied or
                                             -----------
waived; provided that any Lender's failure to raise the issue of noncompliance
        --------
with respect to any such condition as to any third party shall not be deemed to be a waiver of such condition unless such Lender shall have acknowledged such waiver in writing, and (ii) authorization and direction by such Lender to Lessor to make an Advance to or for the benefit of Lessee pursuant to Section 2.2(a)
                                                               --------------
and the Loan Agreement in reliance upon Lessee's certificate delivered pursuant to Section 3.1(h).
   --------------

     SECTION 1.8    Computations.
                    ------------

               (1) Determination of Interest.  All computations of accrued
                   -------------------------
     amounts pursuant to the Operative Documents shall be made on the basis of actual number of days elapsed in a 360-day year, unless otherwise specifically stated to the contrary in any such Operative Document.

               (2) Dollars.  All payments required to be made by Lessee, Lessor,
                   -------
     Trustee, or Administrative Agent, including any Advance or any payment of Rent, shall be made only in Dollars in immediately available funds.

     SECTION 1.9    Commitment Fee.  Lessee agrees to pay to Administrative
                    --------------
Agent for the account of each Lender, for the period (including any portion thereof when its Commitment is suspended by reason of Lessee's inability to satisfy any condition of Article III) commencing on the Closing Date and
                         -----------
continuing through the last day of the Commitment Period, a commitment fee at a per annum rate equal to one-half percent (0.50%) of the average daily unused portion of each such Lender's Commitment. The commitment fee shall be payable by Lessee in arrears on the last Business Day of each calendar quarter during the Commitment Period, and on the last day of the Commitment Period.

     SECTION 1.10    Records.  Each Lender is hereby authorized to record the
                     -------
date and amount of each Loan advanced by it, each continuation thereof, and the date and amount of each payment or prepayment thereof, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence, absent manifest error, of the accuracy of the
           ----- -----
information so recorded, provided that the failure to make any such recordation
                         --------
or any error in such recordation shall not affect Lessor's or Lessee's obligations under the Operative Documents or under such Note.

     SECTION 1.11    Legal and Tax Representation.  Lessee acknowledges and
                     ----------------------------
agrees that none of Administrative Agent, Documentation Agent, Arranger, Trustee, Lessor or any Lender has made any representation or warranty concerning the tax, accounting or legal characteristics of the Lease or any of the other Operative Documents, and that Lessee has obtained and relied on such tax, accounting and legal advice regarding the Lease and the other Operative Documents as it deems appropriate. Each of Trustee, Lessor and each Lender acknowledges and agrees that it has obtained and relied on the Operative Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Lease and the other Operative Documents as it deems appropriate without reliance on Trustee, Lessor, Arranger, Administrative Agent or any other Lender. Without in any way limiting the foregoing or Section 3.8 of the Lease, each of the parties hereto acknowledges
             -----------
and agrees that Lessee shall be the owner of the Equipment for Federal income tax purposes.

     SECTION 1.12    Amortization, Schedule.  Schedule VI sets forth the
                     ----------------------   -----------
mandatory principal amortization schedule for the Loans (the "Amortization
                                                              ------------
Schedule").  Lenders will receive principal payments on each Payment Date during
--------
the Base Period so as to cause all of the Loans to amortize in an amount on each Payment Date equal to the product of (w) the percentage set forth opposite each Payment Date on the Amortization Schedule and (x) Lessor's Cost. Each Note or the Notes will reflect mandatory principal amortization equal to the product of
(y) such Lender's Commitment Percentage and (z) the aggregate amount payable to the Lenders on such Payment Date pursuant to the preceding sentence.

     SECTION 1.13    Replacement of Equipment.  Trustee, Lessor and
                     ------------------------
Administrative Agent shall release from the lien of the Security Agreement and the Lease items of Equipment which Lessee has elected to replace under Section
                                                                       -------
7.3 or 9.1 of the Lease, upon satisfaction by Lessee of the conditions contained
---    ---
in Section 9.1(b) of the Lease.
   --------------

                                   ARTICLE III

                             CONDITIONS TO ADVANCES
                             ----------------------

     SECTION 1.14    Conditions Precedent to Each Advance Date.  The obligation
                     -----------------------------------------
of Lessor, Trustee and each Lender to perform their respective obligations on each Advance Date shall be subject to the fulfillment to the satisfaction of, or the waiver in writing by, Trustee and each Lender of the conditions precedent set forth in this Section 3.1 on or before each such
                  -----------

Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance).

               (1) Advance Request.  With respect to any Advance, Administrative
                   ---------------
     Agent and Lessor shall have received and promptly distributed to each Lender, at least three (3) Business Days before each Advance Date, an Advance Request duly executed by Lessee, in accordance with Section 2.4(a).
                                                                 --------------
     Each of the delivery of the Advance Request and the acceptance by Lessee of the proceeds of such Advance shall constitute a representation and warranty by Lessee that on the date of such Advance (both immediately before and after giving effect to such Advance and the application of the proceeds thereof) the statements made in Section 3.1(c) and in such Advance Request,
                                     -------------
     are true and correct.

               (2) Funding.  Each Lender shall have funded the full amount to be
                   -------
     funded by such Lender on such Advance Date as described in Article II.
                                                                ----------

               (3) Accuracy of Representations and Warranties, No Default, etc.
                   ------------------------------------------------------------
     On each Advance Date, the following statements shall be true and correct:

                    (1) All of the representations and warranties of the parties hereto contained herein and in each of the other Operative Documents are true and correct on and as of such Advance Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties relate solely to an earlier, date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

                    (2) Except as set forth in the Disclosure Schedule, no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of Lessee, threatened against Lessee, the Manager, HCS I and/or HCS II which would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to enjoin, prohibit, limit or restrain the making of the requested Advance; and

                    (3) No Default or Event of Default exists.

               (4) Bill of Sale or Purchase Order Assignment.  Lessee shall have
                   -----------------------------------------
     delivered or caused to be delivered to Lessor (either concurrently or in connection with a prior Advance Date) a fully executed Bill of Sale or Purchase Order Assignment (as applicable) with respect to the items of Equipment identified in such Advance Request.

               (5) Certificates of Acceptance.  Lessee shall have delivered to
                   --------------------------
     Lessor a fully-executed Certificate of Acceptance substantially in the form of Exhibit G with respect to each item of Equipment identified in such
        ---------
     Advance Request.

               (6) Financing Statements; Supplemental Searches; Consents and
                   ---------------------------------------------------------
     Waivers.  Lessor shall have received (i) from Lessee to the extent not
     -------
     theretofore delivered pursuant to Section 3.2(d) or this Section, duly
                                       --------------
     executed UCC Financing Statements (or amendments to financing statements, as applicable) covering all Equipment to be transferred to Lessor and leased to Lessee on such Advance Date, identifying Lessee as debtor, Trustee, as Lessor, as secured party and Administrative Agent, on behalf of the Lenders, as assignee of secured party, and such financing statements (or amendments) shall have been filed in each applicable jurisdiction, (ii) if required by Trustee/Lessor (acting at the direction of the Required Lenders), such Searches acceptable to the Required Lenders and their counsel as to Lessee, HCS I and HCS II and the applicable Equipment (to the extent then obtained by any such party) from each appropriate state and county or parish filing or recording office, each dated as close to the applicable Advance Date as practicable, which Searches shall evidence Lessee's ownership of any of the applicable Equipment free and clear of all Liens other than Permitted Liens, and (iii) such releases of liens,
           ----- ----
     termination statements, and mortgagee consents as may be necessary to ensure (A) a first priority security interest in the Equipment which may be deemed "fixtures" and thereby subject to prior Liens and (B) subject to applicable Gaming Laws, the ability of Trustee/Lessor and the other Participants to obtain access to the Resort and remove the Equipment therefrom in connection with exercising their rights and remedies under the Operative Documents. All fees and Taxes with respect to the recording or filing of any of the foregoing shall have been paid in full, and satisfactory evidence thereof shall have been delivered to Trustee/Lessor and Administrative Agent, or arrangements for payment shall have been made to the satisfaction of Trustee/Lessor and Administrative Agent.

               (7) No Casualty.  No Casualty shall have occurred with respect to
                   -----------
     any item of Equipment being delivered and accepted on such Advance Date.

               (8) Officer's Certificates.  Administrative Agent shall have
                   ----------------------
     received (with copies for Trustee/Lessor and each Lender) certificates of a Responsible Official of Lessee stating that (i) all of the representations and warranties of Lessee contained herein and in each of the other Operative Documents are true and correct on and as of such Advance Date in all material respects as though made on and as of that date, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date,
     (ii)  that insurance complying with Article IX of the Lease is in full
                                         ----------
     force and effect and (iii) all applicable conditions precedent to the relevant Advance have been satisfied, or waived in writing by each Lender, Lessor, Trustee and Administrative Agent, on or prior to such Advance Date.

               (9) Taxes.  All Taxes other than Charges due and payable by
                   -----
     Lessee on or prior to such Advance Date in connection with the execution, delivery, recording and filing of any of the Operative Documents, in connection with the filing of any of the financing statements or as otherwise required to be paid by Lessee pursuant to the terms of the Operative Documents shall have been paid in full.

               (10) [Reserved].

               (11) Construction Certificate.  Administrative Agent shall have
                    ------------------------
     received (with copies for Trustee/Lessor and each Lender), at least three
     (3) Business Days prior to the applicable Advance Date, the most recent Construction Progress Report issued by CCM Consulting Group.

               (l2) Third Party Approvals.  All material third party approvals
                    ---------------------
     necessary for the operation and use of the Equipment and for Lessee to perform its obligations with respect to the Lease shall have been obtained.

               (13) Litigation.  No law or regulation shall prohibit, and no
                    ----------
     order, judgment or decree of any Governmental Authority shall, and no action or proceeding shall be pending or threatened which would reasonably be expected to, enjoin, prohibit, limit or restrain the making of such Advance.

               (14) No Material Adverse Effect.  Since December 31, 1999, there
                    --------------------------
     shall not have occurred any Material Adverse Effect.

               (15) Further Assurances, etc.  Administrative Agent shall have
                    ------------------------
     received such other and further instruments, duly executed, acknowledged (if appropriate) and delivered, as Administrative Agent (acting at the direction of the Required Lenders) reasonably shall have requested in connection with such Advance and this Agreement.

               (16) Transaction Costs.  Lessee shall have paid all Transaction
                    -----------------
     Costs to the extent invoiced three (3) Business Days prior to such Advance Date to the parties to whom such Transaction Costs are payable (or shall have requested payment thereof or reimbursement therefor pursuant to the Advance Request). Such payment shall be made by wire transfer of immediately available funds.

               (17) Trustee/Lessor's and Administrative Agent's Certificate.
                    -------------------------------------------------------
     Each Lender shall have received a certificate from an officer of Trustee/Lessor and an officer of Administrative Agent confirming its receipt of (or requesting a waiver of the receipt of) the documents specified in Sections 3.1(a), (d), (e), (h), (j) and (k).
                  ---------------  ---  ---  ---  ---     ---

     SECTION 1.15    Conditions Precedent to Initial Advance Date.  In addition
                     --------------------------------------------
to the conditions precedent set forth in Section 3.1, the obligation of
                                         -----------
Trustee/Lessor and each Lender to perform their respective obligations on the Initial Advance Date shall be subject to the fulfillment to the satisfaction of, or the waiver in writing by, each Lender of the conditions precedent set forth in this Section 3.2 on or before the Initial Advance Date (except that the
        -----------
obligation of any party hereto shall not be subject to such party's own performance or compliance).

               (1) Preliminary Appraisal Report.  Administrative Agent shall
                   ----------------------------
     have received (with copies for Trustee/Lessor and each Lender), and the Lenders shall have approved, a preliminary appraisal report with respect to the Equipment intended to be financed hereunder, prepared by a qualified appraiser satisfactory to the Lenders, establishing (on the basis of a review of invoices, purchase contracts, equipment lists and the like) an aggregate fair market value of such Equipment as of the Initial Advance Date (assuming such Equipment will be delivered on the Initial Advance
     Date) and as of the Maturity Date. Such preliminary appraisal shall be prepared at the cost and expense of Lessee.

               (2) Construction Plans.  If required by the Required Lenders,
                   ------------------
     Administrative Agent shall have received a copy of the Construction Plans for the Resort.

               (3) Searches.  Not later than three (3) days prior to the Closing
                   --------
     Date, Administrative Agent shall have received (with copies for Trustee/Lessor and each Lender) reports (each, a "Search") acceptable to
                                                       ------
     the Lenders and their counsel, of judgment liens, revenue liens, tax liens, Uniform Commercial Code filings and other encumbrances of record with respect to Lessee, HCS I and HCS II with the applicable filing offices in the States of Louisiana and Texas (as applicable), and such reports shall show no Liens other than Permitted Liens on or affecting the Equipment.

               (4) Filings and Recordings.  All filings, registrations and
                   ----------------------
     recordings set forth on Schedule IV (or as otherwise reasonably required by
                             -----------
     the Required Lenders) shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices and all fees and taxes with respect to any recordings, filings or registrations made pursuant to this Section 3.2(d) shall have been paid in full, and
                           --------------
     satisfactory evidence thereof shall have been delivered to Administrative Agent, or arrangements for such payment shall have been made to the satisfaction of Administrative Agent.

               (5) Insurance.  Trustee/Lessor and Administrative Agent shall
                   ---------
     have received (with copies for each Lender) evidence of each of the insurance policies required to be maintained pursuant to the Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage, accompanied by affidavits, certificates, paid bills or other documents evidencing that all premium payments are current.

               (6) Consents and Approvals.  All material necessary consents,
                   ----------------------
     approvals and authorizations of, and declarations, registrations and filings with, Governmental Authorities and any other applicable Persons required to consummate the transactions contemplated by this Agreement shall have been obtained or made by Lessee and shall be in full force and effect.

               (7) Further Assurances, etc.  Administrative Agent shall have
                   ------------------------
     received (with copies for Trustee/Lessor and each Lender) such other and further instruments, duly executed, acknowledged (if appropriate) and delivered, as it (acting at the direction of the Required Lenders) reasonably shall have requested in connection with the Initial Advance Date and the applicable Operative Documents.

               (8) Manager Subordination Agreement.  The Manager Subordination
                   -------------------------------
     Agreement shall have been (or shall concurrently be) executed and delivered by each of the parties thereto.

               (9) Gaming Authority Approval.  Each of Lessee and each
                   -------------------------
     Participant shall have received such approvals as it deems appropriate that the relevant Gaming Authorities have approved the transactions contemplated by this Agreement and the other Operative Documents (including the financing of Lessee's acquisition of Gaming Equipment contemplated hereunder and thereunder) to the extent that any such approval is required by applicable Gaming Laws.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     SECTION 1.16   Representations and Warranties of Lessee.  Lessee represents
                    ----------------------------------------
and warrants to each of the other parties hereto as follows:

               (1)  Due Organization, etc.
                    ----------------------

                    (1) Lessee is a general partnership duly organized and validly existing under the laws of the State of Louisiana, and is duly qualified or licensed and in good standing and authorized to do business in all jurisdictions where failure to so qualify could reasonably be expected to have a Material Adverse Effect, and has the requisite power and authority to execute, deliver and perform its obligations under each of the Operative Documents to which it is a party and each other agreement, instrument and document executed and delivered by it on any Advance Date in connection with or as contemplated by each such Operative Document. The "principal place of business" and "chief executive office" (as such terms are used in Section 9-103(3) of the UCC) of Lessee is located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB 48, Dallas, Texas 75240, and after the Resort is Operating, the principal place of business will be located at 451 Clyde Font Parkway, Shreveport, Louisiana 71101. Upon acceptance thereof for lease under the Lease, the Equipment will be located at 451 Clyde Fant Parkway, Shreveport, Louisiana 71101.

                    (1) Each of HCS I and HCS II is a corporation duly
          organized,
          validly existing and in good standing under the laws of the State of Louisiana, and is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in all jurisdictions where failure to so qualify could reasonably be expected to have a Material Adverse Effect, and HCS I, as managing general partner of Lessee, has the requisite corporate power and authority to execute and deliver, on behalf of Lessee, each of the Operative Documents to which Lessee is a party and each other agreement, instrument and document executed and delivered by Lessee on any Advance Date in connection with or as contemplated by each such Operative Document. The "principal place of business" and "chief executive office" (as such terms are used in Section 9-103(3) of the UCC) of each of HCS I and HCS II is located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB 48, Dallas, Texas 75240, and after the Resort is Operating, the principal place of business will be located at 451 Clyde Fant Parkway, Shreveport, Louisiana 71101.

               (2) Authorization; No Conflict; No Approvals, etc.  The execution
                   ----------------------------------------------
     and delivery by Lessee of each of the Operative Documents to which it is a party, and the performance by Lessee of its Obligations under such Operative Documents, have been duly authorized by all necessary partnership action (including any necessary partner action) on its part, and do not and will not: (i) contravene any Applicable Laws currently in effect applicable to or binding on it or the Equipment; (ii) violate any provision of its partnership agreement or the articles of incorporation or by-laws of HCS I or HCS II; (iii) result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement, or any other agreement or instrument to which Lessee, HCS I or HCS II is a party or by which Lessee, HCS I or HCS II or any of their respective properties may be bound or affected, except for such breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; or (iv) require any Governmental Approval by any Governmental Authority, except for (A) the filings and recordings listed on
     Schedule IV to perfect the rights of the Participants intended to be
     -----------
     created by the Operative Documents and (B) the required licenses and approvals listed on Schedule V and none of Lessee, HCS I or HCS II is in
                         ----------
     default under or in violation of its respective partnership agreement, charter or by-laws, as applicable.

               (3) Enforceability.  Each Operative Document to which Lessee is a
                   --------------
     party constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (4) Litigation.  Except as set forth in the Disclosure Schedule,
                   ----------
     there is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Lessee, threatened against Lessee, HCS I or HCS II or the Equipment or before any Governmental Authority (i) which challenges the validity of the Operative Documents to which Lessee is a party or any action taken or to be taken pursuant to the Operative Documents to which Lessee is a party, or (ii) which if adversely determined would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

               (5)  Managing General Partner.  HCS I is the managing general
                    ------------------------
     partner of Lessee. Except as set forth in the Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other arrangements or commitments of any nature relating to any Equity Interest in Lessee.

               (6)  Projections.  As of the Closing Date, to the knowledge of
                    -----------
     Lessee, the assumptions set forth in the Projections are reasonable and consistent with each other and with all facts known to Lessee, and the Projections were reasonably based on such assumptions at the time such Projections were prepared. Nothing in this Section 4.1(f) shall be
                                                 --------------
     construed as a representation or covenant that the Projections, in fact, will be achieved.

               (7)  No Other Agreements.  None of Lessee, HCS I or HCS II is a
                    -------------------
     party to any agreement to sell any interest in the Equipment or any portion thereof (except as otherwise contemplated in the Operative Documents).

               (8)  Compliance With Law.  With respect to the Equipment and the
                    -------------------
     operation of the Resort, Lessee, HCS I and HCS II have at all times complied and are in compliance with all Applicable Laws, except for any violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

               (9)  Investment Company Act.  Lessee is not an "investment
                    ----------------------
     company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (10) Public Utility Holding Company.  Lessee is not subject to
                    ------------------------------
     regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (11) Subjection to Government Regulation.  Except in the case of
                    -----------------------------------
     the ownership of, or the holding of an interest in, the Equipment following the exercise of remedies under the Lease, no Participant will become subject to ongoing regulation of its operations by a Governmental Authority (excluding foreign Governmental Authorities) solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby; provided, however, that the Louisiana Gaming Control
                           --------  -------
     Board may at any time require Trustee, Lessor or any Lender to file an application with it for a finding of suitability to be affiliated with Lessee as set forth in the Operative Documents. The exercise of remedies by any Participant under any of the Operative Documents with respect to the Collateral will not require the approval of or filing with any Gaming Authority except as otherwise disclosed on Schedule V hereto.
                            --------

               (l2) Securities Laws. Neither Lessee nor anyone authorized to act
                    ---------------
     on its behalf has, directly or indirectly, offered or sold any interest in the Notes, the Equipment, the Lease or any of the Operative Documents in violation of Section 5 of the Securities Act or any state securities laws.

               (13) Federal Reserve Regulations.  Lessee is not engaged
                    ---------------------------
     principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors). No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying any such margin stock, to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any other purpose violative of or inconsistent with any of the provisions of Regulation T, U or X of the Board of Governors.

               (14) Taxes.  Lessee, HCS I and HCS II have filed all tax returns
                    -----
     and reports required by law to have been filed by each of them and have paid all material taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on their books.

               (15) Accuracy of Information.  All material factual information
                    -----------------------
     heretofore or contemporaneously furnished by or on behalf of Lessee in writing to the Participants and the Arranger for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Lessee to the Participants and the Arranger will be, true and accurate in every material respect on the date as of which such information is dated or certified and (except as to factual information hereafter furnished) as of the date of execution and delivery of this Agreement by the Participants and the Arranger, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

               (16) Licenses, Registrations and Permits. As of any date on which
                    -----------------------------------
     this representation is made, all licenses, registrations and permits required of Lessee as of such date by any Governmental Authority having jurisdiction over Lessee shall have been obtained for (i) the use and occupancy of the Resort if on or at any time prior to such date the Resort is or was Operating, and (ii) the installation and operation of the Equipment on the Resort, except where the failure to obtain the same would not reasonably be expected to have, individually or the aggregate, a Material Adverse Effect.

               (17) Gaming Licenses.  All Gaming Licenses required to be held by
                    ---------------
     Lessee, its Restricted Subsidiaries, HCS I and HCS II for the conduct of their respective businesses on or with respect to the Resort, as then conducted as of each date this representation is made, are current and valid, except where the failure to obtain or maintain the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Upon Opening of the Resort, Lessee, its Restricted Subsidiaries, HCS I and HCS II will hold all Gaming Licenses necessary for the operation of the Casino.

               (18) Title to Property.  Lessee has good and indefeasible
                    -----------------
     leasehold title to the land and buildings constituting the Resort, subject to "Permitted Encumbrances" (as such term is defined in the Ground Lease).

               (19) Insurance.  From and after the Initial Advance Date, Lessee
                    ---------
     has obtained or caused to be obtained insurance coverage covering the Equipment which meets in all respects the requirements of the Lease, and such coverage is in full force and effect.

               (20) Defaults. No event has occurred and is continuing that is a
                    --------
     Default or Event of Default, nor is Lessee in default under any instrument evidencing any Indebtedness, or under any material agreement relating thereto or under any indenture, mortgage, deed of trust, security agreement, lease, franchise or other agreement or other instrument to which Lessee is a party or by which Lessee or any of its material assets is subject or bound, including the Indenture, which would reasonably be expected to result in a Material Adverse Effect.

               (21) Perfection of Security Interests.  Upon the filing of
                    --------------------------------
     appropriate UCC Financing Statements with the Secretary of State of Texas and the Clerks of Court of each of Bossier Parish and Caddo Parish, Louisiana, Trustee/Lessor, for the benefit of the Lenders, will have an enforceable, perfected first priority Lien of record in the Priority Collateral (and a perfected Lien, which may or may not be a first priority Lien, in the balance of the Lessee Collateral) granted pursuant to the Lease as against all Persons, including Lessee and its creditors, subject to Permitted Liens.

               (22) No Change in Name or Entity.  As of the date hereof, Lessee
                    ---------------------------
     has not, prior to the date of this Agreement, changed its name or been the surviving entity of a merger or consolidation.

               (23) Purchase Price.  The fair market value of the items of
                    --------------
     Equipment accepted on each Advance Date is approximately equal to the sum of the invoice cost for the items of Equipment identified in the applicable Advance Request plus any Charges properly attributable thereto.

               (24) Purchase Contracts.  Each purchase order with respect to
                    ------------------
     which a Purchase Order Assignment applies is assignable by Lessee (or an affiliate thereof) in the manner required by this Agreement.

               (25) No Transfer Taxes.  No sales, use, exercise, transfer or
                    -----------------
     other tax, fee or imposition shall result from the sale, transfer or purchase of any item of Equipment or any Loan pursuant to Article II,
                                                               ----------
     except such taxes, fees or impositions that have been paid or will be paid in full on or prior to the applicable Advance Date.

     SECTION 1.17  Representations and Warranties of Each Lender.  Each Lender
                   ---------------------------------------------
represents and warrants, severally and only as to itself, to each of the other parties hereto as follows:

               (1) Due Organization, etc.  It is duly organized and validly
                   ----------------------
     existing under the laws of the jurisdiction of its organization and has the requisite power and authority to enter into and perform its obligations as a Lender under each Operative Document to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection herewith or therewith.

               (2) Authorization; No Conflict.  The execution and delivery by it
                   --------------------------
     of, the consummation by it of the transactions provided for in, and the compliance by it with each of the provisions applicable to it of, each Operative Document to which it is or is to be a party, as Lender, have been duly authorized by all necessary action on its part; and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it, as Lender, with any of the terms and provisions thereof (i) requires any approval of its stockholders, partners or members, as the case may be, or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes or will contravene any Applicable Laws currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Laws to which it or the Equipment, directly or indirectly, may be subject because of the lines of business or other activities of Lessee) or (iii) results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, other material agreement or instrument, corporate charter, by-laws, partnership agreement, operating agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

               (3) ERISA.  It is purchasing its interest in its Note with assets
                   -----
     that are either (i) not assets of any Plan, Multiemployer Plan or Benefit Arrangement (or its related trust) which is subject to Title I of ERISA or
     Section 4975 of the Code, or (ii) assets of any Plan, Multiemployer Plan or Benefit Arrangement (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, but for which there is available an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is immediately applicable to each transaction contemplated by the Operative Documents to the extent that any other party to such transaction is a "party in interest" as defined in
     Section 3(14) of ERISA, or a "disqualified person" as defined in Section 4975(e)(2) of the Code, with respect to such plan assets.

               (4) Investment in Notes.  It is acquiring its Note for its own
                   -------------------
     account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of all or any portion of its interest in its Note or other Operative Documents, it understands that it may do so only in compliance with the Securities Act, and the rules and regulations of the Commission thereunder, and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note, the Trust Estate (including the Equipment constituting a part thereof), the Collateral or the Lease to the registration requirements of Section 5 of the Securities Act. Subject to the foregoing, it is understood among the parties that the disposition of each Lender's property shall be at all times within its control.

               (5) Lessor Liens.  The Equipment is free and clear of all Lessor
                   ------------
     Liens attributable to it.

     SECTION 1.18  Representations and Warranties of Bank.  First Security
                   --------------------------------------
Bank, National Association, in its individual capacity ("Bank"), represents and
                                                         ----
warrants to each of the other parties hereto as follows:

               (1) Chief Executive Office.  Bank's "chief executive office" and
                   ----------------------
     "principal place of business" as such terms are used in Section 9-103(3) of the UCC and the place where the documents, accounts and records relating to the transactions contemplated by the Operative Documents are kept is located at 79 South Main Street, Salt Lake City, Utah 84111.

               (2) Due Organization, etc.  Bank is a national banking
                   ----------------------
     association duly organized and validly existing in good standing under the laws of the United States of America and has full power and authority to execute, deliver and perform its obligations (i) in its individual capacity under the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) as Trustee and Lessor under the Trust Agreement, under this Agreement and each other Operative Document to which it is or will be a party as Trustee or Lessor.

               (3) Due Authorization; Enforceability.  The Operative Documents
                   ---------------------------------
     to which Bank individually or in its capacities as Trustee or Lessor is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by or on behalf of Bank (in its individual capacity or in its capacities as Lessor or Trustee, as applicable) and are, or upon execution and delivery by Bank will be, legal, valid and binding obligations of Bank (in its individual capacity or in its capacities as Lessor or Trustee, as applicable), enforceable against it in such capacities in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

               (4) No Conflict.  The execution and delivery by (i) Bank, in its
                   -----------
     individual capacity, of the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) Bank, in its capacity as Trustee or Lessor, as applicable, of each Operative Document to which Bank, in its capacities as Lessor or Trustee, is or will be a party, are not and will not be, and the performance by Bank, in its individual capacity or as Trustee or Lessor, as the case may be, of its obligations under each are not and will not be inconsistent with the articles of association or by-laws of Bank, do not and will not contravene any Applicable Laws of the United States of America or the State of Utah relating to the banking or trust powers of Bank, and do not and will not result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement or any other agreement or instrument to which Bank is a party or by which it or its properties may be bound or affected.

               (5) No Approvals, etc.  Neither the execution and delivery by
                   ------------------
     Bank in its individual capacity or as Trustee or Lessor, as the case may be, of any of the Operative Documents to which it is a party requires any Governmental Approval by any Governmental Authority under any Applicable Laws of the United States of America or the State of Utah relating to the banking or trust powers of Bank.

               (6) Litigation.  There is no action, proceeding or investigation
                   ----------
     pending or threatened against Bank (in its individual capacity or as Trustee or Lessor) which questions the validity of the Operative Documents or which is reasonably likely to result, individually or in the aggregate, in any material adverse effect on the ability of Bank (in its individual capacity or as Trustee or Lessor) to perform its obligations (in any such capacity) under the Operative Documents to which it is a party.

               (7) Lessor Liens.  The Equipment is free and clear of all Lessor
                   ------------
     Liens attributable to Bank (in its individual capacity).

               (8) Securities Act.  Neither Bank (in its individual capacity or
                   --------------
     as Trustee or Lessor) nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Notes, the Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, or solicited any offer to acquire any of the aforementioned securities or leases.

     SECTION 1.19  Representations and Warranties of Administrative Agent.
                   ------------------------------------------------------
First Security Trust Company of Nevada, in its individual capacity, hereby represents and warrants to each of the other parties hereto as follows:

               (1) Due Organization, etc.  Administrative Agent is duly
                   ----------------------
     organized and validly existing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is or will be a party.

               (2) Due Authorization; Enforceability.  The Operative Documents
                   ---------------------------------
     to which Administrative Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Administrative Agent, and are, or, upon execution and delivery will be, legal, valid and binding obligations of Administrative Agent, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

               (3) No Conflict.  Neither the execution and delivery by
                   -----------
     Administrative Agent of the Operative Documents to which it is or will be a party, either in its individual capacity or as Administrative Agent, or both, nor performance of its obligations thereunder in either such capacity, results or will result in a breach of, or constitutes or will constitute a default under (with or without the giving of notice or lapse of time or both), or violates or will violate the terms, conditions or provisions of: (i) the articles of incorporation of Administrative Agent;
     (ii) any agreement to which Administrative Agent, either in its individual capacity or as Administrative Agent, or both, is now a party or by which it or any of its properties, either in its individual capacity or as Administrative Agent, or both, is bound or affected, where such breach, default or violation would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity or as Administrative Agent, or both, to perform its obligations under any Operative Document to which it is or will be a party, either in its individual capacity or as Administrative Agent, or both; or (iii) any Applicable Laws of the United States of America or the State of Nevada relating to the banking or trust powers of Administrative Agent, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity or as Administrative Agent, or both, to perform its obligations under any Operative Document to which it is or will be a party in any such capacity.

               (4) No Approvals, etc.  No Governmental Approval by any
                   ------------------
     Governmental Authority under any Applicable Laws of the United States of America or the State of Nevada relating to the banking or trust powers of Administrative Agent is or will be required in connection with the execution and delivery by Administrative Agent, in its individual capacity or as Administrative Agent, or both, of the Operative Documents to which it is party or the performance by Administrative Agent, in its individual capacity or as Administrative Agent, or both, of its obligations under such Operative Documents.

                                    ARTICLE V

                              COVENANTS OF LESSEE
                              -------------------

     SECTION 1.20  Further Assurances.  Lessee, at its own cost and expense,
                   ------------------
will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Required Lenders reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents to which Lessee is a party and the transactions contemplated thereby. Lessee, at its own cost and expense, will cause all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by the Required Lenders in order to establish, preserve, protect and perfect the title of Lessor to the Equipment and Lessor's and Trustee's rights under this Agreement and the other Operative Documents and to perfect, preserve and protect the first and prior Lien of the Security Agreement on the Trust Estate in favor of Administrative Agent for the benefit of the Lenders.

     SECTION 1.21  Consolidation, Merger, Sale, etc.
                   ---------------------------------

               (1) Consolidation, Merger or Sale of Assets.  Lessee may not,
                   ---------------------------------------
     directly or indirectly, (a) consolidate or merge with or into another Person (whether or not Lessee is the surviving entity) or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its and its Restricted Subsidiaries' properties or assets, taken as a whole, in one or more related transactions, to another Person; unless:

                    (1) either (A) Lessee is the surviving entity or (B) the Person formed by or surviving any such consolidation or merger (if other than Lessee) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any State thereof or the District of Columbia;

                    (2) the Person formed by or surviving any such consolidation or merger (if other than Lessee), or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made, assumes all the obligations of Lessee under this Agreement and all other applicable Operative Documents, pursuant to agreements reasonably satisfactory to the Required Lenders;

                    (3) immediately after such transaction no Default or Event of Default exists;

                    (4) such transaction would not result in the loss or suspension or material impairment of any of Lessee's or any of its Restricted Subsidiaries' Gaming Licenses unless a comparable replacement Gaming License is effective prior to or simultaneously with such loss, suspension or material impairment;

                    (5) Lessee or the Person formed by or surviving any such consolidation or merger (if other than Lessee), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made, will, on the date of such transaction, after giving pro forma effect to such transaction and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 5.19(b); and
                                   ---------------

                    (6) such transaction would not require any Participant to obtain a Gaming License or be qualified or found suitable under the law of any applicable gaming jurisdiction; provided, however, that
                                                     --------  -------
          such Participant would not have been required to obtain a Gaming License or be qualified or found suitable under the laws of any applicable gaming jurisdiction in the absence of such transaction.

               In addition, Lessee may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

               Notwithstanding the foregoing, Lessee may reorganize as a corporation or other business entity in accordance with the procedures established in Section 5.2(b), provided that Lessee has delivered to
                    --------------  --------
     Administrative Agent (with original counterparts for Trustee/Lessor and each Lender) an opinion of counsel in the United States reasonably acceptable to the Required Lenders confirming that the reorganization is not adverse to the Participants (it being recognized that the reorganization will not be deemed adverse to the Participants solely because (x) of the accrual of deferred tax liabilities resulting from the reorganization or (y) the successor or surviving corporation (1) is subject to income tax as a corporate entity or (2) is considered to be an "includible corporation" of an affiliated group of corporations within the meaning of the Code, or any similar state or local law).

               (2) Successor Corporation Substituted.  Upon any consolidation or
                   ---------------------------------
     merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of Lessee in accordance with Section 5.2(a), the successor corporation formed by such
                     --------------
     consolidation or into or with which Lessee is merged, or to which such sale, assignment, transfer, lease, conveyance or other disposition is made, shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Agreement and the other Operative Documents referring to the "Lessee" shall refer instead to the successor corporation and not to Lessee), and may exercise every right and power of, Lessee under this Agreement and the other Operative Documents with the same effect as if such successor Person had been named as Lessee herein; provided, however, that (i) the surviving entity or acquiring corporation
     --------  -------
     shall (A) assume all of the Obligations of Lessee incurred under this Agreement and the other Operative Documents, (B) acquire and own and operate, directly or through Subsidiaries, all or substantially all of the properties and assets then constituting the assets of Lessee or any of its Restricted Subsidiaries, as the case may be, (C) have been issued Gaming Licenses to operate the acquired casino operations and entities substantially in the manner and scope operated prior to such transaction, which Gaming Licenses are in full force and effect and (D) be in compliance fully with Section 5.2(a) and (ii) Lessee shall deliver to Administrative
                --------------
     Agent (with copies for Trustee/Lessor and each Lender) a certificate signed by a Responsible Official of Lessee and an opinion of counsel acceptable to the Required Lenders, subject to customary assumptions and exclusions, stating that the proposed transaction complies with this Section 5.2;
                                                              -----------
     provided, further, however, that Lessee shall not be relieved from the
     --------  -------
     obligation to pay its Obligations (including Rent) under this Agreement, the Lease and the other Operative Documents except in the case of a sale of all of one or Lessee's assets that meets the requirements of Section
                                                                  -------
     5.2(a).

     SECTION 1.22   Existence.  Subject to Section 5.2, Lessee shall do or cause
                    ---------              -----------
to be done all things necessary to preserve and keep in full force and effect
(a) its partnership existence and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of Lessee or any such Subsidiary and (b) the rights (charter and statutory), licenses and franchises of Lessee and its Subsidiaries; provided, however, that Lessee shall not be
                                --------  -------
required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if Lessee's Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of Lessee and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Participants.

     SECTION 1.23   Liens.  Lessee shall not incur or suffer or permit to exist
                    -----
any Lien on any of the Equipment or the other Collateral other than Permitted Liens.

     SECTION 1.24   Compliance Certificate.  Within 120 days after the close of
                    ----------------------
each fiscal year of Lessee, Lessee shall deliver to each Participant a certificate (a "Compliance Certificate"), in form reasonably acceptable to the
                ----------------------
Required Lenders, signed by a Responsible Official of Lessee, to the effect that the signer is familiar with or has reviewed the relevant terms of this Agreement, the Lease and each other Operative Document to which Lessee is a party and has made, or caused to be made, under his or her supervision, a review of the transactions contemplated hereby and thereby, as well as the condition of the Equipment, during the preceding fiscal year, and that such review has not disclosed the existence during such fiscal year of any condition or event which constitutes a Lease Event of Default or Casualty (except as described therein), nor does the signer have knowledge, after due inquiry, of the existence, as of the date of such certificate, of any condition or event which constitutes a Lease Default, a Lease Event of Default or Casualty or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Lessee has taken, is taking or proposes to take with respect thereto.

     SECTION 1.25  Investigation by Governmental Authorities.  Lessee shall
                   -----------------------------------------
deliver to Administrative Agent promptly upon Lessee's receiving written notice of the intent by a Governmental Authority to (a) revoke or suspend any Gaming License necessary for the ownership or operation of the Casino or gaming operations in respect thereof, (b) restrict or modify any such Gaming License if the effect of any such restriction or modification would reasonably be expected to have, individually or in the aggregate with other restrictions or modifications, a Material Adverse Effect, (c) take an action which would constitute a requisition of title to any of the Equipment, (d) investigate the Equipment for a material violation of any Applicable Laws with respect to the Equipment, including any Environmental Law, under which liability may be imposed upon any Participant or Lessee, or (e) investigate the Equipment (other than routine fire, life-safety and similar inspections) for any violation of Applicable Laws under which criminal liability may be imposed upon any Participant or Lessee.

     SECTION 1.26    Books and Records.  Lessee will, at all times, maintain
                     -----------------
books and records separate from those of any other Person in accordance with GAAP.

     SECTION 1.27    Payment of Taxes, etc.  Lessee shall pay, and shall cause
                     ----------------------
each of its Subsidiaries to pay, prior to delinquency, (a) all sales, use, excise and other taxes, assessments and governmental charges or levies imposed upon the Lessee Collateral except such as are contested in good faith and by
                           ------
appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Participants, and (b) all lawful claims that, if unpaid, might by law become a Lien upon the Lessee Collateral, other than those arising from Permitted Liens.

     SECTION 1.28    Inspection.  Lessee shall permit the Participants, or any
                     ----------
agents or representatives of any thereof, upon reasonable prior notice, at any time during regular business hours of Lessee and as often as reasonably requested (but not so as to materially interfere with the business of Lessee), to examine and make copies of, and abstracts from, the records and books of account of Lessee and its Restricted Subsidiaries and to discuss the affairs, finances and accounts of Lessee and its Restricted Subsidiaries with any of Lessee's or any of HCS I's or HCS II's officers, managers, key employees or accountants, provided that Lessee shall be afforded reasonable prior notice of,
             --------
and an opportunity to participate in, any such discussions with Lessee's accountants. Lessee shall, upon reasonable prior notice from any Participant (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), permit the Participants and their respective authorized representatives to inspect the Equipment during normal business hours of Lessee, provided that such inspections shall not unreasonably interfere with
           --------
Lessee's business operations at the Resort. Without in any way limiting any of the foregoing rights of the Participants to conduct inspections from time to time, Lessee agrees to reimburse Administrative Agent for the reasonable costs and expenses of conducting one such inspection per calendar year (should Administrative Agent (at the direction of the Required Lenders) elect to conduct such inspection); provided, however, that all inspections by the Participants
                  --------  -------
conducted after the occurrence and during the continuance of a Lease Event of Default shall be at the sole cost and expense of Lessee.

     SECTION 1.29   Compliance with Laws.  Lessee shall comply, and shall cause
                    --------------------
each of its Restricted Subsidiaries to comply, within the time period, if any, given for such compliance by the relevant Governmental Authority or Authorities with enforcement authority, with all Applicable Laws noncompliance with which would reasonably be expected to have a Material Adverse Effect, except that
                                                                ------
Lessee and its Related Subsidiaries need not comply with any Applicable Law then being contested by any of them in good faith by appropriate proceedings.

     SECTION 1.30   Maintenance of Insurance.  Lessee shall maintain insurance
                    ------------------------
coverage covering the Equipment which meets in all respects the requirements of

Article IX of the Lease, and such coverage shall remain in full force and effect
----------
so long as any Loan remains outstanding.

     SECTION 1.31   Change of Name or Principal Place of Business.  Lessee shall
                    ---------------------------------------------
furnish to Administrative Agent notice, on or before the thirtieth (30th) day before effecting same, of any relocation of its chief executive office, principal place of business or the office where it keeps its records concerning its accounts or contract rights relating to the Equipment or the Equipment or Lessee changes its name, identity, organizational structure or taxpayer identification number provided that no such prior notice shall be required in
                      --------
connection with Lessee's relocation of its chief executive office and principal place of business to 451 Clyde Fant Parkway, Shreveport, Louisiana 71101 upon the opening of the Resort.

     SECTION 1.32   Financial and Other Information.  Lessee shall deliver to
                    -------------------------------
Administrative Agent the following financial and other information (with copies for Trustee/Lessor and each Lender):

               (1) Financial Reports.  Whether or not required by the
                   -----------------
     Commission, so long as any Obligations are outstanding, Lessee will furnish to the Participants, within 15 days following the time periods specified in the Commission's rules and regulations: (i) all consolidated quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if Lessee were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by Lessee's certified independent accountants; and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if Lessee were required to file such reports. In addition, within 15 days after filing such documents with the Commission, Lessee shall furnish to the Participants the items in (i) and (ii) of this paragraph with respect to HCS I, HCS II, any Restricted Subsidiary of Lessee, and HWCC-Louisiana.

               (2) Unrestricted Subsidiaries.  If Lessee has designated any of
                   -------------------------
     its Subsidiaries as Unrestricted Subsidiaries, then the consolidated quarterly and annual financial information required by the preceding paragraph will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of Lessee and its Restricted Subsidiaries separate from the financial condition and results of operations of Lessee's Unrestricted Subsidiaries as required by the rules and regulations of the Commission.

               (3) Operating Report.  From and after the Resort becomes
                   ----------------
     Operating, within 30 days after the end of each calendar month, a summary unaudited statement of operations of Lessee for such month, in a form reasonably acceptable to the Required Lenders, together with a written report as to current operating data and a narrative statement discussing any significant trends reflected therein.

               (4) Default.  As soon as possible and in any event within seven
                   -------
     (7) Business Days after the occurrence of each Default or Event of Default under any Operative Document a statement of a Responsible Official of Lessee setting forth the details of such Default or Event of Default and the action that Lessee (or any other applicable party) proposes to take with respect thereto.

               (5) Condition.  Promptly after becoming aware thereof, written
                   ---------
     notice of any Material Adverse Effect.

               (6) Proceedings.  Promptly after becoming aware thereof, written
                   -----------
     notice of the commencement or existence of any proceeding against Lessee, its Restricted Subsidiaries, HCS I, HCS II or Manager by or before any Governmental Authority that might, in the reasonable judgment of Lessee, reasonably be expected to result in a Material Adverse Effect.

               (7) Environmental.  Promptly after the occurrence of any
                   -------------
     Environmental Violation or written notice alleging Environmental Violation, a statement of a Responsible Official of Lessee setting forth the details of such violation or alleged violation and the action that Lessee proposes to take with respect thereto.

               (8) Annual Projections.  As soon as possible and in any event no
                   ------------------
     later than the required delivery date specified for delivery of Lessee's annual reports described in subsection (a) above, financial projections of
                                 --------------
     Lessee and its Subsidiaries for the fiscal year immediately following the fiscal year covered by such annual financial statements, setting forth, in reasonable detail, a statement, on a monthly basis, of the projected consolidated expenses and cash flows of Lessee and its Subsidiaries.

               (9) Public Information.  To the extent applicable, promptly after
                   ------------------
     the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of HCS I or HCS II, as the case may be, and copies of all annual, regular, periodic and special reports and registration statements which Lessee, HCS I or HCS II may file or be required to file with the Commission under Section 13 or 15(d) of the Exchange Act and not otherwise required to be delivered to the Participants pursuant to other provisions of this Section 5.13
             ------------

              (10) Amendments, Modifications, etc.  Promptly after the effective
                   -------------------------------
     date thereof, copies of any and all material amendments, modifications and waivers pertaining in any manner to the Indenture or any of the documents relating thereto.

              (11) Other Information.  Promptly upon written request therefor,
                   -----------------
     any other information in respect of Lessee, its Restricted Subsidiaries, HCS I, HCS II or the Manager (to the extent readily available to Lessee at no or nominal cost), reasonably requested by any Participant.

     SECTION 1.33  Securities.  Neither Lessee nor anyone authorized to act on
                   ----------
behalf of Lessee will take any action which would subject the issuance or sale of the Notes, the Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

     SECTION 1.34  Gaming Equipment Costs.  As of the date of the last Advance,
                   ----------------------
Lessee shall have caused the aggregate amount disbursed hereunder with respect to Equipment Costs for Gaming Equipment to be not less than one-quarter of the total amount disbursed to or for the benefit of Lessee hereunder.

     SECTION 1.35  Stay, Extension and Usury Laws.  Lessee covenants (to the
                   ------------------------------
extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement and the other Operative Documents; and Lessee (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein or therein granted to any Participant, but shall suffer and permit the execution of every such power as though no such law has been enacted.

     SECTION 1.36  Restricted Payments.  Lessee shall not, and shall not permit
                   -------------------
any of its Restricted Subsidiaries to, directly or indirectly: (a) declare or pay any dividend or make any other payment or distribution on account of Lessee's or any of its Restricted Subsidiaries' Equity Interests (including any payment in connection with any merger or consolidation involving Lessee or any of its Restricted Subsidiaries) or to the direct or indirect holders of Lessee's or any of its Restricted Subsidiaries' Equity Interests in any capacity (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of Lessee or dividends or distributions payable to Lessee or a Restricted Subsidiary of Lessee); (b) purchase, redeem or otherwise acquire or retire for value (including without limitation in connection with any merger or consolidation involving Lessee) any Equity Interests of Lessee or any direct or indirect parent of Lessee; (c) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is pari passu with or subordinated to the obligations of Lessee hereunder and under the Lease, except (i) a payment of interest or principal at the stated maturity thereof and (ii) a payment at any time of interest or principal on Indebtedness permitted by clauses (h) or (j) of the second paragraph of Section 4.09 of the Indenture as in effect as of the Closing Date; or (d) make any Restricted Investment (all such payments and other actions set forth in clauses (a) through (d) above being collectively referred to as
             -----------         ---
"Restricted Payments"), unless such Restricted Payment is permitted under
--------------------
Section 4.07 of the Indenture as in effect on the Closing Date.

     SECTION 1.37   Dividend and Other Payment Restrictions Affecting
                    -------------------------------------------------
Subsidiaries. Lessee shall not, and shall not permit any of its Restricted
------------
Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to: (a) pay dividends or make any other distributions on its Capital Stock to Lessee or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to Lessee or any of its Restricted Subsidiaries;
(b) make loans or advances to Lessee or any of its Restricted Subsidiaries; or
(c) transfer any of its properties or assets to Lessee or any of its Restricted Subsidiaries other than as may be permitted under Section 4.08 of the Indenture as in effect on the Closing Date.

     SECTION 1.38   Incurrence of Indebtedness and Issuance of Preferred Equity.
                    -----------------------------------------------------------

               (1) Lessee shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness
                                                   -----
     (including Acquired Debt), and Lessee shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred equity; provided, however, that Lessee may incur Indebtedness
                       --------  -------
     (including Acquired Debt) or issue Disqualified Stock, if (a) the Resort is Operating; and (b) the Fixed Charge Coverage Ratio for Lessee's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.0 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the preferred equity or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period; provided, however, that the foregoing shall not
                               --------  -------
     prohibit the incurrence of any Permitted Debt so long as no Lease Default or Lease Event of Default shall have occurred and be continuing.

               (2) Lessee will not incur any Indebtedness (including Permitted
     Debt) that is contractually subordinated in right of payment to any other Indebtedness of Lessee unless such Indebtedness is also contractually subordinated in right of payment to its

     Obligations (including payment of Rent) to the Participants under the Operative Documents on substantially identical terms; provided, however,
                                                           --------  -------
     that no Indebtedness of Lessee shall be deemed to be contractually subordinated in right of payment to any other Indebtedness of Lessee solely by virtue of being unsecured.

     SECTION 1.39   Asset Sales.  Lessee shall not, and shall not permit any of
                    -----------
its Restricted Subsidiaries to, consummate an Asset Sale unless permitted to do so under the provision of Section 4.10 of the Indenture as in effect on the Closing Date.

     SECTION 1.40   Transactions with Affiliates.  Lessee shall not, and shall
                    ----------------------------
not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"),
                                                      ---------------------
unless: (a) such Affiliate Transaction is on terms that are no less favorable to Lessee or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Lessee or such Restricted Subsidiary with an unrelated Person; or (b) is otherwise permitted (or not prohibited, as the case may be) by the provisions of Section 4.12 of the Indenture as in effect on the Closing Date.

     SECTION 1.41   Line of Business.  Lessee shall not, and shall not permit
                    ----------------
any Subsidiary to, engage in any business or investment activities other than a Permitted Business. Neither Lessee nor any of its Subsidiaries may conduct a Permitted Business in any gaming jurisdiction in which Lessee or such Subsidiary is not licensed as of the Closing Date if any of the Participants shall be required to be licensed as a result thereof ; provided, however, that the
                                              --------  -------
provisions described in this sentence shall not prohibit Lessee or any of its Subsidiaries from conducting a Permitted Business in any jurisdiction that does not require the licensing or qualification of all the Participants, but reserves the discretionary right to require the licensing or qualification of any of the Participants. Lessee shall not, and shall not permit any of its Subsidiaries to, engage in any business, development or investment activity other than at or in conjunction with the Resort until the Resort is Operating.

     SECTION 1.42   Sale and Leaseback Transactions.  Lessee will not, and will
                    -------------------------------
not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction in violation of Section 4.20 of the Indenture as in effect on the Closing Date.

     SECTION 1.43   Limitation on Issuances and Sales of Equity Interests in
                    --------------------------------------------------------
Subsidiaries.  All of Lessee's Restricted Subsidiaries, other than Shreveport
------------
Capital, shall be wholly owned by Lessee, by one or more of its Restricted Subsidiaries or by Lessee and one or more of its Restricted Subsidiaries.
Lessee will not, and will not permit any of its Restricted Subsidiaries to, transfer, convey, sell, lease or otherwise dispose of any Equity Interests in any Restricted Subsidiary of Lessee to any Person (other than Lessee or a Restricted Subsidiary of Lessee), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Equity Interests in such Restricted Subsidiary and (b) the cash net proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with the Indenture as in effect on the Closing Date. In addition, Lessee shall not permit any of its Restricted Subsidiaries to issue any of its Equity Interests to any Person other than to Lessee or one or more of its Restricted Subsidiaries.

     SECTION 1.44   Restriction on Payment of Management Fees.  Lessee shall
                    -----------------------------------------
not, directly or indirectly, pay to the Manager or any of its Affiliates any Management Fees, except pursuant to the Management Agreement (as the same is in effect on the Closing Date) in accordance with (a) Section 4.30 of the Indenture as in effect on the Closing Date and (b) the Manager Subordination Agreement.

     SECTION 1.45   Landlord Waiver and Consent. Lessee shall use commercially
                    ---------------------------
reasonably efforts to obtain, within forty-five (45) days after the Closing Date, an executed landlord consent and waiver from the City of Shreveport, Louisiana (which landlord consent and waiver shall be in the form contemplated by, and comply with the requirements of, Section 4.09 of the Ground Lease).

     SECTION 1.46   Final Appraisal.  Lessee shall provide, at its sole cost, to
                    ---------------
Administrative Agent (with copies for Trustee/Lessor and each Lender) (a) concurrently with the Advance Request pertaining to the Final Advance Date or
(b), if Lessee fails to designate a Final Advance Date, not later than ten (10) days following the last day of the Commitment Period a final appraisal report with respect to the Equipment, prepared by the appraiser that provided the preliminary appraisal report described in Section 3.2(a), establishing (a) that
                                          --------------
the fair market value of all of the Equipment on an installed, "in use" basis is at least equal to the Purchase Price for such Equipment and (b) the estimated value of such Equipment as of the last day of the Commitment Period, which final appraisal report shall be otherwise reasonably satisfactory to the Required Lenders.

                                   ARTICLE VI

         COVENANTS OF LESSOR, TRUSTEE, ADMINISTRATIVE AGENT AND LENDERS
         --------------------------------------------------------------

     SECTION 1.47   Covenants of Lessor, Trustee, Administrative Agent and the
                    ----------------------------------------------------------
Lenders.
-------

               (1) Discharge of Liens.  Each of the Lenders, Administrative
                   ------------------
     Agent, Lessor and Trustee covenants as to itself, and not jointly with any other Person, that it will not, directly or indirectly, create, incur, assume or permit to exist at any time, and will, at its own cost and expense, take such action as may be necessary to promptly discharge, or to cause to be discharged, any Lessor Liens attributable to it, and will indemnify the Trust Estate in the amount of any diminution of the value thereof and any costs and expenses associated therewith as a result of its failure to comply with its obligations under this Section 6.1(a).
                                                       --------------
     Notwithstanding the foregoing, none of the Lenders, Administrative Agent, Lessor or Trustee, as the case may be, shall be required to so discharge any such

     Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any risk of invalidity or the loss of priority of the Lien of the Lease or any risk of the sale, forfeiture, foreclosure or loss of, and shall not interfere with the use or disposition of, any part of the Equipment, the Lease or the Trust Estate or title thereto or any interest therein or the payment of Rent; provided, however, that each Lender, Lessor
                                     --------- -------
     and Trustee each shall discharge any such Lessor Lien, whether or not subject to contest as provided above, upon the purchase of the Equipment by Lessee pursuant to the Lease.

               (2) Quiet Enjoyment.  Subject to the provisions of Section 3.5 of
                   ---------------                                -----------
     the Lease, the rights of Lessor contained in Article X of the Lease and the
                                                  ---------
     other terms of the Operative Documents to which Lessee is a party, Lessee shall peaceably and quietly have, hold and enjoy the Equipment free of any claim or other action by Lessor or anyone claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the date any such Equipment becomes subject to the Lease. Such right of quiet enjoyment is independent of, and shall not affect Lessor's (or any other applicable Participant's) rights otherwise to initiate legal action to enforce the obligations of Lessee under the Lease or any of the other Operative Documents.

               (3) Trust Agreement.  Without prejudice to any right under the
                   ---------------
     Trust Agreement of Trustee to resign, or the Lenders' right under the Trust Agreement to remove Trustee, Lessor and Trustee hereby agree with Lessee, the Lenders and Administrative Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article IV of
                                                                 ----------
     the Trust Agreement prior to the later of the Lease Termination Date or the payment in full of the Obligations under the Notes, (ii) not to amend, supplement or otherwise modify or consent to any amendment, supplement or modification of any provision of the Trust Agreement prior to the Lease Termination Date in any manner which would have a Material Adverse Effect on the rights of any party thereto, and (iii) to comply with all of the terms of the Trust Agreement applicable to it except for such nonperformance that would not adversely affect any such party.

               (4) Successor Trustee.  Trustee or any successor may resign or be
                   -----------------
     removed by the Lenders and a successor Trustee may be appointed, and a Person may become Trustee under the Trust Agreement, only in accordance with the provisions of Article III of the Trust Agreement. Notwithstanding
                            -----------
     anything to the contrary contained in this Agreement or the Trust Agreement, so long as no Lease Event of Default shall be continuing, the appointment of a successor Trustee shall be subject to the consent of Lessee (such consent not to be unreasonably withheld or delayed). In addition, so long as there exists no Lease Event of Default, Lessee may request Administrative Agent to remove Trustee in accordance with Section
                                                                       -------
     3.10 of the Trust Agreement.  Upon receipt of such request, Administrative
     ----
     Agent shall survey the Lenders to determine whether to proceed to remove Trustee. If Required Lenders consent to such removal, Trustee shall be removed in accordance with Section 3.10 of the Trust Agreement.
                                ------------

               (5) Indebtedness; Other Business.  Trustee on behalf of the Trust
                   ----------------------------
     shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents and, for the benefit of Lessor, Lessee, Administrative Agent and the Lenders, agrees to be bound by Section 1.2(b) of the Trust
                                                  --------------
     Agreement.

               (6) Change of Principal Place of Business.  Trustee shall give
                   -------------------------------------
     prompt notice to Lenders, Lessor, Lessee and Administrative Agent if Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Equipment or the transactions contemplated by the Operative Documents are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name, identity or corporate structure.

               (7) Loan Agreement.  Trustee, Administrative Agent, Lessor,
                   --------------
     Lessee, and each Lender hereby agree that, so long as the Lease is in effect, Trustee shall not consent to or permit any amendment of the terms and provisions of the Loan Agreement or any Note, whether or not any Lease Event of Default shall have occurred and be continuing, if any such amendment or action would have the effect of increasing the obligations of Lessee or decreasing the rights of Lessee, in each case without the prior written consent of Lessee, except that without such consent, Trustee may waive performance by Administrative Agent of obligations to Trustee the non-performance of which do not adversely affect Lessee. Each Lender agrees to comply with Section 7.7 of the Loan Agreement.
                           -----------

               (8) Distribution.  Administrative Agent agrees to distribute any
                   ------------
     amount stated to be distributable by Administrative Agent to Lessee in the Lease or any other Operative Document in accordance with the terms of such document.

               (9) Lease Financing Party Removal.  Notwithstanding any other
                   -----------------------------
     provision of this Agreement or any other Operative Document to the contrary, if any Gaming Authority requires any of Lessor, Trustee, the Lenders or the Arranger (or any successors thereto) (each, a "Lease
                                                                   -----
     Financing Party") to be licensed, qualified or found suitable under any
     ---------------
     applicable Gaming Law, the Lease Financing Party shall apply for a license, qualification or a finding of suitability within the time period required by the Gaming Authority. If the Lease Financing Party fails to apply for such license, qualification or finding of suitability within the required time period, such Lease Financing Party shall be required to dispose of its Notes within the time specified by the Gaming Authority and Lessee shall have the right to cause the redemption of the Notes of such Lease Financing Party, subject to approval of any applicable Gaming Authority, pursuant to which redemption Lessee shall pay to such Lease Financing Party, in cash, all outstanding principal amounts, accrued interest, fees and other amounts payable to it under its Notes and the other Operative Documents. Immediately upon the imposition of a requirement to dispose of Notes by a Gaming Authority, such Lease Financing Party shall, to the extent required by applicable law, have no further right (x) to exercise, directly or indirectly, through any trustee or nominee or any other Person or entity, any right conferred by the Notes or (y) to receive any interest, dividends, economic interests or any other distributions or payments with respect to the Notes or any remuneration in any form with respect to the Notes from Lessee, Lessor or Trustee. Any Lease Financing Party that is required to apply for a license, qualification or finding of suitability must pay all fees and costs of any investigation by the applicable Gaming Authorities. Lessee is not required to pay or reimburse any Lease Financing Party who is required to apply for such license, qualification or finding of suitability for the costs of the licensure or investigation for such qualification or finding of suitability. Administrative Agent shall notify the Lease Financing Parties in writing of any such redemption as soon as practicable, provided, however, that until
                                                 --------  -------
     such time as Administrative Agent receives notice from Lessee of such redemption, Administrative Agent shall be entitled to treat the subject Lease Financing Party as having all of its rights under the Operative Documents. Administrative Agent shall report the names of the record Lease Financing Parties to any Gaming Authority when required by law.

     SECTION 1.48   Restrictions On and Effect of Transfer.  No Lender shall
                    --------------------------------------
assign or delegate all or any portion of its right, title or interest in, to or under any of the Operative Documents, its Commitment, the Loans or any Note, except that (x) any Lender may pledge, assign or grant a security interest in its interest to the Federal Reserve Board or any other central bank authority with respect to such Lender, (y) upon satisfaction of the conditions set forth in clauses (a) through (c) and (f) of this Section 6.2, any Lender may transfer
   ----------          ---     ---         -----------
all or any ratable portion of its interest to an Affiliate or to any other existing Lender or any Affiliate of such Lender and, upon compliance with any applicable provisions of Section 6.3(a), may sell, assign or otherwise transfer
                         --------------
a participation in its interest in any of the foregoing; provided, that no
                                                         --------
Participating Entity (as hereinafter defined) shall become, by means of such transfer, a Lender under the Operative Documents, and Lessee shall be entitled to continue to deal for all purposes under the Operative Documents exclusively with the Lender who has transferred such participation, and (z) any Lender may assign and delegate any ratable portion or all of such right, title and interest upon the satisfaction of each of the following conditions (which conditions will not be applicable to a transfer pursuant to clause (x) or (y) of this Section
                                            ----------    ---         -------
6.2, unless otherwise provided above):
---

               (1) Assumption of Obligations.  Any transferee pursuant to this
                   -------------------------
     Section 6.2 shall have executed and delivered to Administrative Agent,
     -----------
     Lessor and Trustee a letter in substantially the form of the Investor's Letter attached hereto as Exhibit H, and thereupon the obligations of the
                               ---------
     transferring Lender under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as herein provided, (i) the transferring Lender shall still be entitled to the benefit of Article VII, and (ii) the transferee shall be deemed to be
                    -----------
     bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Lender" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Agreement and the other Operative Documents previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Lender" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Administrative Agent shall promptly provide to Lessee, Lessor, Trustee and each Lender revised Schedules I, II, and III to this Agreement, as applicable, to reflect the
     -----------  --      ---
     relevant information for such new Lender and the Commitment of such new Lender (and the revised Commitment of the transferor Lender if it shall not have transferred its entire interest).

               (2) Employee Benefit Plans.  No Lender may make any such
                   ----------------------
     assignment, conveyance or transfer to, or in connection with, any arrangement or understanding in any way involving any Plan, Multiemployer Plan or Benefit Arrangement (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such Plan, Multiemployer Plan or Benefit Arrangement (or its related trust), within the meaning of Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Lender or any of their Affiliates is a party in interest within the meaning of ERISA
     Section 3(14) or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code.

               (3) Amounts.  Any transfer of Notes shall be in a principal
                   -------
     amount which is equal to or greater than $2,000,000, or, if less, the full amount of such Lender's Loans or Commitment.

               (4) Financial Condition of Transferee.  So long as the
                   ---------------------------------
     Commitments are outstanding, no transfer by a Lender shall be effective unless the transferee is (A) a bank or other financial institution with a combined capital, surplus and undivided profits of at least $100,000,000, or (B) a Subsidiary of such a bank or financial institution, provided that
     --                                                           --------
     such bank or financial institution furnishes a guaranty with respect to the Subsidiary transferee's obligations as a Lender, (C) any other Person,

     provided the transferee's obligations as a Lender are guarantied by the
     --------
     transferor Lender.

               (5) Effect.  From and after any transfer of its Notes, the
                   ------
     transferring Lender shall be released, but only to the extent assumed by the transferee in writing, from its liabilities and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Lender as above provided, any such transferee shall be deemed a "Lender" for all purposes of such documents and each reference herein to a Lender shall thereafter be deemed a reference to such transferee for all purposes, except as the context may otherwise require.

               (6) Confirmation Notice; Costs.  Any Lender having effected a
                   --------------------------
     transfer of its interest under this Section 6.2 shall give written notice
                                         -----------
     thereof to Lessee,

     Lessor, Administrative Agent and Trustee within fifteen (15) Business Days following such transfer, setting forth the name of the transferee, the percentage of interest retained by such Lender, if any, and the date on which such transfer became effective. All reasonable out-of- pocket costs incurred by Lessor, Trustee or Administrative Agent in connection with any such disposition by a Lender under this Section 6.2 shall be borne by such
                                             -----------
     Lender. In the event of a transfer under this Section 6.2(a), any expenses
                                                   --------------
     incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Lender, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 9.16.
                                         ------------

               (7) Lessee Consent.  Any transferee of an interest transferred
                   --------------
     pursuant to this Section 6.2 shall have obtained the prior written consent
                      -----------
     of Lessee to such transfer, which consent shall not be unreasonably withheld or delayed, provided that Lessee shall have no such consent right
                          --------
     during the continuance of a Default or Event of Default and provided
                                                                 --------
     further that no such consent shall be required for any transfer made
     -------
     pursuant to clauses (x) and (y) above.
                 -----------     ---

Notwithstanding any transfer pursuant to this Section 6.2, the transferor shall
                                              -----------
continue to be entitled to all benefits accrued and all rights vested prior to such transfer, including rights to indemnification under this Agreement or any other Operative Document.

     SECTION 1.49   Participations.
                    --------------

               (1) Participations.  Each Lender covenants and agrees that it
                   --------------
     will not grant participations in its Notes and other Operative Documents to any Person (a "Participating Entity") unless such Person (i) is a bank or
                    ---------------------
     other financial institution and (ii) represents and warrants, in writing, to such Lender for the benefit of the Lenders, Lessor, Trustee, Administrative Agent and Lessee that no part of the funds used by it to acquire an interest in the Notes and other Operative Documents constitutes assets of any Plan, Multiemployer Plan or Benefit Arrangement (or its related trust). Any such transferor Lender shall require any transferee of its interest in the Notes and the other Operative Documents to make the representations and warranties set forth in the preceding sentence, in writing, to such transferor Lender for its benefit and the benefit of the Lenders, Lessor, Trustee, Administrative Agent and Lessee. In the event of any such sale by a Lender of a participating interest to a Participating Entity such Lender's obligations under this Agreement and under the other Operative Documents shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Notes for all purposes under this Agreement and under the other Operative Documents, and Lessor, Trustee, Administrative Agent and, except as set forth in Section 6.3(b), Lessee shall continue to deal solely
                            --------------
     and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and under the other Operative Documents, and, as between such Lender and such Participating Entity, such Lender shall retain the sole right to enforce the obligations of

     Lessee under the Operative Documents and to approve any amendment, modification or waiver of any provision of any Operative Document.

               (2) Transferee Indemnities.  Each Participating Entity shall be
                   ----------------------
     entitled to the benefits of Sections 2.9, 2.10, 2.11 and 2.12 of the Loan
                                 ------------  ----  ----     ----
     Agreement and Articles VII and VIII with respect to its participation in
                   ------------     ----
     its transferor's Notes and the other Operative Documents, and Loans and Advances outstanding from time to time; provided, that no Participating
                                             --------
     Entity in respect of its participation shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation in the Notes and other Operative Documents transferred by such transferor Lender to such Participating Entity had no such transfer of a participation occurred.

     SECTION 1.50   Required Transfers.  If, at any time during the Lease Term,
                    ------------------
any Lender shall request from Lessor, Trustee or Lessee reimbursement for any costs pursuant to Section 2.9, 2.10 or 2.11 of the Loan Agreement (which cost
                  -----------  ----    ----
Lessee is obligated to pay as Supplemental Rent under Section 3.2 of the Lease),
                                                      -----------
such Lender shall, upon request of Lessee or Administrative Agent, attempt in good faith to promptly sell to a Person who would qualify under Section 6.3(a)
                                                                -------------
of this Agreement, the Notes and interests in the other Operative Documents held by such Lender, the Commitment of such Lender and any other interests of such Lender hereunder and under the other Operative Documents, in accordance with this Section 6.4, in exchange for an amount equal to the outstanding principal
     -----------
amount of such Lender's Notes, together with all interest accrued thereon and unpaid to the date of such purchase and all other amounts then due and payable hereunder or under the other Operative Documents to such Lender (including any requested reimbursement amounts).

     SECTION 1.51     Distribution and Receipt of Payments.  Bank, in its
                      ------------------------------------
capacities as Trustee and Lessor, hereby appoints Administrative Agent (for the benefit of the Lenders) agent for purposes of receiving proceeds of Advances, payments under the Lease and the other Operative Documents and making distributions to the Lenders, Lessee and other Persons under this Agreement and the other Operative Documents. Bank, as Trustee and/or Lessor, may at any time by notice in writing terminate Administrative Agent's appointment hereby as agent of collection and payment of the payments under the Operative Documents, in which event Lessee and the Lenders, as the case may be, upon receipt of a copy of such notice, shall pay any and all payments payable to Bank, as Trustee and/or Lessor, hereunder and under the other Operative Documents directly to Bank, as Trustee and/or Lessor, at the account set forth in Schedule III.
                                                            ------------

                                   ARTICLE VII


                               GENERAL INDEMNITY
                               -----------------

     SECTION 1.52   General Indemnification.  Lessee agrees to assume liability
                    -----------------------
for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against any and all Claims that may be imposed on, incurred by or asserted against such

Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Lease Termination Date, in any way relating to or arising out of (a) any of the Operative Documents or any of the transactions contemplated thereby or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof; or (b) the Resort or any part thereof or interest therein; or (c) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including any transfer pursuant to Section 5.2 of the Lease or any sale pursuant to
                         -----------
Section 5.1 of the Lease), return or other disposition of all or any part of any
-----------
interest in the Equipment or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon (other than Lessor's Liens), including: (i) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (ii) latent or other defects, whether or not discoverable, and (iii) any Claim for patent, trademark or copyright infringement (other than, with respect to any Indemnitee, any Claim for patent, trademark or copyright infringement that arises as a result of the actions of such Indemnitee); or (d) any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law or Environmental Permit arising out of or in any way relating to the Resort or any part thereof or interest therein, including Claims for investigation costs, cleanup costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, and all other damages, costs, fees, and expenses, fines and penalties, including natural resource damages, and any mitigative action required by or under Environmental Laws; (e) subject to
Article VI, the offer, issuance, sale or delivery of the Notes; (f) the breach
----------
or alleged breach by Lessee of any representation or warranty made by it or deemed made by it in any Operative Document; (g) subject to Article VI, the
                                                            ----------
transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code to any Plan; or
(h) any other agreement entered into or assumed by Lessee in connection with the Equipment; provided, however, that Lessee shall not be required to indemnify
           --------  -------
under this Section 7.1 for any of the following: (1) as to an Indemnitee, any
           -----------
Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee and, if such Indemnitee is Bank, ordinary negligence for the handling of funds (other than willful misconduct or gross negligence imputed to such Indemnitee by reason of its participation in the transactions contemplated hereby) or the breach by such Indemnitee of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) as to an Indemnitee, any Claim resulting from a transfer by such Indemnitee of all or any part of its interest in the Notes, the Lease, the other Operative Documents or the Equipment, other than any such transfer either required by the Lease (including a transfer as a result of a Casualty or a transfer pursuant to
Section 5.1 or 5.2 of the Lease) or any other Operative Document or while a
-----------    ---
Lease Event of Default shall have occurred and be continuing, (3) any Claims in respect of Taxes (such Claims to be subject to Article VIII), other than a
                                               ------------
payment necessary to make payments under this Section 7.1 on an After-Tax Basis,
                                              -----------
provided, that this exclusion does not apply to any taxes or penalties included
--------
in Claims against
which the Indemnitee is provided an indemnification under subsection (f) of this
Section 7.1, (4) as to an Indemnitee, any Claim resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents and (5) except as may be otherwise provided herein or in any other Operative Document, as to any Indemnitee, any claim to the extent resulting from its required compliance with Applicable Laws (including Gaming Laws). Lessee shall be entitled to credit against any payments due under this Section 7.1 any insurance recoveries received by an Indemnitee in respect of the related Claim under or from insurance paid for by Lessee or assigned to Lessor or Trustee by Lessee.

          If Lessee shall obtain actual knowledge of any Claim indemnified against under this Section 7.1, Lessee shall give prompt notice thereof to the
                   -----------
appropriate Indemnitee or Indemnitees, and if any Indemnitee shall obtain actual knowledge of any Claim indemnified under this Section 7.1, such Indemnitee shall
                                              -----------
give prompt notice thereof to Lessee, provided that failure to so notify Lessee
                                      --------
shall release Lessee from its obligations to indemnify hereunder only if and to the extent that such failure results in a forfeiture by Lessee of substantive rights and defenses. With respect to any amount that Lessee is requested by an Indemnitee to pay by reason of this Section 7.1, such Indemnitee shall, if so
                                    -----------
requested by Lessee and prior to any payment, submit such additional information to Lessee as Lessee may reasonably request and which is reasonably available to such Indemnitee to substantiate properly the requested payment.

          In case any action, suit or proceeding shall be brought against any Indemnitee for which the Indemnitee is indemnified under this Section 7.1, such
                                                              -----------
Indemnitee shall notify Lessee of the commencement thereof, and Lessee shall be entitled, at its expense, acting through its counsel, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall have acknowledged in writing its obligation
--------  -------
to fully indemnify such Indemnitee in respect of such action, suit or proceeding to the extent required under this Section 7.1; and provided, further, that
                                  -----------      --------- -------
Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x)(i) such action, suit or proceeding involves any risk of imposition of criminal liability or (ii) such action, suit or proceeding involves any material risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, the Equipment, or the Trust Estate or any part thereof, unless, in the case of this clause (x)(ii), Lessee shall
                                                 --------------
have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk, (y) the control of such action, suit or proceeding would involve a bona fide conflict of interest or (z) Lessee's choice of counsel for such action, suit or proceeding is not acceptable to such Indemnitee, (B) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified Claim(s), (C) a Lease Default or a Lease Event of Default has occurred and is continuing or (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the transactions contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Indemnitee notwithstanding indemnification by Lessee. Indemnitee, on the one hand, and Lessee, on the other hand, each may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the other in accordance with the foregoing.

          Each Indemnitee shall, at Lessee's expense, supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 7.1. Unless a Lease Event of Default shall
                         -----------
have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.1 without the prior written consent of Lessee,
                       -----------
which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified under this Section 7.1 with
                                                         -----------
respect to such Claim.

          Any amount payable to an Indemnitee pursuant to this Section 7.1 shall
                                                               -----------
be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable and, if requested by Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to Lessee and the Indemnitee, at Lessee's expense.

                                   ARTICLE VII

                             GENERAL TAX INDEMNITY
                             ---------------------

     SECTION 1.53   General Tax Indemnity.  Except as otherwise provided in this
                    ---------------------
Section 8.1, Lessee shall pay, on an After-Tax Basis, and, on written demand,
-----------
shall indemnify and hold each Indemnitee harmless from and against, any and all fees (including documentation, recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross, whether domestic or foreign), gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax") imposed on or with respect to any
           -----                         ---
Indemnitee, the Equipment or any portion thereof, any Operative Document or Lessee or any sublessee or user of the Equipment, by any foreign authority, the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale, return or other application or disposition of all or any part of the Equipment or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Rent or the receipts or earnings arising from or received with respect to the Equipment or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes or any other Operative Documents or the property, or the income or other proceeds with respect to the property, held in the Trust Estate, (iv) the Equipment or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents; provided, that Lessee's indemnification obligation
                         --------
hereunder in respect of any Tax shall be net of any foreign, federal, state or local income tax benefits which are recognized by the relevant Tax Indemnitee as a result of the imposition of such Tax).

     SECTION 1.54   Exclusions from General Tax Indemnity.  Section 8.1 shall
                    -------------------------------------   -----------
not apply to:

               (1) Taxes on, based on, or measured by or with respect to the net income of an Indemnitee (including minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, rental (other than Taxes imposed on net rental income) or property Taxes, (B) withholding Taxes imposed by the United States or the State of Louisiana (I) on payments with respect to the Notes, or (II) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Notes and (C) any such Taxes imposed on such Indemnitee by any state (other than the State of Louisiana) or local taxing authority in such state to the extent such Taxes are imposed as a result of Lessee moving the Equipment or any part thereof to such state;

               (2) Taxes that are based on, measured by or imposed with respect to the fees or other compensation received by a Person acting as Lessor, Trustee or Administrative Agent (in their respective individual capacities) or any Affiliate of any thereof for acting as trustees or agents under the Trust Agreement or the Loan Agreement, respectively;

               (3) Taxes that result from any act, event or omission, or which are attributable to any period of time, that occurs after the earliest of
     (A) the expiration of the Lease Term with respect to the Equipment and, if the Equipment is required to be returned to Lessor in accordance with the Lease, such return and (B) the discharge in full of Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Equipment and all other amounts due under the Lease and other Operative Documents, unless such Taxes (and interest, penalties and late charges related thereto) relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

               (4) Taxes imposed on an Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Indemnitee or any related Indemnitee of any interest in the Equipment or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents or any Notes, or from any sale, assignment, transfer or other disposition of any interest in such Indemnitee or any related Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the Equipment by Lessee shall not be treated as a voluntary action of any Tax Indemnitee, (B) any sale or transfer resulting from the exercise by Lessee of any early termination option, (C) any transfer under
     Section 5.2 of the Lease and (D) any sale or transfer while a Lease Event
     -----------
     of Default shall have occurred and be continuing under the Lease; or

               (5) Taxes imposed on a Lender which is not organized under the Laws of the United States of America or any State thereof to the extent such Lender's compliance with Section 8.6 of this Agreement at the time
                                   -----------
     such Lender becomes a party to this Agreement fails to establish a complete exemption from such withholding or to the extent such failure to establish a complete exemption from such withholding thereafter is attributable to the actions of such Lender.

     SECTION 1.55   Contests.  If any Claim shall be made against any Indemnitee
                    --------
or if any proceeding shall be commenced against any Indemnitee (including a written notice of such proceeding) for any Taxes as to which Lessee may have an indemnity obligation pursuant to Section 8.1, or if any Indemnitee shall
                                 -----------
determine that any Taxes as to which Lessee may have an indemnity obligation pursuant to Section 8.1 may be payable, such Indemnitee shall promptly notify
            -----------
Lessee in writing. Lessee shall be entitled, at its expense, acting through counsel reasonably acceptable to such Indemnitee, to participate in, and, to the extent that Lessee desires to, assume and control the defense thereof; provided,
                                                                       ---------
however, that Lessee shall have acknowledged in writing its obligation to
-------
indemnify fully such Indemnitee in respect of such action, suit or proceeding to the extent required under this Article VIII; and, provided, further, that Lessee
                               ------------       -----------------
shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that (A) Lessee is not able to provide such Indemnitee with a legal opinion of counsel reasonably acceptable to such Indemnitee that such action, suit or proceeding does not involve (x) a risk of imposition of criminal liability or (y) any material risk of material civil liability on such Indemnitee and will not involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Equipment, or the Trust Estate or any part thereof, unless, in the case of this clause (y), Lessee contemporaneously with such opinion shall have posted
        ----------
a bond or other security satisfactory to the relevant Indemnitee in respect to such risk, (B) the control of such action, suit or proceeding would involve a bona fide conflict of interest, (C) such proceeding involves Claims not fully indemnified by Lessee which Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), (D) a Lease Default or Lease Event of Default has occurred and is continuing or (E) such action, suit or proceeding involves matters which extend beyond or are unrelated to the transactions contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Indemnitee notwithstanding indemnification by Lessee. Indemnitee, on the one hand, and Lessee, on the other hand, may participate in a reasonable manner, each at its own expense and with its own counsel in any proceeding conducted by the other in accordance with the foregoing.

          Each Indemnitee shall, at Lessee's expense, supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this
Section 8.3. Unless a Lease Default or Lease Event of Default shall have
-----------
occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 8.3 without the prior written consent of Lessee, which
           -----------
consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified under this Section 8.3 with respect to such
                                              -----------
Claim.

          Notwithstanding anything contained herein to the contrary, an Indemnitee will not be required to contest (and Lessee shall not be permitted to contest) (a) a Claim with respect to the imposition of any Tax if such Indemnitee shall waive its right to indemnification under this Section 8.3 with
                                                               -----------
respect to such Claim (and any related claim with respect to other taxable years the contest of which is precluded or otherwise adversely affected as a result of such waiver) and (b) any Claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely. Each Indemnitee and Lessee shall consult in good faith with each other concerning each step and decision regarding the conduct of such contest controlled by either, including the forum in which the Claim is most likely to be favorably resolved.

     SECTION 1.56   Payments.  Any Tax indemnifiable under this Article VIII
                    --------                                    ------------
shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section 8.1 shall be paid within thirty (30) days after
                       -----------
receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to
Section 8.3 directly to the Indemnitee entitled thereto or Lessee, as the case
-----------
may be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Agreement. Upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee.

     SECTION 1.57   Reports.  If any report, return or statement is required to
                    -------
be filed with respect to any Taxes that are subject to indemnification under this Article VIII, Lessee shall, if Lessee is permitted by Applicable Laws,
     ------------
timely prepare and file such report, return or statement; provided, however,
                                                          --------- -------
that if Lessee is not permitted by Applicable Laws to file any such report, Lessee will promptly so notify the appropriate Indemnitee, in which case such Indemnitee will file any such report after preparation thereof by Lessee.

     SECTION 1.58   Withholding Tax Exemption.  At least ten (10) Business Days
                    -------------------------
prior to the first date on which any payment is due under any Note for the account of any Lender which is a "foreign corporation, partnership or trust" within the meaning of the Code, and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Section 1441 or 1442 of the Code, such Lender agrees that it will have delivered to each of Lessee, Lessor, Trustee and

Administrative Agent two (2) duly completed copies of United States Internal Revenue Service form W-8BEN or W-8EC1, in either case with completed and accurate taxpayer identifying numbers, certifying in either case that such Lender is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes in accordance with Section 7.10 of the Loan Agreement.
     ------------

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

     SECTION 1.59   Survival of Agreements.  The representations, warranties,
                    ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Agreement and any of the other Operative Documents, the transfer of the Equipment to or by Lessor or Trustee as provided herein or in any other Operative Documents, any disposition of any interest of Lessor or Trustee in the Equipment, and the purchase and sale of the Notes, payment therefor and any disposition thereof, and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents or the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

     SECTION 1.60   No Broker, etc.  Except for Lessee's engagement of Bank of
                    ---------------
America as Arranger in connection with the transactions contemplated hereby, none of the parties has authorized, retained or employed any broker, finder or financial advisor to act on its behalf in connection with this Agreement, nor authorized any broker, finder or financial advisor retained or employed by any other Person so to act, nor incurred any fees or commissions to which Trustee or any Lender might be subjected by virtue of its entering into the transactions contemplated by this Agreement. Bank of America's sole compensation for acting hereunder, other than as a Lender, is the receipt of the amounts provided for in the Operative Documents and in the Arranger Fee Letter. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against all liabilities arising out of such breach of this representation.

     SECTION 1.61   Amendments.  Neither this Agreement nor any of the other
                    ----------
Operative Documents, nor any of the terms hereof or thereof, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and consented to by the Required Lenders; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Trustee, Lessor, Lessee, Administrative Agent and the Lenders. Trustee, Lessor and Lessee shall not be permitted to amend, modify or supplement the Lease or any other Operative Document without the written consent of the Required Lenders; provided, that without the prior written consent of each
                  --------
Lender, Trustee shall not:

               (1) modify any of the provisions of this Section 9.3, change the
                                                        -----------
     definition of "Required Lenders", or modify or waive any provision of any Operative Document requiring action by any of the foregoing, or release any Collateral (except as otherwise specifically provided in any Operative Document);

               (2) reduce the amount or change the time of payment of (or waive a default in any payment of) any amount of principal owing or payable under any Note or interest owing or payable on any Note, reduce the amount or change the time of payment of (or waive a default in any payment of) any fee, or modify any of the provisions of Section 2.2 of the Trust Agreement;
                                             -----------

               (3) modify, amend, waive or supplement any of the provisions of Sections 3.1, 3.2, 3.4, 4.1, 5.1 and 5.2 of the Lease;
     ------------  ---  ---  ---  ---     ---

               (4) reduce, modify, amend or waive any indemnities in favor of any Lender;

               (5) reduce the amount or change the time of payment of Rent or the Lease Balance;

               (6) consent to any assignment of the Lease releasing Lessee from its obligations to pay Rent or the Lease Balance or changing the absolute and unconditional character of such obligations, except as permitted by this Agreement;

               (7) permit the creation of any Lien on the Trust Estate or any part thereof except as contemplated by the Operative Documents, or deprive any Lender of the benefit of the security interest and Lien secured by the Trust Estate.

     SECTION 1.62   Cumulative Remedies; No Waiver.  The rights, powers,
                    ------------------------------
privileges and remedies of the Participants provided herein or in any Note or other Operative Document are cumulative and not exclusive of any right, power, privilege or remedy provided by law or equity. No failure or delay on the part of any Participant in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of Section 2.1 and Article III hereof are inserted for the sole
              -----------     -----------
benefit of the Participants; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Advance without prejudicing any Participant's rights to assert them in whole or in part in respect of any other Advance.

     SECTION 1.63   Nature of Lenders' Obligations.  The obligations of the
                    ------------------------------
Lenders hereunder are several and not joint or joint and several. Nothing contained in this Agreement or any other Operative Document and no action taken by the Participants or any of them pursuant hereto or thereto may, or may be deemed to, make the Lenders a partnership, an association, a joint venture or other entity, either among themselves or with Lessee or any Affiliate of Lessee.

Each Lender's obligation to make any Loan pursuant hereto or the Loan Agreement is several and not joint or joint and several, and in the case of the initial Loans only is conditioned upon the performance by all other Lenders of their obligations to make initial Loans. A default by any Lender will not increase the Commitment Percentage of any other Lender. Any Lender not in default may, if it desires, assume in such proportion as the nondefaulting Lenders agree the obligations of any Lender in default, but no Lender is obligated to do so.

     SECTION 1.64   Notices.  Except as otherwise expressly provided in the
                    -------   ------
Operative Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Operative Document must be in writing and must be mailed, telegraphed, telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth in Schedule III or, as to any party to any Operative Document, at any
         ------------
other address as may be designated by it in a written notice sent to all other parties to such Operative Document in accordance with this Section. Except as
                                                                     ------
otherwise expressly provided in any Operative Document, if any notice, request, demand, direction or other communication required or permitted by any Operative Document is given by mail, it will be effective on the earlier of receipt or the fourth Business Day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when receipt is confirmed (whether electronically or otherwise) by the notifying party; if dispatched by commercial courier, on the scheduled delivery date; or if given by personal delivery, when delivered.

     SECTION 1.65   Execution of Operative Documents.  Unless Trustee otherwise
                    --------------------------------
specifies with respect to any Operative Document, (a) this Agreement and any other Operative Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original (except to the extent set forth in Section 15.3 of the Lease), and all of which counterparts of this Agreement
   ------------
or any other Operative Document, as the case may be, when taken together will be deemed to be but one and the same instrument, and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Agreement or any other Operative Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

     SECTION 1.66   No Third Parties Benefitted.  This Agreement is made for the
                    ---------------------------
purpose of defining and setting forth certain obligations, rights and duties of Lessee, Lessor, Trustee, Administrative Agent and the Lenders in connection with the Advances and Loans, as the case may be, and is made for the sole benefit of Lessee, Lessor, Trustee, Administrative Agent and the Lenders, and Trustee's, Lessor's, Lessee's, Administrative Agent's and the Lenders' permitted successors and assigns. Except as provided in Sections 6.2 and 6.3, no other Person shall
              ------                ------------     ---
have any rights of any nature hereunder or by reason hereof.

     SECTION 1.67   Confidentiality.  Each Participant agrees to hold all
                    ---------------
confidential information that it may receive from Lessee pursuant to this Agreement or other Operative

Documents in confidence, except for disclosure: (a) to other Participants; (b)
                         ------
to legal counsel and accountants for Lessee or any Participant; (c) to other professional advisors to Lessee or any Participant, provided that the recipient
                                                    --------
has accepted such information subject to a confidentiality agreement substantially similar to this Section; (d) to regulatory officials having jurisdiction over that Participant; (e) to any Gaming Authority having regulatory jurisdiction over Hollywood Casino, Lessee, HCS I, HCS II, or any of their respective Subsidiaries, provided that each Lender agrees to notify Lessee
                               --------
of any such disclosure unless prohibited by Applicable Laws; (f) as required by Applicable Laws or legal process, provided that such Lender agrees to notify Lessee of any such disclosures unless prohibited by Applicable Laws or in connection with any legal proceeding to which that Lender and Lessee are adverse parties; and (g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder or a participation interest in its Notes, provided that the recipient has accepted such information subject to a
--------
confidentiality agreement substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting Lessee, HCS I or HCS II, or their respective Subsidiaries, reasonably considered by Lessee to be confidential, other than (i) information previously filed with any Governmental Authority and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, that Lender, and (iii) information previously disclosed by Hollywood Casino, Lessee, HCS I, HCS II, or any of their respective Subsidiaries to any Person not associated with such Person without a confidentiality agreement or obligation substantially similar to this Section. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of Trustee or the Lenders to Lessee or any of its Affiliates.

     SECTION 1.68   Integration.  This Agreement, together with the other
                    -----------
Operative Documents to which Lessor, Lessee, Trustee, Administrative Agent, the Lenders or any of them are party, the Arranger Fee Letter, the Administrative Agent Fee Letter and the Trustee Fee Letter, constitute the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Operative Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor
        --------
of Lessor, Trustee, Administrative Agent or the Lenders in any other Operative Document shall not be deemed a conflict with this Agreement. Each Operative Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

     SECTION 1.69   Severability of Provisions.  Any provision in any Operative
                    --------------------------
Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions, or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Operative Documents are declared to be severable.

     SECTION 1.70   Headings.  Article and Section headings in this Agreement
                    --------
and the other Operative Documents are included for convenience of reference only and are not part of this Agreement or the other Operative Documents for any other purpose.

     SECTION 1.71   Time of the Essence.  Time is of the essence of the
                    -------------------
Operative Documents.

     SECTION 1.72   Gaming Authorities.  Arranger, Trustee, Lessor,
                    ------------------
Administrative Agent and each of the Lenders agree to cooperate with all Gaming Authorities in connection with the administration of their regulatory jurisdiction over Lessee, its Restricted Subsidiaries, HCS I and HCS II including the provision of such documents or other information as may be requested by any such Gaming Authorities relating to Lessee, any of its Restricted Subsidiaries, HCS I or HCS II, or to the Operative Documents.

     SECTION 1.73   Release of Lien.  Each Lender hereby instructs each of
                    ---------------
Trustee and Lessor to release the Lien created by the Lease against the Equipment at the expense of Lessee promptly upon Lessee's payment in full, in immediately available funds, of the Lease Balance and of all other amounts then due and owing under the Operative Documents or in the event such Equipment is released from the Trust Estate in accordance with the Operative Documents.

          Each Lender, at the expense of Lessee, will promptly and duly execute and deliver all documents and take such further action as may be necessary or advisable to release, in accordance with the preceding paragraph, the applicable Liens, including, if requested by Lessee, the recording or filing of any document evidencing the release of such Liens in accordance with the Applicable Laws of the appropriate jurisdictions.

     SECTION 1.74   Transaction Costs.  Lessee shall pay all Transaction Costs
                    -----------------
whether or not the transactions contemplated hereby are consummated. In addition, Lessee agrees to pay or reimburse, on demand, (a) Administrative Agent and Lessor for all their reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred in connection with (i) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Operative Documents; and (ii) any Casualty or termination of the Lease or any other Operative Documents; and (b) Administrative Agent, Lessor, Trustee and each Lender for all their reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred in connection with (i) the negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Document; (ii) the enforcement or attempted enforcement, or preservation of any rights or remedies under the Operative Documents; and (iii) any transfer by an Indemnitee of any interest in the Loan or the Notes during the continuance of an Event of Default. The foregoing costs and expenses shall include filing fees, recording fees, appraisal fees, search fees, other out-of-pocket expenses, and the reasonable fees and out-of-pocket expenses of any legal counsel (including reasonably allocated costs of legal counsel employed by any Participant), independent public accountants and other outside experts retained by any Participant, whether or not such costs and expenses are incurred or suffered by any Participant in connection with or during the course of any bankruptcy or insolvency proceedings of Lessee, any of its Restricted Subsidiaries, HCS I or HCS II, provided, however, that in the case of costs and expenses to be paid pursuant to
--------  -------
clause (a), Lessee shall only be obligated to pay the reasonable costs and
----------
expenses of a single counsel to Administrative Agent, Trustee and Lessor. Such costs and expenses shall also include, in the case of any amendment or waiver of any Operative Document requested by Lessee, the reasonable administrative costs of Trustee reasonably attributable thereto. Lessee shall pay any and all documentary and other taxes pursuant to Article 8. Any amount payable to any
                                        ---------
Participant under this Section shall bear interest from the second Business Day following the date of demand for payment at the Overdue Rate.

     SECTION 1.75   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 1.76   Final Agreement.  THIS AGREEMENT, TOGETHER WITH THE
                    ---------------
OPERATIVE DOCUMENTS AND THE FEE LETTERS, REPRESENT THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND THE OTHER OPERATIVE DOCUMENTS. THIS AGREEMENT CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY TEE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 1.77   Reproduction of Documents.  This Agreement, all documents
                    -------------------------
constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received by Lessor or Trustee in connection with Lessor's receipt and/or acquisition of the Equipment; and (c) financial statements, certificates, and other information previously or hereafter furnished to Lessor or Trustee may be reproduced by Lessor or Trustee by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the Lenders agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Lessor or Trustee in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence; provided, however, that no such reproduction shall be presented or accepted in
--------  -------
lieu of the original of such reproduction for purposes of Article 9 of the UCC or any other applicable laws regarding chattel paper.

     SECTION 1.78   Governing Law.  THIS AGREEMENT HAS BEEN DELIVERED IN, AND
                    -------------
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE, EXCEPT TO

THE EXTENT THAT THE EXERCISE OF CERTAIN DEFAULT RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH LAWS (INCLUDING WITHOUT LIMITATION THE GAMING LAWS) OF THE STATE OF LOUISIANA.

     SECTION 1.79   Compliance with Law.  It is the intent of Lessee and the
                    -------------------
Participants to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements among any of the Participants and Lessee (of any other party liable with respect to any of the Obligations under the Operative Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Agreement or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Obligations evidenced hereby in the inverse order of their maturity and not to the payment of interest, or refunded to Lessee or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Obligations pursuant to any Operative Document does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such Obligations so that the amount of interest on account of such Obligations does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean such laws as they now exist or may be changed or amended or come into effect in the future.

     SECTION 1.80   Waiver of Right to Trial by Jury.  EACH PARTY TO THIS
                    --------------------------------
AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY OPERATIVE DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OPERATIVE DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     SECTION 1.81 Nonrecourse to Paddlewheels. Notwithstanding anything to the contrary contained in this Agreement or any other Operative Document, Paddlewheels shall have no liability for the payment of Rent by Lessee under the Lease or performance of any covenant, representation, warranty or obligation of Lessee under any Operative Document.

     SECTION 1.82 Payments Set Aside. To the extent that Lessee makes a payment to Trustee, Lessor, Administrative Agent or the Lenders, or Lessor, Trustee, Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any discretion) to be repaid to a trustee, receiver or any other party, in connection with any insolvency of Lessee, HCS I, HCS II or any Subsidiary of Lessee, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to Administrative Agent upon demand its pro rata share of any amount so recovered for distribution by Administrative Agent in accordance with the Loan Agreement.

     SECTION 1.83 No Marshaling/Other Loans and Set-Off. Notwithstanding any provisions in documents related to other credit facilities or other agreements between any Lender and Lessee, no Lender hereunder may be compelled to marshal any collateral or other assets it may hold from or for the benefit of Lessee. Any Lender may make other extensions of credit, or renew or extend any existing extensions of credit to Lessee or have other relationships with Lessee. No Lender shall have any right or interest in any property taken as collateral for such other extensions of credit or in any property or deposit in the possession or control of any other Lender that may be or become collateral for or otherwise available for payment of the obligations hereunder by reason of the inclusion of any "cross-reference" provisions in the documentation associated with such other extensions of credit, provided, however, if any Lender with such rights elects to exercise any right of set-off, banker's lien or counterclaim, all Lenders shall be entitled to a pro rata share of the proceeds realized as a result of such exercise. Lessee expressly consents to the foregoing.

     SECTION 1.84 Trust Agreement. The provisions of Section 5.1 of the Trust Agreement limiting the reimbursement and indemnification obligations of the Lenders are incorporated by reference into this Agreement.

     SECTION 1.85 Purported Oral Amendments. LESSEE EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER OPERATIVE

DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION
9.3. LESSEE AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF TRUSTEE, LESSOR, ADMINISTRATIVE AGENT OR ANY LENDER THAT DOES NOT COMPLY WITH SECTION 9.3 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS.


                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                    HOLLYWOOD CASINO SHREVEPORT,
                                    a Louisiana general partnership, as Lessee

                                    By:  HCS I, Inc., a Louisiana corporation,
                                         its managing general partner


                                    By   _________________________________
                                    Name:   Paul C. Yates
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as expressly stated herein, but solely as Lessor and Trustee


                                   By    _________________________________

                                         ---------------------------------
                                         [Printed Name and Title]

                        FIRST SECURITY TRUST COMPANY OF NEVADA,
                        not in its individual capacity except as expressly stated herein, but solely as Administrative Agent


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                        not in its individual capacity except as expressly stated herein, but solely as Arranger and Documentation Agent


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                        BANC OF AMERICA LEASING & CAPITAL, LLC,
                        as a Lender


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                        as a Lender


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                        HIBERNIA NATIONAL BANK,
                        as a Lender


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                        TEXAS CAPITAL BANK N.A.,
                         as a Lender


                        By           _________________________________

                                     ---------------------------------
                                     [Printed Name and Title]

                      SCHEDULE I TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                             CATEGORIES OF EQUIPMENT
                             -----------------------


Gaming Equipment:

         Slot Machines
         Table Games
         Cage Equipment


Operating Equipment:

         Kitchen Equipment
         Distributed Audio System
         CCTV Equipment
         Telephone System
         Computers and Peripherals
         Switchgear and Generators
         Fire Pumps
         HVAC Equipment
         Elevators
         Escalators
         Exterior Signage
         Interior Signage


Furniture and Furnishings:

         Guestrooms
         Casino
         Food & Beverage
         Public Areas
         Back of House

                     SCHEDULE II TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT


                               LENDER COMMITMENTS
                               ------------------


---------------------------------------------------------------------------
                  Lender                           Commitment
                  ------                           ----------
---------------------------------------------------------------------------
Banc of America Leasing & Capital                $13,000,000
---------------------------------------------------------------------------
Bank of America                                   $ 5,000,000
---------------------------------------------------------------------------
Hibernia National Bank                            $10,000,000
---------------------------------------------------------------------------
Texas Capital Bank                                $ 2,000,000
---------------------------------------------------------------------------
Total Commitments                                 $30,000,000
---------------------------------------------------------------------------

                     SCHEDULE III TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                           NOTICE INFORMATION, FUNDING
                           ---------------------------
                          OFFICES AND WIRE INSTRUCTIONS
                          -----------------------------


                                     LESSEE
                                     ------


HOLLYWOOD CASINO SHREVEPORT


Address for all communications (except wire transfers)

         Hollywood Casino Shreveport
         Two Galleria Tower, Suite 2200
         13455 Noel Road, LB 48
         Dallas, Texas  75240

         Attn:             Paul C. Yates
         Phone:   (972) 392-7777
         Facsimile:        ______________________
         E-mail:  _______________________________


Address for wire transfers:

         Bank:             ______________________________
         ABA Routing #:    ______________________________
         Account #:        ______________________________
         Account Name:     ______________________________
         Attn:             ______________________________
         Reference:        ______________________________

                                 TRUSTEE/LESSOR
                                 --------------


FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee and/or Lessor


Address for all communications (except wire transfers)

         First Security Bank, National Association, as Trustee and Lessor 79 South Main Street, Third Floor
         Salt Lake City, Utah  84111

         Attn: Corporate Trust Services
         Phone:   (801) 246-5630
         Facsimile: (801) 246-5053
         E-mail:    Dmadsen@fscnet.com


Address for wire transfers:

         Bank:             First Security Bank, National Association
         ABA Routing #:    124-0000-12
         Account #:        051-0922115
         Account Name:     Corporate Trust Services
         Attn:             Corporate Trust/DeAnn Madsen (801) 246-5809
         Reference:        Hollywood Casino Shreveport Acct. No. 36317

                                      AGENT
                                      -----


FIRST SECURITY TRUST COMPANY OF NEVADA,
as Administrative Agent


Address for all communications (except wire transfers):

         First Security Bank Trust Company of Nevada, as Administrative Agent c/o First Security Bank, N.A.
         79 South Main Street, Third Floor
         Salt Lake City, Utah  84111

         Attn:      Corporate Trust Services
         Phone:     (801) 246-5630
         Facsimile: (801) 246-5053
         E-mail:    Dmadsen@fscnet.com


Address for wire transfers:

         Bank:             First Security Bank, National Association
         ABA Routing #:    124-0000-12
         Account #:        051-0922115
         Account Name:     Corporate Trust Services
         Attn:             Corporate Trust/DeAnn Madsen (801) 246-5809
         Reference:        Hollywood Casino Shreveport Acct. No. 36318

                                     LENDERS
                                     -------


1.       BANC OF AMERICA LEASING & CAPITAL, LLC

         Address for all communications (except wire transfers):

                  Banc of America Leasing & Capital, LLC
                  555 California Street, 4th Floor
                  CA5-705-04-01
                  San Francisco, California  94104

         Credit Contact:
                  Attn:      Bassam Wehbe, Principal
                  Phone:     (415) 765-7378
                  Facsimile: (415) 765-7418
                  E-mail:     Bassam.Wehbe@bankofamerica.com


         Operations Contact:
                  Attn:      Anita Garfagnoli, Manager Lease Administration
                  Phone:     (415) 765-1803
                  Facsimile: (415) 765-7373
                  E-mail:    Anita.L.Garfagnoli@bankofamerica.com



         Address for wire transfers:

                  Bank:             Bank of America, N.A.
                  Address:          San Francisco Main Branch #656
                  ABA Routing #:    121 000 358
                  Account #:        125 780 3258
                  Account Name:     BALLC
                  Attn:             Dick Walter (415) 765-7476
                  Reference:        Hollywood Casino Shreveport

2.       BANK OF AMERICA, NATIONAL ASSOCIATION

         Credit Contact:
                  Attn:             Scott Faber, Managing Director
                  Phone:   (213) 228-2768
                  Facsimile:        (213) 228-3145
                  E-mail:  Scott.faber@bankofamerica.com

         Address for Credit:

                  Bank of America, National Association
                  555 South Flower Street, 11th Floor
                  CA9-706-11-01
                  Los Angeles, California  90071


         Operations Contact:
                  Attn:      Curtis Laney, Sr. Customer Services Specialist
                  Phone:     (925) 675-8398
                  Facsimile: (925) 969-2851
                  E-mail:    Curtis.laney@bankofamerica.com

         Address for Operations:

                  Bank of America, National Association
                  1850 Gateway Blvd.
                  CA4-706-05-11
                  Concord, California  94520


         Address for wire transfers:

                  Bank:             Bank of America, N.A.
                  Address:          ____________________________
                  ABA Routing #:    111-000-012
                  Account #:        37508-36479 Credit Services West
                  Account Name:     Hollywood Casino Shreveport
                  Attn:             Curtis Laney
                  Reference:        _______________________

3.       HIBERNIA NATIONAL BANK

         Address for all communications (except wire transfers):

                  Hibernia National Bank
                  333 Travis Street, 3rd Floor
                  Shreveport, Louisiana  71101


         Credit Contact:
                  Attn:    Chris K. Haskew, Vice President
                  Phone:   (318) 674-3796
                  Fax:     (318) 674-3758
                  E-mail:  chaskew@hibernia.com


         Operations Contact:
                  Attn:    Debra Huckabee, Administrative Assistant
                  Phone:   (318) 674-3877
                  Fax:     (318) 674-3758
                  E-mail:  dhuckabee@hiberniabank.com


         Address for wire transfers:

                  Bank:             Hibernia National Bank
                  Address:          New Orleans, Louisiana
                  ABA Routing #:    065000090
                  Account #:        6250-36615
                  Account Name:     Wire Suspense
                  Attn:             Call Debra at Ext 4-3877
                  Reference:        Hollywood Casino Shreveport

4.       TEXAS CAPITAL BANK N.A.

         Credit Contact:
                  Attn:       Sean P. Cleveland, Vice President
                  Phone:      (214) 932-6674
                  Facsimile:  (214) 932-6604
                  E-mail:     sean.cleveland@texascapitalbank.com

                  Attn:       Tim Monter, Senior Vice President
                  Phone:      (214) 932-6675
                  Facsimile:  (214) 932-6604
                  E-mail:      tim.monter@texascapitalbank.com

         Address for Credit:

                  Texas Capital Bank N.A.
                  2100 McKinney, Suite 900
                  Dallas, Texas  75201


         Operations Contact
                  Attn: Renee Santo, Asst. Vice President Business Banking Services
                  Phone:     (972) 560-4524
                  Facsimile: (972) 991-4318
                  E-mail:    renee.santo@texascapitalbank.com

         Address for Operations:

                  Texas Capital Bank N.A.
                  4230 LBJ Freeway, Suite 155
                  Dallas, Texas  75244


         Address for wire transfers:

                  Bank:             Texas Capital Bank
                  Address:          4230 LBJ Freeway, Suite 155, Dallas,
                                     Texas 75244
                  ABA Routing #:    111017979
                  Account #:        _______________________
                  Account Name:     Hollywood Casino Shreveport
                  Attn:             Renee Santo, Leasing Division
                  Reference:        _________________________

                     SCHEDULE IV TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                      RECORDINGS, FILINGS AND REGISTRATIONS
                      -------------------------------------


Hollywood Casino Shreveport
---------------------------

UCC filings with Secretary of State of the State of Texas

UCC filings with the Clerk of  Court of either Caddo or Bossier parishes

Trustee/Lessor
--------------

UCC filings with the Clerk of Court of either Caddo or Bossier parishes

UCC filings with the Secretary of State of the State of Utah

                      SCHEDULE V TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                                REQUIRED LICENSES
                                -----------------


                  Pursuant to Gaming Laws in Louisiana, the transactions evidenced by the Operative Documents require the approval of the Louisiana Gaming Control Board ("LGCB"), which approval has been obtained.

                  The exercise of remedies by any Participant under any of the Operative Documents with respect to the Collateral will be limited by Gaming Laws in Louisiana, which generally require that persons who own or operate a riverboat casino, receive payments under a casino management agreement or purchase, possess or sell gaming equipment, hold a valid riverboat gaming license. No person may hold a riverboat gaming license in Louisiana unless the person is found qualified or suitable by the LGCB. In order for a Participant to be found qualified or suitable, the LGCB would have discretionary authority to require such Participant to file applications and be investigated and found qualified or suitable as an owner or operator of gaming establishments or supplier of gaming equipment. If such a Participant is unable or chooses not to qualify, be found suitable or be licensed to own, operate or sell the Collateral, it will have to retain an entity licensed to own, operate or sell the Collateral, which will also be subject to approval by the LGCB. In addition, in any foreclosure sale or subsequent resale by a Participant, licensing requirements under Gaming Laws in Louisiana may limit the number of potential bidders and may delay any sale, which could have an adverse effect on the sale price of the Collateral.

                     SCHEDULE VI TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                              AMORTIZATION SCHEDULE
                              ---------------------

----------------------------------------------------------------------------------------------------------------
   Lessor's Cost:      $30,000,000/1/
----------------------------------------------------------------------------------------------------------------
       Payment                   Payment Amount             Payment % of Lessor's Cost  Lease Balance/2/
----------------------------------------------------------------------------------------------------------------
          0                                                                                          30,000,000
----------------------------------------------------------------------------------------------------------------
          1                           2,500,000                             8.3333333%               27,500,000
----------------------------------------------------------------------------------------------------------------

          2                           2,500,000                             8.3333333%               25,000,000
----------------------------------------------------------------------------------------------------------------

          3                           2,500,000                             8.3333333%               22,500,000
----------------------------------------------------------------------------------------------------------------

          4                           2,500,000                             8.3333333%               20,000,000
----------------------------------------------------------------------------------------------------------------

          5                           2,500,000                             8.3333333%               17,500,000
----------------------------------------------------------------------------------------------------------------

          6                           2,500,000                             8.3333333%               15,000,000
----------------------------------------------------------------------------------------------------------------

          7                           2,500,000                             8.3333333%               12,500,000
----------------------------------------------------------------------------------------------------------------

          8                           2,500,000                             8.3333333%               10,000,000
----------------------------------------------------------------------------------------------------------------

          9                           2,500,000                             8.3333333%                7,500,000
----------------------------------------------------------------------------------------------------------------

         10                           2,500,000                             8.3333333%                5,000,000
----------------------------------------------------------------------------------------------------------------

         11                           2,500,000                             8.3333333%                2,500,000
----------------------------------------------------------------------------------------------------------------

         12                           2,500,000                             8.3333333%                        -
----------------------------------------------------------------------------------------------------------------


--------------------
/1/   Or as much as may be advanced under the Loan Agreement.
/2/   Assumes $30,000,000 principal amount advanced under Loan Agreement.

                     SCHEDULE VII TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000

                           HOLLYWOOD CASINO SHREVEPORT



                               DISCLOSURE SCHEDULE
                               -------------------


                  Pursuant to the terms of the Third Amended and Restated Joint Venture Agreement of Hollywood Casino Shreveport (Formerly known as the "Queen of New Orleans at the Hilton Joint Venture" and "QNOV") dated July 21, 1999, among Shreveport Paddlewheels, L.L.C. ("Shreveport Paddlewheels"), HCS I and HCS II, as amended by the August 1999 Amendment to the Third Amended and Restated Joint Venture Agreement of Hollywood Casino Shreveport (Formerly known as the "Queen of New Orleans at the Hilton Joint Venture" and "QNOV") dated August 2, 1999, among Shreveport Paddlewheels, HCS I and HCS II, including, without limitation, Section 10.5 thereof, upon the occurrence of certain sales of Lessee, Shreveport Paddlewheels is entitled to payment of (a) 10% of the net proceeds of such sale, after payment of outstanding debt and return of contributed capital and (b) the appraised value of future fees under a Marine Services Agreement dated September 22, 1999, between Shreveport Paddlewheels and Lessee.

                  In The Committee on Equity in Gaming and Tourism and James Pannell v. Mayor Keith Hightower, No. 447273-B, First Judicial District Court, Caddo Parish, Louisiana, the plaintiffs have sought, among other things, a writ of mandamus directing Shreveport Mayor Keith Hightower to find Lessee in non-monetary default of that certain Ground Lease dated May 19, 1999 between the City of Shreveport and Lessee (the "Ground Lease") as a result of Lessee's alleged failure to satisfy certain minority and women owned business procurement goals set forth in the Ground Lease. Plaintiffs recently sought and obtained approval to dismiss their mandamus claims and seek declaratory judgment relief.

                                   APPENDIX 1
                                       to
                             Participation Agreement
                             -----------------------

                         DEFINITIONS AND INTERPRETATION


     1. Interpretation. In each Operative Document, unless a clear contrary intention appears:

          (1) the singular number includes the plural number and vice versa;

          (2) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (3) reference to any gender includes each other gender;

          (4) except as specified in clause (v) below, reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, restated, modified or supplemented and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (5) any reference to the Indenture or the Management Agreement that includes the modifier "as in effect on the Closing Date" (or words to a similar effect) shall mean and refer to the Indenture or the Management Agreement, as the case may be, as it exists on the Closing Date, without giving effect to any subsequent amendment, modification (including any waiver of any applicable term or condition) or termination thereof unless the Required Lenders have independently consented to any such amendment, modification (including any waiver of any applicable term) or termination in writing, in which case such reference to the Indenture shall mean the Indenture as so amended, modified (including any waiver of any applicable term) or terminated;

          (6) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, which is in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that section or other provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (7) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

          (8) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

          (9) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term, and, for purposes of each Operative Document, the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned; and

          (10) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     2. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Operative Document shall be interpreted, all accounting determinations and computations thereunder shall be made, and all financial statements required to be delivered thereunder shall be prepared, in accordance with GAAP.

     3. Legal Representation of the Parties. The Operative Documents were negotiated by the parties thereto with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Documents to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     A. Defined Terms.

          (1) The following terms (together with any component defined terms and any cross-referenced terms used therein), when used in the Operative Documents, shall have the meanings specified for such terms (and the same shall be true for any such component and cross-referenced defined terms) in the Indenture as in effect on the Closing Date:

    "Acquired Debt"                    "Affiliate"
    "Asset Sale"                       "Attributable Debt"
    "Bankruptcy Law"                   "Cash Equivalents"
    "Disqualified Stock"               "Fixed Charge Coverage Ratio"
    "GAAP"                             "Membership Interest Purchase
    "Permitted Business"                          Agreement"
    "Operating"
    "Permitted Debt"                   "Restricted Investment"
    "Restricted Subsidiary"
    "Unrestricted Subsidiary"


     (2) Unless a clear contrary intention appears, terms defined herein shall have the respective meanings indicated below when used in each Operative
Document:

         "Additional Costs" means the amounts payable pursuant to Sections 2.9, 2.10, 2.11 and 2.12 of the Loan Agreement and the other amounts due and payable by the Borrower under any Loan Document other than principal and interest on the Notes.

         "Administrative Agent" means First Security Trust Company of Nevada, or each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 7.9 of the Loan Agreement.

         "Administrative Agent Fee Letter" means the letter agreement, dated as of March 31, 2000, between Lessee and Administrative Agent.

         "Administrative Agent-Related Persons" means First Security Trust Company of Nevada, and any successor agent arising under Section 7.9 of the Loan Agreement, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Advance" means, as the context may require, the advance of funds by the Lenders to Lessor, and the advance by Lessor to, or for the benefit of, Lessee pursuant to Articles II and III of the Participation Agreement to finance the acquisition of the Equipment.

         "Advance Date" means the actual date on which an Advance is made pursuant to the Participation Agreement.

         "Advance Request" is defined in Section 2.4(a) of the Participation Agreement.

         "Affiliate Transaction" is defined in Section 5.21 of the Participation Agreement.

         "After-Tax Basis" means, with respect to any payment to be received (taking into account any tax savings or reductions in the amount of any Tax not indemnifiable hereunder as a result of circumstances giving rise to a Tax for which an indemnity payment has been made), the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made. In making a determination of the increased payment, it shall be assumed that the Indemnitee was subject to taxation at the highest marginal Federal rates and applicable state and local income tax rates applicable to widely-held corporations for the year in which such income is taxed.

         "Aggregate Commitment Amount" means $30,000,000.

         "Alteration" means a Permitted Alteration or a Required Alteration.

         "Alternate Base Rate" means, for any day, an interest rate per annum (rounded upwards, if necessary, to the highest 1/8 of 1%) equal to the higher of
(A) the rate of interest in effect for such day as publicly announced by Bank of America in San Francisco, California from time to time as its reference rate for calculating interest on certain loans (the "Reference Rate"), which need not be the lowest interest rate charged by Bank of America and (B) Federal Funds Effective Rate most recently determined by Administrative Agent plus 1/2 of 1% per annum. "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of the rate on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Federal Funds Effective Rate or the Reference Rate shall be effective on the effective date of such change.

         "Alternate Base Rate Loan" means a Loan bearing interest by reference to the Alternate Base Rate.

         "Amortization Schedule" is defined in Section 2.13 of the Participation Agreement.

         "Applicable Law" means all existing and future applicable laws, rules, regulations (including Environmental Laws) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including wetlands) and those pertaining to the construction or operation of facilities).

         "Arrangement Fee" means the arrangement fee payable to the Arranger in the amount set forth in the Arranger Fee Letter.

         "Arranger" means Bank of America.

         "Arranger Fee Letter" means the letter agreement, dated as of July 16, 1999, between the Arranger and Lessee.

         "Assigned Agreements" means each of the Participation Agreement, the Lease, the Security Documents, the Bills of Sale, the Purchase Order Assignments, the Certificates of Acceptance, and each other document assigned to Administrative Agent (on behalf of the Lenders) as Collateral pursuant to the Security Agreement.

         "Bank" is defined in Section 4.3 of the Participation Agreement.

         "Bank of America" means Bank of America, National Association, a national banking association.

         "Base Period" means the period commencing on and including the last day of the Interim Period and ending on the Maturity Date, unless earlier terminated.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of an ERISA Group.

         "Bill of Sale" means a bill of sale, substantially in the form of Exhibit F to the Participation Agreement, to be delivered to Trustee pursuant to the provisions of the Participation Agreement.

         "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "Board of Directors" means: (a) with respect to a corporation, the Board of Directors of the corporation; (b) with respect to a partnership, the Board of Directors of the managing general partner of the partnership; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.

         "Borrower" means Trustee, not in its individual capacity, but solely in its trust capacity under the Trust Agreement, as the borrower under the Loan Agreement, and as Lessor under the Lease.

         "Business Day" means any day other than a Saturday or Sunday or other day on which commercial banks in Shreveport, Louisiana are closed, and, as applicable, any day on which commercial banks in Dallas, Texas, Salt Lake City, Utah, San Francisco, California, New York, New York, and solely with respect to the definition of LIBO Rate, London, England, are authorized or required by law to close.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any Person controlling a bank.

         "Capital Lease" means, as applied to any Person, any lease of any property (whether real (immovable), personal (movable), or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

         "Capitalized Lease Obligations" means all obligations under Capital Leases of any Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

         "Capital Stock" means: (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Casino" means any area, room or rooms wherein gaming is conducted at the Resort and includes any bar, cocktail lounge or other facilities housed therein, as well as the area occupied by the games.

         "Casualty" means as to an item of Equipment, an event or occurrence in which an item of Equipment is lost, stolen, totally destroyed, irreparably damaged from any cause whatsoever, damaged beyond economic repair, or rendered permanently unfit for normal use for any reason whatsoever (other than obsolescence) or damaged so as to result in an insurance settlement on the basis of a total loss or a constructive or compromised total loss, or taken or requisitioned by Condemnation.

         "Casualty Item Amount" means the product of the Lease Balance on the date of determination times a fraction the numerator of which is the Equipment Cost of such item of Equipment suffering the Casualty and the denominator of which is Lessor's Cost for all Equipment then subject to the Lease.

         "Casualty Recoveries" means the proceeds of any recovery in respect of any Casualty from insurance, a Governmental Authority or otherwise.

         "Category of Equipment" means, individually, each of the categories of Equipment set forth in Schedule I to the Participation Agreement.

         "Certificate of Acceptance" means each Certificate of Acceptance, fully executed by Lessee, accepting Equipment under the Lease, substantially in the form of Exhibit G to the Participation Agreement.

"Change of Control" means the occurrence of the following:

     (3) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Hollywood Casino and its Subsidiaries taken as a whole;

     (4) the liquidation or dissolution of, or the adoption of a plan relating to the liquidation or dissolution of, either of Lessee or Hollywood Casino or any successor thereto;

     (5) Hollywood Casino becoming aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy vote, written notice or otherwise) the acquisition by any Person or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any of the Principals, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) of 30% or more of the total voting power entitled to vote in the election of the Board of Directors of Hollywood Casino or such other Person surviving the transaction and, at such time, the Principals collectively shall fail to beneficially own, directly or indirectly, securities representing greater than the combined voting power of Hollywood Casino's or such other Person's voting stock as is beneficially owned by such Person or group;

     (6) during any period of two consecutive years, individuals who at the beginning of such period constituted Hollywood Casino's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of Hollywood Casino was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) ceasing for any reason to constitute a majority of Hollywood Casino's Board of Directors then in office;

     (7) Hollywood Casino consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, Hollywood Casino, in any such event pursuant to a transaction in which any of the outstanding voting stock of Hollywood Casino is converted into or exchange for cash, securities or other property, other than any such transaction where the voting stock of Hollywood Casino outstanding immediately prior to such transaction is converted into or exchanged for voting stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such voting stock of such surviving or transferee Person immediately after giving effect to such issuance;

          (8) the first day on which Hollywood Casino ceases to beneficially own all of the outstanding Equity Interests of Lessee (other than the Equity Interests of Lessee owned by Paddlewheels as of the Closing Date);

          (9) the termination or repudiation by the Manager of the Management Agreement; or

          (10) any event or circumstance constituting a "change in control" or other similar occurrence under documentation evidencing or governing any Indebtedness of Lessee, HCS I or HCS II of $5,000,000 or more which results in an obligation of Lessee, HCS I or HCS II to prepay, purchase, offer to purchase, redeem or defease such Indebtedness.

         "Charges" means freight, installation and applicable sales or use taxes (or similar taxes, subject to the approval of the Required Lenders) imposed upon an item of Equipment.

         "Claims" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, administrative and judicial proceedings (including informal proceedings), judgments, orders, enforcement actions of any kind and settlements, and any costs, fees, expenses and disbursements (including legal fees and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever related to any of the foregoing imposed on, incurred by or asserted against an Indemnitee.

         "Closing Date" is defined in Section 2.1 of the Participation
Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended or replaced and in effect from time to time.

         "Collateral" means, as used in all Operative Documents other than the Security Agreement (which contains an independent definition of "Collateral"), all of the Trust Estate now owned or hereafter acquired by Trustee, upon which a Lien is purported to be created by the Security Documents.

         "Commission" means the Securities and Exchange Commission and any Person succeeding to the functions thereof.

         "Commitment" means (i) with respect to each Lender, the obligation of the Lender to make Loans to Lessor at the request of Lessee in an aggregate principal amount not to exceed the amount set forth opposite the Lender's name on Schedule II to the Participation Agreement, and (ii) with respect to Lessor, the obligation of Lessor to make Advances (to the extent Lessor receives Loans from the Lenders) to or for the benefit of Lessee.

         "Commitment Percentage" means, as to any Lender at a particular time when the Commitments are then in effect, the percentage set forth opposite such Lender's name under the heading "Commitment Percentage" on Schedule II to the Participation Agreement or, if the Commitments are not then in effect, the percentage of the aggregate Loans represented by such Lender's Loans to Lessor.

         "Commitment Period" means the period commencing on (and including) the Closing Date and ending on (and excluding) the earliest of (a) December 31, 2000, (b) the Final Advance Date and (c) the date on which the Commitments shall have been fully utilized.

         "Compliance Certificate" is defined in Section 5.5 of the Participation Agreement.

         "Condemnation" means any condemnation, expropriation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, servitude, or easement rights or title to the Equipment or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened expropriation or eminent domain proceeding or other taking of action by any Person having the power of expropriation or eminent domain or otherwise, or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

         "Construction Plans" means all drawings, plans and specifications relating to the Resort prepared by or for Lessee in connection with the construction financing provided pursuant to the Indenture and related documents, as the same may be amended or supplemented from time to time.

         "Construction Progress Report" means a report substantially in the form of Exhibit M to the Participation Agreement, to be appropriately completed and delivered to Administrative Agent from time to time pursuant to Section 3.1(k) of the Participation Agreement.

         "Corporate Trust Department" means the principal corporate trust office of Trustee, located at 79 South Main Street, 3rd Floor, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, or such other office at which the corporate trust business of Trustee is administered and which Trustee specifies by notice in writing to Lessor, Lessee, Administrative Agent and each Lender.

         "Default" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule VII, as the same may be updated from time to time in connection with an Advance Request; provided, however, that for purposes of any requested Advance, no such update shall be deemed to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of the Disclosure Schedule, unless and until the Required Lenders shall have accepted in writing such update to the Disclosure Schedule.

         "Documentation Agent" means Bank of America, in its capacity as documentation agent. The Documentation Agent shall have no rights, duties or obligations under this Agreement or the other Operative Documents.

         "Dollars" and "$" mean dollars in lawful currency of the United States of America.

         "Environmental Laws" means any and all laws, ordinances, rules, regulations, judicial decisions, administrative orders and other requirements of any applicable Governmental Authority relating to environmental matters, pollution, or hazardous substances, including: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss.ss. 9601-9657; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.ss. 6901 et seq.; the Hazardous Materials Transportation Act (49 U.S.C. ss.ss. 1801 et seq.); the Louisiana Environmental Quality Act, La. R.S. 30:2001-2376; the Louisiana Air Control Law, La. R.S. 30:2051-2063, the Louisiana Water Control Law, La. R.S. 30: 2071-2088; the Louisiana Hazardous Waste Control Law, La. R.S. 30:2171-2207; the Louisiana Inactive and Abandoned Hazardous Waste Site Law, La. R.S. 30:2221-2226; the Liability for Hazardous Substance Remedial Action, La. R.S. 30:2271-2290; any other laws that may form the basis of any claim, action, demand, suit, proceeding, hearing, or notice of violation that is based on or related to the generation, manufacture, processing, distribution, use, existence, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any hazardous substance, or other threat to the environment.

         "Environmental Permits" means all applicable authorizations, consents, licenses, approvals and permits required under Environmental Laws in connection with the construction, operation and occupancy of the Resort.

         "Environmental Violation" means any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law in which damages and penalties in excess of $2,500,000 are reasonably expected to be imposed in Lessee's judgment.

         "Equipment" means, individually, each item of equipment set forth in a Certificate of Acceptance and in each case as generally described on Schedule I to the Participation Agreement, and, collectively, each of the foregoing, together with all substitutions therefor, replacements thereof and additions thereto from time to time pursuant to the Operative Documents.

         "Equipment Cost" means the invoice cost of each item of Equipment, plus up to an additional twenty percent (20%) thereof for Charges.

         "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for,

Capital Stock).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any applicable regulations issued pursuant thereto, as amended or replaced and as in effect from time to time.

         "ERISA Affiliate" means, with respect to any Person, each Person (whether or not incorporated) which is required to be aggregated with such Person pursuant to the requirements of Section 414(b) or (c) of the Code.

         "ERISA Group" means, with respect to any Person, such Person and its ERISA Affiliates.

         "Event of Default" means a Lease Event of Default or a Loan Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         "Excluded Amounts" means

                  (11) all indemnity payments and expenses to which Trustee, Lessor, Bank, Administrative Agent or any Lender (or the respective successors, assigns, agents, officers, directors or employees of any such Person) is entitled pursuant to the Operative Documents;

                  (12) any amounts payable under any Operative Documents to reimburse Trustee, Lessor, Bank, Administrative Agent or any Lender (including the reasonable expenses of Trustee, Lessor, Bank, Administrative Agent and any Lender incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;

                  (13) any insurance proceeds under policies maintained by Trustee, Lessor, Bank, Administrative Agent or any Lender and not required to be maintained by Lessee under the Lease;

                  (14) any insurance proceeds (or corresponding amounts with respect to risks that are self-insured by Lessee and the amounts of any policy deductibles) under liability policies payable to Trustee in its individual capacity, Administrative Agent or any Lender (or the respective successors, assigns, agents, officers, directors or employees of Bank, Administrative Agent or of any Lender);

                  (15) any amount payable in respect of Transaction Costs; and

                  (16) any payments of interest on payments referred to in clauses (a) through (e) above.

         "Fee Letters" means, collectively, the Administrative Agent Fee Letter, the Arranger Fee Letter and the Trustee Fee Letter.

         "Final Advance Date" means the Advance Date specified by Lessee in writing to be the final Advance Date under the Lease.

         "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government, any foreign government, any State, province or city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof (including without limitation the Louisiana Gaming Control Board and the Louisiana Department of Public Safety and Corrections, Office of State Police, Riverboat Gaming Division), with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by any of Lessee, Hollywood Casino, the Manager or any of the their respective Subsidiaries, provided, however, that for purposes hereof, the City of Shreveport, Louisiana, in its capacity as the ground lessor under the Ground Lease, shall not be considered a "Gaming Authority."

         "Gaming Equipment" means (a) slot machines and other devices which constitute gaming devices (as defined in applicable Gaming Laws), and (b) related equipment and apparatus, all as more fully described in the preliminary appraisal delivered pursuant to Section 3.2(a) of the Participation Agreement, together with all substitutions therefor, replacements thereof and additions thereto from time to time pursuant to the Operative Documents.

         "Gaming Laws" means the gaming laws of any jurisdiction or jurisdictions to which Lessee or any of its Subsidiaries is, or may at any time after the Closing Date, be subject, including without limitation the Louisiana Riverboat Economic Development and Gaming Control Act, La. R.S. ss.ss. 27:41 et seq., and the regulations promulgated thereunder, together with any local rules, regulations or ordinances applicable to the conduct of games of chance at the Resort.

         "Gaming License" means any license, permit, franchise or other authorization from any Gaming Authority necessary on the Closing Date or at any time thereafter to own, lease, operate or otherwise conduct the business of Lessee, the Manager or any of the Restricted Subsidiaries.

         "Governmental Authority" means any foreign, Federal, State, county, parish or local government, any political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Ground Lease" means that certain Ground Lease dated as of May 19, 1999 by and between the City of Shreveport, as landlord, and Lessee (formerly known as QNOV), as tenant, as the same may be amended, restated, modified or supplemented from time to time.

         "Hazardous Materials" means hazardous wastes, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as "hazardous wastes," "hazardous substances," "toxic substances," "pollutants," "contaminants," chemicals known to cause cancer or reproductive toxicity, "radioactive materials," or other similar designations in, or otherwise subject to regulation under any Environmental Laws now or hereafter in effect.

         "HCS I means HCS I, Inc., a Louisiana corporation, the managing general partner of Lessee, and its permitted successors and assigns.

         "HCS II" means HCS II, Inc., a Louisiana corporation, and its permitted successors and assigns.

         "Hollywood Casino" means Hollywood Casino Corporation, a Delaware corporation.

         "HWCC-Louisiana" means HWCC-Louisiana, Inc., a Louisiana corporation.

         "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent, in respect of

                  (a) borrowed money;

                  (b) obligations evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

                  (c) banker's acceptances;

                  (d) Capitalized Lease Obligations;

                  (e) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable;

                  (f) the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates;

                  (g) all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person); provided, however, that the amount of such Indebtedness shall be limited to the lesser of the fair market value of the assets or property to which such Lien attaches and the amount of the Indebtedness so incurred; and

                  (h) to the extent not otherwise included, the direct or indirect guarantee by the specified Person of any Indebtedness of any other Person;

         and any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) thereof and any amendments, modifications or supplements thereto, if and to the extent any of the preceding items (other than letters of credit and hedging obligations described in clause (f)) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.

                  The amount of any Indebtedness outstanding as of any date shall be:

                  (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

                  (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indemnified Liabilities" means all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including all reasonable fees and expenses of legal counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Administrative Agent-Related Person in any way relating to or arising out of any Operative Document or any document contemplated by or referred to in any Operative Document, or the transactions contemplated by any Operative Document, or any action taken or omitted by any Administrative Agent-Related Person under or in connection with any of the foregoing.

         "Indemnitee" means Trustee, in its individual and in its trust capacity, Lessor, in its individual capacity and in its capacities as Borrower and Lessor, each Lender, Administrative Agent, any additional separate or co-trustee appointed in accordance with the terms of the Trust Agreement and the respective successors, assigns, directors, shareholders, partners, officers, employees and agents of each of the foregoing.

         "Indenture" means the Indenture dated as of August 10, 1999, executed by and among Lessee and Shreveport Capital, as Issuers, HWCC-Louisiana, HCS I and HCS II, as Guarantors, and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

         "Indenture Security Documents" means the "Collateral Documents" as such term is used and defined in the Indenture.

         "Indenture Trustee" means State Street Bank and Trust Company, as trustee for the benefit of the noteholders under the Indenture, including any successor or replacement trustee permitted under the Indenture.

         "Insurance Requirements" means all terms and conditions of any insurance policy required by the Lease to be maintained by Lessee and all requirements of the issuer of any such policy.

         "Instructing Party" is defined in Section 2.1 of the Trust Agreement.

         "Interest Period" means (a) for the Interim Period, each period beginning on (and including) the date of the relevant Advance and ending on (but excluding) the last Business Day of the calendar month in which the relevant Advance is made and each consecutive one-month period thereafter during the Interim Period, with each such period ending on the last Business Day of the applicable calendar month, and (b) for the Base Period, the period beginning on (and including) the last Business Day of the Interim Period and ending on (but excluding) the last Business Day of the third calendar month thereafter and each consecutive three-month period thereafter, with each such period ending on the last Business Day of a calendar month; provided, however, that notwithstanding the foregoing, (i) no Interest Period during the Interim Period may end later than the last day of the Interim Period and (ii) no Interest Period may end later than the Maturity Date.

         "Interest Rate" means with respect to any day in any Interest Period the rate per annum at which interest accrues

                  (a) on a Loan maintained from time to time during such Interest Period as an Alternate Base Rate Loan, at a rate equal to the Alternate Base Rate then in effect plus two percent (2.00%); or

                  (b) on a Loan maintained as a LIBO Rate Loan, during such Interest Period applicable thereto, at a rate equal to the LIBO Rate then in effect plus four percent (4.00%).

         "Interim Period" means the period commencing on (and including) the Initial Advance Date and ending on (and excluding) the earlier of (a) the date upon which the Resort begins Operating and (b) December 31, 2000.

         "Initial Advance Date" means the date of the initial Advance with respect to any Equipment.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

         "Investor's Letter" means the Investor's Letter, dated as of the Closing Date, in substantially the form of Exhibit H to the Participation Agreement.

         "Lease" means the Lease Intended as Security, dated as of the Closing Date, between Lessor and Lessee, substantially in the form of Exhibit A to the Participation Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Lease Balance" means, as of any date of determination, the sum of the aggregate outstanding principal amount of the Notes.

         "Lease Default" means any event, condition or failure which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

         "Lease Event of Default" means any event, condition or failure designated as a "Lease Event of Default" in Article X of the Lease.

         "Lease Financing Party" is defined in Section 6.1(i) of the Participation Agreement.

         "Lease Term" is defined in Section 2.3 of the Lease.

         "Lease Termination Date" means the last day of the Lease Term, or any other date on which the Lease is terminated, including pursuant to Article V or X of the Lease.

         "Lender" means a holder of a Note.

         "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" on Schedule III of the Participation Agreement, or such other office as such Lender may from time to time notify the Borrower and Administrative Agent.

         "Lessee" means Hollywood Casino Shreveport, a Louisiana general partnership, as lessee and debtor under the Lease.

         "Lessee Collateral" is defined in Section 14.1 of the Lease.

         "Lessor" means the lessor or secured party under the Lease, which initially shall be Trustee.

         "Lessor Lien" means any Lien on or against any or all of the Equipment, the Lease, the Trust Estate or any payment of Rent which results from (a) any act of, or any Claim against, Trustee, in its individual capacity, Lessor, in its capacity as Lessor, any Lender or Administrative Agent, in its individual capacity, in any case unrelated to the transactions contemplated by the Operative Documents, (b) any Tax owed by any such Person, except for any Tax required to be paid by Lessee under the Operative Documents, including any Tax for which Lessee is obligated to indemnify such Person, or (c) any act or omission of such Person which is prohibited by the Operative Documents.

         "Lessor's Cost" means the aggregate Equipment Cost paid with proceeds of any Advance.

         "LIBO Rate" shall mean with respect to any Interest Period at any time, the applicable London interbank offered rate for deposits in U.S. dollars appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity approximately equal to such Interest Period; or if no London interbank offered rate of such maturity then appears on Telerate Page 3750, then the rate equal to the London interbank offered rate for deposits in U.S. dollars maturing immediately before or immediately after such maturity, whichever is higher, as determined by Administrative Agent from Telerate Page 3750; or if Telerate Page 3750 is not available, the applicable LIBO Rate for the relevant Interest Period shall be the rate determined by Administrative Agent to be the arithmetic average of the rates at which Bank of America offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of Bank of America's and/or its Affiliate's relevant portion of the aggregate outstanding principal amount of the Notes and having a maturity approximately equal to such Interest Period.

         "LIBO Rate Loans" means Loans bearing interest by reference to the LIBO Rate.

         "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such in Schedule III to the Participation Agreement, or such other office of a Lender designated from time to time by notice from such Lender to Trustee, Lessor and Administrative Agent, whether or not outside the United States.

         "License Revocation" means (a) the revocation, failure to renew or suspension of any casino, gambling or gaming license issued by any Gaming Authority with respect to the Casino, (b) the appointment by any Gaming Authority of a receiver, supervisor or similar official with respect to the Casino or (c) the involuntary closure of the Casino pursuant to an order of any Gaming Authority.

         "Lien" means, with respect to any asset, any mortgage, deed of trust, pledge, charge, deposit arrangement, security interest, encumbrance, privilege, lien (statutory or otherwise), easement, servitude or charge of any kind in respect of such asset, including any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed, recorded or otherwise perfected under applicable law, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

         "Loan" is defined in Section 2.1 of the Loan Agreement.

         "Loan Agreement" means the Loan Agreement, dated as of the Closing Date, among Lessor, as the Borrower, and the Lenders, substantially in the form of Exhibit B to the Participation Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Loan Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Loan Event of Default.

         "Loan Documents" means the Loan Agreement, the Notes, the Security Documents and all other documents and instruments executed and delivered in connection with each of the foregoing.

         "Loan Event of Default" is defined in Article VI of the Loan Agreement.

         "Management Agreement" means the Management Services Agreement dated as of September 22, 1998, between Lessee and the Manager relating to the management of the Resort, as amended by that certain Amendment to Management Services Agreement dated as of August 2, 1999, between Lessee and the Manager, as the same may be amended, restated, modified or supplemented from time to time.

         "Management Fees" means any fees payable to the Manager pursuant to the Management Agreement.

         "Manager" means HWCC-Shreveport, Inc., a Louisiana corporation.

         "Manager Subordination Agreement" means a subordination agreement among the Manager, Lessee and Lessor, dated as of the Closing Date, substantially in the form of Exhibit K to the Participation Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Material Adverse Effect" means, with respect to Lessee, any change or changes, effect or effects or condition or conditions that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations or financial condition of Lessee and its Subsidiaries on a consolidated basis, (ii) the ability of Lessee to perform its Obligations under the Operative Documents to which it is a party, (iii) the validity or enforceability of any of the Operative Documents or any rights or remedies under any thereof or (iv) the value of the Collateral, taken as a whole, or worth of the Collateral as collateral security, taken as a whole.

         "Maturity Date" means the third anniversary of the first day of the Base Period.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of an ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of such ERISA Group during such five year period.

         "Non-Casualty Loss" is defined in Section 9.2(a) of the Lease.

         "Non-Casualty Recoveries" means the proceeds of any recovery in respect of any Non-Casualty Loss from insurance, a Governmental Authority or otherwise.

         "Note" is defined in Section 2.2(a) of the Loan Agreement.

         "Obligations" means all obligations (monetary or otherwise) of Lessee under the Operative Documents.

         "Operating Deadline" means April 30, 2001.

         "Operative Documents" means the following:

                  (a)      the Participation Agreement;
                  (b)      the Notes;
                  (c)      the Lease;
                  (d)      the Trust Agreement;
                  (e)      the Loan Agreement;
                  (f)      the Security Agreement; and
                  (g)      the Manager Subordination Agreement.

         "Other Taxes" means any present or future stamp or documentary taxes, or any other excise or property taxes, charges or similar levies, which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, any Operative Document.

         "Overdue Rate" means the lesser of (i) the highest interest rate permitted by Applicable Law and (ii) an interest rate per annum equal to the Interest Rate plus three percent (3.00%) per annum.

         "Paddlewheels" means Shreveport Paddlewheels, L.L.C., a Louisiana limited liability company.

         "Participants" means, collectively, Trustee, Lessor, Administrative Agent, each Lender and, where the context requires, any one or more of them.

         "Participating Entity" is defined in Section 6.3(a) of the Participation Agreement.

         "Participation Agreement" means the Participation Agreement, dated as of the Closing Date, among Lessee, Lessor, Trustee, Lenders, Documentation Agent and Administrative Agent, as the same may be amended, restated, modified or supplemented from time to time.

         "Payment Date" means the last Business Day of each Interest Period.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERSA.

         "Pension Plan" means, with respect to any Person, a "pension plan" as such term is defined in section 3(2) of ERISA which is subject to Title IV of ERISA and to which such Person may have any liability or contingent liability, including, but not limited to, liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason or being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Periodic Rent" means (a) with respect to each Interest Period during the Interim Period, an amount equal to the aggregate of interest due for such Interest Period on each Loan at the applicable Interest Rate in effect for such Loan, and (b) during the Base Period, an installment of rent consisting of the interest determined pursuant to clause (a) above plus the amortization amount, if any, payable on the Notes pursuant to the Amortization Schedule by Lessor to the Lenders on the applicable Payment Date for any such Interest Period.

         "Permitted Alteration" is defined in Section 7.2(b) of the Lease.

         "Permitted Contest" means actions taken by a Person to contest in good faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to the Equipment or any location whereon or wherein the Equipment or any portion thereof are located or to be located, or any interest therein of any Person of (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements, (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Governmental Authority or (c) any Lien or Tax, if the initiation and prosecution of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee; (ii) materially and adversely affect the security interests created by the Operative Documents or the rights and interests of Lessor in or to any of the Equipment or the right of Lessor, Trustee, Administrative Agent or any Lender to receive payment of all or any portion of the principal of or interest on any Note, any Rent, the Lease Balance or any other amount payable under the Operative Documents; (iii) permit, or pose a material risk of, the sale or forfeiture of, or foreclosure on, any of the Equipment or (iv) materially and adversely affect the fair market value, utility or remaining useful life of the Equipment or any interest therein or the continued economic operation thereof; provided, further, that in any event adequate reserves in accordance with GAAP are maintained by such Person against any adverse determination of such contest.

         "Permitted Liens" means (i) the respective rights and interests of Lessee, the Lenders and Trustee, as provided in any of the Operative Documents;
(ii) materialmen's, mechanics', workers', artisan's, repairmen's, employees' or other like Liens securing payment of the price of goods or services rendered in the ordinary course of business for amounts the payment of which is not overdue for more than 60 days or is being contested pursuant to a Permitted Contest;
(iii) Lessor Liens; (iv) Liens for current Taxes which are not delinquent for more than 60 days or the validity of which is being contested pursuant to a Permitted Contest; (v) the rights of any sublessee or assignee under a sublease or an assignment permitted by the terms of the Lease; (vi) Liens arising out of judgments or awards not constituting an Event of Default (other than judgment Liens paid or fully covered by insurance that are not outstanding for more than 60 days) with respect to which appeals or other proceedings for review are being prosecuted pursuant to a Permitted

Contest; (vii) easements, servitudes, rights of way and other encumbrances on title to real (immovable) property not interfering in any material respect with the rights of Lessor under the Lease; (viii) Liens securing indebtedness of Lessee to vendors under any purchase contract until such time as the full amount owed by Lessee under such purchase contract has been paid in full or, in the event of a dispute with respect to any amount owed by Lessee under such purchase contract, so long as the disputed amount is being contested pursuant to a Permitted Contest; (ix) Liens granted by Lessee in favor of the Indenture Trustee pursuant to the Indenture and the Indenture Security Documents as in effect on the Closing Date with respect to any of the Lessee Collateral that is not part of the Priority Collateral; and (x) the lessor's lien (if any) of the City of Shreveport, as lessor, under the Ground Lease.

         "Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or any other legal entity.

         "Plan" means, with respect to any Person, an employee benefit or other plan (other than a Multiemployer Plan) established or maintained by such Person or any member of such Person's ERISA Group and which is covered by Title IV of ERISA.

         "Principals" means:

                  (1) Jack Pratt, Edward T. Pratt, Jr., William D. Pratt, Crystal A. Pratt, Maria A. Pratt and Edward T. Pratt III, their respective estates and members of the immediate family (including adopted children) of any of them who acquire voting stock of Hollywood Casino from any such estates;

                  (2) C.A. Pratt Partners, Ltd., a Texas limited partnership; provided, however, that, in each case, the majority of the voting equity interest of the partnership is beneficially owned by a Person named in clause (1); and

                  (3) The WDP, Jr. Family Trust; provided, however, that a Person named in clause (1) is:

                           (a) the beneficial owner of a majority of voting
                  stock of Hollywood Casino held by such trust, or

                           (b) if the trust is irrevocable, the trustee of the
                  irrevocable trust is a Person named in clause (1).

         "Priority Collateral" means any and all Equipment and all proceeds (as such term is used and defined in the UCC) thereof or arising therefrom.

         "Projections" means the pro forma financial information provided by Lessee and its Affiliates as contained in the "Information Materials" (i.e., the "bank book") delivered to the

Lenders.

         "Purchase Order Assignment" means a Purchase Order Assignment between Lessee and Lessor, substantially in the form of Exhibit I to the Participation Agreement.

         "Rent" means Periodic Rent and Supplemental Rent.

         "Required Alteration" is defined in Section 7.2(a) of the Lease.

         "Required Lenders" means, as of the date of the determination, Lenders having aggregate investments in the transactions contemplated by the Operative Documents (as measured by the outstanding principal amount of the Loans then outstanding) in excess of 50% of all such investments.

         "Requirements of Law" means, as to any Person, any current or hereinafter enacted law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Resort" means the establishment featuring a riverboat casino, hotel and related amenities in Shreveport, Louisiana being developed by Lessee.

         "Responsible Official" means (a) when used with reference to a Person other than Lessee or an individual, any officer or manager of such Person, general partner of such Person, officer of a corporate or limited liability company general partner of such Person, officer of a corporate or limited liability company general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, (b) when used with reference to Lessee, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice President, in each case of HCS I, or any successor managing general partner of Lessee, and (c) when used with reference to a Person who is an individual, such Person. Trustee, Lessor, Administrative Agent, and the Lenders shall be entitled to conclusively rely upon any document or certificate that is signed or executed by a Responsible Official of Lessee or any of its Subsidiaries as having been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of Lessee or such Subsidiary.

         "Restricted Payment" is defined in Section 5.17 of the Participation Agreement.

         "Search" is defined in Section 3.2(c) of the Participation Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Security Agreement" means the Security Agreement and Assignment of Lease, dated as of the Closing Date, between Lessor, as Borrower, and Administrative Agent, substantially in the form of Exhibit D to the Participation Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Security Documents" means the collective reference to the Security Agreement and all other security documents hereafter delivered to Administrative Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of Lessor under the Loan Agreement and/or under any of the other Loan Documents, as the same may be amended, restated, modified or supplemented from time to time.

         "Shreveport Capital" means Shreveport Capital Corporation, a Louisiana corporation.

         "Sublease" has the meaning set forth in Article IV of the Lease.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than 50% of the outstanding ownership interests, at the time any determination is being made, is directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

         "Supplemental Rent" means, any and all amounts, liabilities and obligations (i) which Lessor assumes or agrees or is otherwise obligated or designated to pay under the Loan Agreement or any other Operative Document (whether or not designated as Supplemental Rent) to Trustee, Administrative Agent, the Lenders or any other Person, including Additional Costs and damages for breach of any representations, warranties or agreements or (ii) which Lessee agrees or is otherwise obligated or designated to pay (other than Periodic Rent) under the Lease or any other Operative Document (whether or not designed as Supplemental Rent) to Lessor or Trustee as Lessor's designee.

         "Taxes" and "Tax" are defined in Section 8.1 of the Participation Agreement.

         "Transaction Costs" means reasonable legal and other fees, costs and expenses incurred by the Arranger, Trustee, Lessor, Administrative Agent and the Lenders in connection with the consummation and closing of the transactions contemplated by the Operative Documents, and the preparation, negotiation, execution and delivery of the Operative Documents, including (i) fees of Trustee and Trustee's legal counsel; (ii) allocated time charges and expenses of the Bank of America Legal Department and reasonable fees and expenses of Sheppard, Mullin, Richter & Hampton LLP and McGlinchey Stafford, APPLC, special counsel to Administrative Agent; (iii) all reasonable filing and recording fees, and other search costs required by the Operative Documents; and (iv) without duplication of any of the foregoing, fees owing to the Arranger pursuant to the Arranger Fee Letter.

         "Trust" is defined in Section 1.1 of the Trust Agreement.

         "Trust Agreement" means the Trust Agreement dated as of the Closing Date, between

Lessee and Bank, in its capacities as Lessor and Trustee, substantially in the form of Exhibit C to the Participation Agreement, as the same may be amended, restated, modified or supplemented from time to time.

         "Trust Estate" means all estate, right, title and interest of Lessor in, to and under the Equipment, the Trust Agreement, the Lease and all of the other Operative Documents, including (i) all amounts (other than Excluded Amounts) of Rent and other payments due or to become due of any kind for or with respect to the Equipment or payable under any of the foregoing, (ii) any or all payments or proceeds received by Lessor after the termination of the Lease with respect to the Equipment as the result of the sale, lease or other disposition thereof, and (iii) proceeds of the Loans, together with any other moneys, proceeds or property at any time received by Lessor under or in connection with the Operative Documents.

         "Trustee" means First Security Bank, National Association, a national banking association, not in its individual capacity, but solely as Trustee under the Trust Agreement, and any successor or replacement Trustee expressly permitted under the Operative Documents.

         "Trustee Fee Letter" means the letter agreement, dated as of March 31, 2000, between Lessee and Trustee.

         "UCC Financing Statements" means, collectively, the financing statements executed and delivered by Lessor, as debtor, in favor of Administrative Agent, as secured party, for the benefit of the Lenders, and the financing statements executed and delivered by Lessee, as debtor, in favor of Lessor, as secured party, and assigned by Lessor to Administrative Agent, as assignee, for the benefit of the Lenders.

         "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction (in Louisiana, Chapter 9 of the Louisiana Commercial Laws, La. R.S.ss.ss. 10:9-101 et seq.).

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

================================================================================

                           LEASE INTENDED AS SECURITY


                           dated as of March 31, 2000

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                         not in its individual capacity
                       except as expressly stated herein,
                        but solely as Trustee and Lessor,

                                       and

                          HOLLYWOOD CASINO SHREVEPORT,
                                   as Lessee.

================================================================================

ALL RIGHT, TITLE AND INTEREST OF TRUSTEE AND LESSOR UNDER THIS LEASE AND THE PROPERTY RIGHTS SUBJECT HERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A LIEN AND SECURITY INTEREST IN FAVOR OF FIRST SECURITY TRUST COMPANY OF NEVADA, AS ADMINISTRATIVE AGENT ("ADMINISTRATIVE AGENT"), UNDER THAT CERTAIN SECURITY AGREEMENT AND ASSIGNMENT OF LEASE DATED AS OF MARCH 31, 2000, FOR THE BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS REFERRED TO IN SUCH SECURITY AGREEMENT AND ASSIGNMENT OF LEASE. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY ADMINISTRATIVE AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART NO. ___.

                                                TABLE OF CONTENTS
                                                -----------------

                                                                                                           Page
                                                                                                           ----


ARTICLE I                  DEFINITIONS; LESSEE LIABILITY......................................................1


ARTICLE II                 LEASE OF EQUIPMENT; LEASE TERM.....................................................1

         SECTION 2.1   Acceptance and Lease of Equipment......................................................1
         SECTION 2.2   Acceptance Procedure...................................................................1
         SECTION 2.3   Lease Term.............................................................................2


ARTICLE III                RENT; QUIET ENJOYMENT; NET LEASE...................................................2

         SECTION 3.1   Periodic Rent..........................................................................2
         SECTION 3.2   Supplemental Rent......................................................................2
         SECTION 3.3   Place and Manner of Payment............................................................2
         SECTION 3.4   Late Payment...........................................................................2
         SECTION 3.5   Quiet Enjoyment; Discharge of Liens....................................................2
         SECTION 3.6   Net Lease; No Setoff, Etc..............................................................3
         SECTION 3.7   No Bar.................................................................................4
         SECTION 3.8   Intent of the Parties..................................................................4


ARTICLE IV                 POSSESSION AND SUBLEASING..........................................................5

         SECTION 4.1   Possession and Subleasing..............................................................5


ARTICLE V                  LEASE TERMINATION..................................................................5

         SECTION 5.1   Early Termination......................................................................5
         SECTION 5.2   Termination and Transfer...............................................................6


ARTICLE VI                 DISCLAIMER AND ASSIGNMENT OF WARRANTIES............................................6

         SECTION 6.1   Disclaimer of Warranties...............................................................6
         SECTION 6.2   Assignment of Warranties...............................................................7



ARTICLE VII       MAINTENANCE AND REPAIR;ALTERATIONS AND ADDITIONS............................................7

         SECTION 7.1   Maintenance and Repair; Compliance With Law............................................7
         SECTION 7.2   Alterations............................................................................8
         SECTION 7.3   Replacement and Substitution...........................................................8
         SECTION 7.4   Removal................................................................................8
         SECTION 7.5   Maintenance and Repair Reports.........................................................8


ARTICLE VIII      USE.........................................................................................9

         SECTION 8.1   Use....................................................................................9


ARTICLE IX                 CASUALTY; REPLACEMENT; INSURANCE...................................................9

         SECTION 9.1   Casualty...............................................................................9
         SECTION 9.2   Non-Casualty Losses...................................................................11
         SECTION 9.3   Required Coverages....................................................................11
         SECTION 9.4   Delivery of Insurance Certificates....................................................12


ARTICLE X                  LEASE EVENTS OF DEFAULT...........................................................13

         SECTION 10.1  Lease Events of Default...............................................................13
         SECTION 10.2  Remedies..............................................................................15
         SECTION 10.3  Waiver of Certain Rights..............................................................16
         SECTION 10.4  Power of Attorney.....................................................................16
         SECTION 10.5  Remedies Cumulative; No Waiver; Consents..............................................17


ARTICLE XI                 ADDITIONAL LOUISIANA PROVISIONS...................................................17

         SECTION 11.1  Additional Louisiana Provisions.......................................................17


ARTICLE XII       LESSOR'S RIGHT TO CURE.....................................................................19

         SECTION 12.1  Lessor's Right to Cure Lessee's Lease Defaults........................................19


ARTICLE XIII      LESSOR ASSIGNMENTS.........................................................................20

         SECTION 13.1  Lessor Assignments....................................................................20

ARTICLE XIV       GRANT OF SECURITY INTEREST.................................................................20

         SECTION 14.1  Grant of Security Interest............................................................20
         SECTION 14.2  Retention of Title or Proceeds in the Case of Default.................................20


ARTICLE XV        WARRANTY OF TITLE..........................................................................21

         SECTION 15.1  Warranty of Title.....................................................................21


ARTICLE XVI       MISCELLANEOUS..............................................................................21

         SECTION 16.1  Governing Law.........................................................................21
         SECTION 16.2  Notices...............................................................................21
         SECTION 16.3  Counterparts..........................................................................21
         SECTION 16.4  Severability..........................................................................22
         SECTION 16.5  Successors and Assigns................................................................22
         SECTION 16.6  Parties in Interest...................................................................22
         SECTION 16.7  Limitation of Liability...............................................................22
         SECTION 16.8  Nonrecourse to Paddlewheels...........................................................22
         SECTION 16.9  Captions; Table of Contents...........................................................23


                           LEASE INTENDED AS SECURITY
                           --------------------------


         This LEASE INTENDED AS SECURITY (as amended, restated, supplemented, or otherwise modified from time to time, this "Lease"), dated as of March 31, 2000, is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly stated herein, but solely as Trustee and Lessor under the Trust Agreement and this Lease ("Lessor"), and HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership, as Lessee ("Lessee").

         In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:


                                    ARTICLE I

                          DEFINITIONS; LESSEE LIABILITY

         For all purposes hereof, capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement, dated as of March 31, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Participation Agreement"), among Lessee; Lessor, as Trustee and Lessor; the Lenders identified therein; First Security Trust Company of Nevada, as Administrative Agent; and Bank of America, National Association, as Arranger and Documentation Agent. Except as set forth in Section 16.8 below, all obligations imposed on the "Lessee" in this Lease shall be the full recourse liability of Lessee.


                                   ARTICLE II

                         LEASE OF EQUIPMENT; LEASE TERM

         SECTION 1.1 Acceptance and Lease of Equipment. With respect to each Advance under Section 2.4(b) of the Participation Agreement, on the Advance Date for that Advance, subject to satisfaction or waiver of the conditions precedent set forth in Article III of the Participation Agreement, Lessor shall lease to Lessee hereunder, and Lessee shall lease from Lessor hereunder, the Equipment accepted on that Advance Date by Lessee under a Certificate of Acceptance pursuant to the Participation Agreement for the Lease Term.

         SECTION 1.2 Acceptance Procedure. Lessee hereby agrees that the execution and delivery by Lessee on any Advance Date of a Certificate of Acceptance pursuant to Section 3.1(e) of the Participation Agreement (appropriately completed) shall, without further act, irrevocably constitute acceptance by Lessee on behalf of itself and Lessor of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents.

         SECTION 1.3 Lease Term. The term of this Lease (the "Lease Term") shall consist of the Interim Period and the Base Period, subject to Article V and
Article X.


                                   ARTICLE III

                        RENT; QUIET ENJOYMENT; NET LEASE

         SECTION 1.4 Periodic Rent. During the Lease Term, Lessee shall pay to Lessor Periodic Rent on each Payment Date in the amount determined in accordance with the definition of "Periodic Rent".

         SECTION 1.5 Supplemental Rent. During the Lease Term, Lessee shall pay to Lessor, or to whomever shall be entitled to payment thereof as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, so to pay any such other Person) any and all Supplemental Rent promptly as the same shall become due and payable, and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Periodic Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent (i) an amount equal to Additional Costs as the same become due and payable and (ii) all amounts determined to be due and payable pursuant to Section 5.1 of the Trust Agreement in accordance with its terms.

         SECTION 1.6 Place and Manner of Payment. Rent and all other sums due to Lessor, Administrative Agent or any Lender hereunder shall be paid in accordance with Section 2.7 of the Participation Agreement.

         SECTION 1.7 Late Payment. If any Periodic Rent shall not be paid when due, Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor (as Lessor or Trustee), any Lender, Administrative Agent or any other Indemnitee is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate on such overdue amount from and including the due date (not taking into account any grace period) thereof to but excluding the Business Day of payment thereof.

         SECTION 1.8 Quiet Enjoyment; Discharge of Liens. Subject to the rights of Lessor contained in Article X and the other terms of the Operative Documents to which Lessee is a party, Lessee shall peaceably and quietly have, hold and enjoy the Equipment for the Lease Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the Initial Advance Date. Such right of quiet enjoyment shall be independent of, and shall not affect Lessor's rights otherwise to initiate legal action to enforce, the obligations of Lessee under this Lease. Lessor shall at all times comply with Section 6.1 of the Participation Agreement regarding the discharge of Lessor Liens attributable to it.

         SECTION 1.9 Net Lease; No Setoff, Etc. THIS LEASE SHALL CONSTITUTE A NET LEASE AND, NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE TO THE CONTRARY, IT IS INTENDED THAT PERIODIC RENT AND SUPPLEMENTAL RENT SHALL BE PAID WITHOUT COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE OF ANY KIND AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION OF ANY KIND, AND LESSEE'S OBLIGATION TO PAY ALL SUCH AMOUNTS, THROUGHOUT THE LEASE TERM IS ABSOLUTE AND UNCONDITIONAL. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any item of Equipment, or any failure of any item of Equipment to comply with all Applicable Laws, including any inability to use any item of Equipment by reason of such noncompliance; (b) any damage to, abandonment, loss, destruction, requisition, taking or contamination of or release of Hazardous Materials from any item of Equipment other than Lessor's Liens; (c) any restriction, prevention or curtailment of or any interference with the construction or any use of any item of Equipment; (d) the attachment of any Lien of any third party to any item of Equipment other than Lessor's Liens;
(e) any prohibition or restriction of or interference with Lessee's use of any or all of the Equipment by any Person; (f) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor as Trustee or Lessor, Administrative Agent or any Lender; (g) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor as Trustee or Lessor, Administrative Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee, receiver or keeper of Lessee, Lessor as Trustee or Lessor, Administrative Agent, any Lender or any other Person, or by any court, in any such proceeding; (h) any claim that Lessee has or might have against any Person, including, without limitation, Lessor as Trustee or Lessor, Administrative Agent or any Lender; (i) other than Lessor's obligations under Section 3.5 of this Lease and Section 6.1(b) of the Participation Agreement, any failure on the part of Lessor as Trustee or Lessor, to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the transactions contemplated by the Operative Documents; (j) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (k) the impossibility of performance by Lessee or Lessor, or both; (l) any action by any court, administrative agency or other Governmental Authority; or (m) any other cause, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles V or X of this Lease, this Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Laws and Gaming Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Articles V or X of this Lease, Lessee shall, unless prohibited by Applicable Laws, nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the determination of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Administrative Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Equipment, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee or any sublessee of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.

         SECTION 1.10 No Bar. Notwithstanding the foregoing, nothing set forth herein shall bar, limit, preclude, prevent, stay or otherwise adversely affect Lessee's right or ability to bring and pursue any action for monetary damages against Lessor, as Lessor and/or Trustee, or any other Person for any breach or alleged breach of its obligations hereunder or under any other Operative Document.

         SECTION 1.11 Intent of the Parties. Lessor and Lessee further intend and agree that this Lease is a financing transaction and that, for the purpose of securing Lessee's obligations for the repayment of the Advances from Lessor to Lessee and from the Lenders to Lessor for the benefit of Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; (ii) the conveyance provided for hereby shall be deemed to be a grant by Lessee to Lessor, for the benefit of the Lenders, of a security interest in all of Lessee's present and future right, title and interest in the Equipment, including but not limited to Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such Advances, effective on the date hereof, to have and to hold such interests in the Equipment unto Lessor, for the benefit of the Lenders and their respective successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under this Lease and the other Operative Documents shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void without further action by any party and Lessor shall, for the consideration set forth in
Section 5.2 plus the payment of reimbursable costs and expenses, convey the Equipment to Lessee as herein set forth; (iii) the possession by Lessor or its assigns of notes and such other items of property of Lessee as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions, and execute, deliver, file and record such other documents and financing statements, as may be necessary to ensure that the security interest in the Equipment created in accordance with this Lease will be deemed to be a perfected security interest with priority over all Liens, other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Lease Term.


                                   ARTICLE IV

                            POSSESSION AND SUBLEASING

         SECTION 1.12 Possession and Subleasing. LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, SUBLEASE ANY OR ALL OF THE EQUIPMENT OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED SUBLEASE, ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE SHALL BE NULL AND VOID, except as provided hereinafter in this Article IV or pursuant to a transaction permitted under Section 5.2 of the Participation Agreement. Lessee may, with Lessor's and the Required Lenders' prior written consent, sublease the Equipment as an integrated whole, if such sublease permitted by this Article IV (a "Sublease") (a) is expressly subject and subordinate to all of the provisions of this Lease and the rights and interests of Lessor, Administrative Agent and the Lenders hereunder in respect of the Equipment covered by such Sublease upon the occurrence of an Event of Default thereunder or hereunder, (b) expressly requires the Equipment subject thereto to be returned as directed by Lessor or the Required Lenders upon notice to such sublessee that an Event of Default has occurred and is continuing and (c) expressly prohibits any further sublease or assignment of the Equipment subject thereto. Lessee shall remain primarily liable for its obligations under this Lease notwithstanding the existence of any such Sublease. All of Lessee's right, title and interest in, to and under such Sublease shall be pledged by Lessee to Lessor, as collateral for Lessee's obligations under this Lease, and Lessee shall, at its expense, do any further act, and execute, acknowledge, deliver, file, register and record any further documents, which Lessor or any Lender may reasonably request in order to create, perfect, preserve and protect Lessor's security interest in such Sublease. If so requested by Lessor, Administrative Agent or any Lender, Lessee shall, within 15 days after the execution of any such Sublease, deliver a conformed copy thereof to Lessor, Administrative Agent or such Lender as applicable.


                                    ARTICLE V

                                LEASE TERMINATION

         SECTION 1.13 Early Termination. On any date after the commencement of the Base Period, Lessee may, at its option, upon at least 30 days advance written notice to Lessor, purchase all (but not less than all) of the Equipment for an amount equal to the sum of (i) accrued and unpaid Rent payable on or before such date, (ii) the Lease Balance (after giving effect to any payments pursuant to clause (i)) and (iii) all other fees and expenses and other amounts (including all Supplemental Rent) then due and payable pursuant to this Lease and the other Operative Documents.

         SECTION 1.14 Termination and Transfer. Upon payment in full in cash of
(a) all amounts then due and owing hereunder on the Lease Termination Date and
(b) $1.00, Lessor shall release the Equipment then subject to this Lease on the Lease Termination Date from the Lien created by this Lease and transfer all of Lessor's right, title and interest thereto to Lessee ("AS IS" and without any representations or warranties and with the disclaimers set forth in Section 6.1, except that such Equipment is free and clear of Lessor Liens), all at Lessee's sole cost and expense.


                                   ARTICLE VI

                     DISCLAIMER AND ASSIGNMENT OF WARRANTIES

         SECTION 1.15 Disclaimer of Warranties. The Equipment, upon delivery thereof to Lessee and execution by Lessee of a Certificate of Acceptance therefor, is leased by Lessor to Lessee "AS IS" in its present or then condition, as the case may be, subject to (a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Equipment, (c) any state of facts which a physical inspection might show, (d) all Applicable Laws, and (e) any violations of Applicable Laws which may exist at the time any such Equipment is accepted by Lessee for lease hereunder. Lessee's execution and delivery to Lessor of a Certificate of Acceptance for any Equipment shall be deemed to mean that Lessee has examined such Equipment (insofar as Lessor is concerned) and has found the same to be satisfactory. NEITHER LESSOR (AS TRUSTEE OR LESSOR), ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER, AS TO THE TITLE TO THE EQUIPMENT OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, QUALITY, DESCRIPTION, OR FITNESS FOR ANY PARTICULAR USE OF THE SAME, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY PART THEREOF, AND NEITHER LESSOR (AS TRUSTEE OR LESSOR), ADMINISTRATIVE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AND/OR REDHIBITORY DEFECTS THEREIN OR THE FAILURE OF THE EQUIPMENT, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS, except that Lessor hereby represents and warrants that the Equipment is and shall be free of Lessor Liens (such Lessor representation and warranty being made by (x) the Bank individually with respect to any Lessor Liens attributable to the Bank, and (y) Bank, as Trustee and as Lessor, with respect to any Lessor Liens attributable to Trustee). Lessee acknowledges and agrees that (i) the Equipment is of a size, design, capacity and manufacture selected by

Lessee, (ii) Lessee is satisfied that the same is suitable for its purposes, and
(iii) neither Lessor (as Trustee or Lessor), Administrative Agent nor any Lender is a manufacturer thereof or a dealer in the property of such kind. Lessee has been afforded full opportunity to inspect the Equipment, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor (as Trustee or Lessor), Administrative Agent and the Lenders, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article VI have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor (as Trustee or Lessor), Administrative Agent or the Lenders, express or implied, with respect to the Equipment (or any interest therein), that may arise pursuant to any law now or hereafter in effect, or otherwise.

         SECTION 1.16 Assignment of Warranties. Lessor hereby assigns to Lessee, to the extent assignable, all of its present and future interest, if any, in any warranties, covenants and representations of any manufacturer or vendor of any item of Equipment; provided that such assignment shall be effective only when no Event of Default has occurred and is continuing; and provided, further, that any action taken by Lessee by reason thereof shall be at the expense of Lessee and shall be consistent with Lessee's obligations pursuant to this Lease. So long as no Lease Event of Default shall have occurred and be continuing, upon Lessee's reasonable request and at Lessee's sole expense, Lessor shall enforce any non-assignable warranties, covenants and representations of any manufacturer or vendor of any item of Equipment, provided Lessee, at all times relevant to any such enforcement, shall cooperate with Lessor in any manner reasonably requested by Lessor.


                                   ARTICLE VII

                             MAINTENANCE AND REPAIR;
                            ALTERATIONS AND ADDITIONS

         SECTION 1.17 Maintenance and Repair; Compliance With Law.

                  (1) Without limiting Lessee's obligations under Section 5.11 of the Participation Agreement, Lessee, at its own expense, shall at all times maintain the Equipment in good and safe order, operating condition and repair (ordinary wear and tear excepted), substantially in conformance with the maintenance and repair standards and procedures as are set forth in the manufacturer's manuals pertaining to the Equipment (and in any event to at least as high a standard of maintenance and repair as Lessee and/or its Affiliates observe with respect to similar equipment owned or leased by Lessee or any such Affiliate) and as otherwise required to enforce claims against each vendor or manufacturer of each item of Equipment and in compliance in all material respects with Applicable Laws and the standards imposed by insurance policies required to be maintained hereunder with respect to the Equipment.

                  (2) In addition, Lessee shall make all necessary or appropriate repairs, replacements, substitutions and modifications in respect of the Equipment (or any component thereof) which may be required to keep the Equipment in the condition required above.


         SECTION 1.18 Alterations.

                  (1) If any item of Equipment or individual component thereof is required to be altered, added to, replaced, improved or modified in order to comply with Applicable Laws (a "Required Alteration"), Lessee shall notify Lessor and diligently proceed to make such Required Alteration at its own expense.

                  (2) Lessee, at its own expense, may make any alteration, addition, replacement, improvement or modification to any item of Equipment (a "Permitted Alteration"), or remove any part that becomes worn out, broken or obsolete, if Lessee continues to be in compliance with Section 7.1 and such action, when completed, will be of such character as not to materially adversely affect (i) the current fair market value of the item of Equipment, (ii) the originally anticipated use or function thereof, as applicable, and (iii) the originally anticipated residual value of the item of Equipment.

                  (3) All Alterations shall be completed in a commercially reasonable manner and shall not, when completed, violate the terms of any restriction, easement, servitude, condition, covenant or other matter affecting the Equipment.

                  (4) Neither Lessor (as Trustee and/or Lessor) nor Administrative Agent need inquire into or confirm that Alterations were made in conformity with the requirements of this Section 7.2.

         SECTION 1.19 Replacement and Substitution. Lessee may replace an item of Equipment subject to this Lease with a replacement item of equipment that meets the suitability standards set forth in Section 9.1(b). Lessee may request the replacement of an item of Equipment by delivery of a replacement notice to Lessor at least 10 days prior to the date of the proposed substitution. Upon a permitted substitution of Equipment pursuant to this Section 7.3, Lessor, as Lessor and Trustee, shall execute and deliver to Lessee a bill of sale (without representations or warranties, except that the substituted item is free and clear of all Lessor Liens) and such other documents as may be required to release the substituted item from the terms of this Lease and the other Operative Documents and transfer title to same to Lessee, all at Lessee's expense. Leased items of Equipment that have been substituted or replaced pursuant to this Section 7.3 shall become the property of Lessee, and title thereto shall automatically vest in Lessee upon such permitted substitution or replacement.

         SECTION 1.20 Removal. No Required Alteration may be removed or severed from the item of Equipment to which it is attached (unless no longer required by Applicable Laws so long as clauses (i) and (iii) below are satisfied). A Permitted Alteration (or component thereof) may be removed by Lessee at its expense if (i) it is readily removable without causing material damage to the item of Equipment to which it is attached, (ii) the removal does not violate Applicable Laws and (iii) no Default or Event of Default is continuing.

         SECTION 1.21 Maintenance and Repair Reports. Lessee shall keep maintenance and repair reports in sufficient detail, and as customary for owners or operators of casinos, to indicate the nature and date of major work done. Such reports shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor, as Lessor and Trustee, upon reasonable request. Lessee shall give notice to Lessor and Administrative Agent of any Condemnation or Casualty the cost to repair which is reasonably expected by Lessee to exceed $500,000 promptly after Lessee has knowledge thereof.


                                  ARTICLE VIII

                                       USE

         SECTION 1.22 Use. Lessee shall use and operate the Equipment in material compliance with any and all Applicable Laws. Lessee shall procure and maintain in effect all material licenses, registrations, certificates, permits, approvals and consents required of it by Applicable Laws or any Governmental Authority in connection with the ownership, delivery, installation, use and operation of the Equipment. The Equipment will at all times be and remain in the possession and control of Lessee, subject, however, to Articles IV and X. The Equipment shall in no event be located outside of (i) the Resort except to the extent necessary to effect maintenance, repair or servicing thereof and provided Lessee shall have given Lessor prior written notice of any such relocation, (ii) the State of Louisiana, without prior written notice to Lessor and the taking (before such relocation) of all actions necessary to maintain the perfection of the security interest of Lessor, as Lessor and Trustee, and Administrative Agent therein, and (iii) the continental United States.


                                   ARTICLE IX

                        CASUALTY; REPLACEMENT; INSURANCE

         SECTION 1.23 Casualty.

                  (1) If a Casualty occurs with respect to an item or items of Equipment, Lessee shall (i) give prompt written notice of such occurrence and the date thereof to Lessor and (ii) if such Casualty causes damage in an aggregate amount in excess of $500,000, either (A) replace such item or items of Equipment with respect to which the Casualty has occurred pursuant to the following provisions of Section 9.1(b) or (B) purchase such item or items of Equipment from Lessor, no later than the next

         Payment Date occurring at least 120 days after such Casualty (but in no event later than the Lease Termination Date), at a purchase price equal to the Casualty Item Amount.

                  (2) If any item of Equipment is to be replaced, no later than the earlier of (i) 120 days after the occurrence of a Casualty or (ii) the Lease Termination Date, Lessee will substitute equipment meeting the suitability standards set forth in this Section 9.1(b) for the item of Equipment suffering the Casualty. To be suitable as a replacement, such replacement item of equipment must be of the same general type, year of construction (or a later year of construction), function, utility, state of repair and operating condition as the item of Equipment suffering the Casualty, must have a fair market value of not less than the fair market value (immediately preceding the Casualty assuming that such item of Equipment had been maintained in accordance with Article VII) of the item of Equipment suffering the Casualty, and be free and clear of all Liens other than Permitted Liens. Lessee shall cause a Bill of Sale and a Certificate of Acceptance to be executed and delivered to Lessor in order to subject such replacement item of Equipment to this Lease, and upon such execution and delivery and the receipt by Lessor, as Trustee or Lessor, Administrative Agent and the Lenders of (i) a certificate of insurance in accordance with Section
         9.4 evidencing Lessee's compliance with the insurance provisions of
         Section 9.3 with respect to such replacement item of Equipment, and
         (ii) evidence to the effect that properly prepared financing statements have been filed and recorded in all public offices where necessary to perfect the security interest of Lessor in the replacement item of equipment, and that no other filing or recording or giving of notice with or to any other Governmental Authority is necessary to perfect the security interest of Lessor, as Lessor and Trustee, in such replacement item of equipment. Such replacement item of equipment shall be deemed an item of Equipment for all purposes hereof.

                  (3) If no Lease Event of Default has occurred and is continuing and Lessee elects to replace any item of Equipment suffering a Casualty, Lessee shall be entitled to receive from Lessor the Casualty Recoveries with respect thereto, to be used to reimburse Lessee for the cost of replacement of such item of Equipment after Lessee fully applies the Casualty Recoveries properly received by it in replacement of such item of Equipment pursuant to Section 9.1(d). Lessor, subject to the rights of any insurer insuring such item of Equipment as provided herein, promptly shall execute and deliver to Lessee, or to its assignee or nominee, a quitclaim bill of sale (without representations or warranties except that such item of Equipment is free and clear of Lessor Liens) for such item of Equipment, and such other documents as may be required to release such item of Equipment from the terms of this Lease and the other Operative Documents, in such form as may reasonably be requested by Lessee. All fees, costs and expenses relating to a substitution as described herein shall be borne by Lessee.

                  (4) All Casualty Recoveries in excess of $500,000 in respect of a Casualty to any item or items of Equipment shall be paid directly to Lessor to be held as cash collateral for the Obligations, subject to the release of proceeds provisions contained herein, or if paid to Lessee, such excess funds shall be immediately paid by Lessee to Lessor. If a Lease Event of Default has occurred and is continuing (whether prior to or after delivery of any such Casualty Recoveries to Lessor), Lessor may retain all Casualty Recoveries as cash collateral or, if no Lease Event of Default has occurred and is continuing, Lessee shall be entitled to apply all Casualty Recoveries in accordance with Section 9.1(c), and any balance remaining after compliance with Section 9.1(c) shall be retained by or returned to Lessee. Lessee shall not be entitled to any Casualty Recoveries in excess of $500,000 until it applies all amounts received in relation to such Casualty Recovery of less than or equal to such amount in repair or replacement of the affected item of Equipment. If Lessor receives Casualty Recoveries in an amount that is less than $500,000, so long as no Lease Event of Default has occurred and is continuing, Lessor shall promptly remit such funds to Lessee. Notwithstanding any Casualty, all of Lessee's Obligations under this Lease (including its obligation to make all payments of Rent as they become due) shall continue unabated and in full force and effect as provided in this Lease.

         SECTION 1.24 Non-Casualty Losses.

                  (1) If any item of Equipment suffers any condemnation, loss, physical harm or damage not constituting a Casualty (a "Non-Casualty Loss"), Lessee shall repair such item of Equipment.

                  (2) All Non-Casualty Recoveries in excess of $500,000 in respect of any Non-Casualty Loss to an item or items of Equipment (including any component thereof) shall be paid directly to Lessor to be held as cash collateral for the Obligations, subject to the release of proceeds provisions contained herein. Non-Casualty Recoveries held by Lessor shall be disbursed by Lessor to Lessee from time to time (but no more frequently than once per calendar month) to pay Lessee for the costs of repairing and rebuilding the affected portions of the Equipment as required under Section 9.2(a), subject to such reasonable disbursement conditions as Lessor may impose, including presentation of invoices and other supporting documentation reflecting such costs and delivery of Lien waivers; provided, however, Lessor shall have no obligation to disburse any Non-Casualty Recoveries at any time that Lessor shall reasonably determine (i) that such Non-Casualty Recoveries are not sufficient to repair and rebuild the affected portions of the Equipment as required by Section 9.2(a) (unless additional funds which are, in the sole discretion of Lessor, sufficient to so repair and rebuild the affected portions of the Equipment have been deposited with Lessor) or (ii) that Lessee is not diligently performing its obligations under Section 9.2(a). Notwithstanding the foregoing provisions of this Section 9.2(b), and provided no Lease Event of Default has occurred and is continuing, if the aggregate amount of Non-Casualty Recoveries attributable to any Non-Casualty Loss is $500,000 or less, Lessee may receive such Non-Casualty Recoveries directly, without delivery to Lessor, provided such Non-Casualty Recoveries are applied in accordance with the requirements of Section 9.2(a). If Lessor receives Non-Casualty Recoveries in an amount that is less than $500,000, so long as no Lease

         Event of Default has occurred and is continuing, Lessor shall promptly remit such funds to Lessee. Notwithstanding any Non-Casualty Loss, all of Lessee's obligations under this Lease (including its obligation to make all payments of Rent as they become due) shall continue unabated and in full force and effect as provided in this Lease.

         SECTION 1.25 Required Coverages. Lessee will keep the Equipment insured by financially sound and reputable insurers against loss or damage of the kinds and in the amounts customarily insured against by similar Persons engaged in similar operations and carry such other insurance as is usually carried by such Persons, provided that in any event Lessee shall maintain:

                  (1) Casualty Insurance. Insurance against all risks of loss or damage covering the Equipment and each part thereof with deductibles and in such minimum amounts as are consistent with industry standards; provided, however, that at no time shall the amount of coverage, on a replacement cost basis, be less than one hundred ten percent of the then outstanding Lease Balance.

                  (2) Comprehensive General Liability Insurance. Combined single limit insurance against claims for bodily injury, death or third-party property damage occurring on, in or about the Equipment in an amount at least equal to $75,000,000 per occurrence with such deductibles as are carried by similarly situated Persons involved in operating similar facilities and equipment.

                  (3) Other Insurance. Such other insurance including workmen's compensation and business interruption insurance, in each case as generally carried by owners of similar equipment in the State of Louisiana, in such amounts and against such risks as are then customary for equipment similar in use.

Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. In the case of liability insurance maintained by Lessee, each policy shall name Bank, individually and as Trustee and Lessor, Administrative Agent and the Lenders, as additional insureds. In the case of casualty and property insurance maintained by Lessee, each policy shall name Bank, as Trustee and Lessor, Administrative Agent and the Lenders as sole loss payees. Each policy referred to in this
Section 9.3 shall provide that: (i) it will not be canceled or its limits reduced, or allowed to lapse without renewal, except after not less than thirty
(30) days prior written notice to each additional insured; (ii) the interests of Bank, individually and as Trustee and Lessor, Administrative Agent and all Lenders shall not be invalidated by any act or negligence of Lessee or any Person having an interest in the Resort or any item of Equipment; (iii) such insurance is primary with respect to any other insurance carried by or available to Bank, individually and as Trustee and Lessor, Administrative Agent and all Lenders; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Administrative Agent or Lessor individually and as Trustee and Lessor; and (v) such policy shall contain a severability of interest clause providing for coverage of Bank, individually and as Trustee and Lessor, Administrative Agent and each

Lender as if separate policies had been issued to each of them, with the understanding that the inclusion of more than one insured will not operate to increase the limit of liability of such policy beyond the amount set forth in
Section 9.3(b). Lessee will notify Lessor and Administrative Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment. Unless a Lease Event of Default shall have occurred and be continuing, no Participant shall enter into any settlement or other compromise with respect to any insured loss without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed.

         SECTION 1.26 Delivery of Insurance Certificates. On or before the Closing Date and thereafter not less than thirty (30) days prior to the expiration date of the expiring policies which are required to be maintained pursuant to Section 9.3 and upon written request of Lessor after a Lease Event of Default, Lessee shall deliver to Lessor and Administrative Agent certificates of insurance reasonably satisfactory to Lessor and Administrative Agent evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.


                                    ARTICLE X

                             LEASE EVENTS OF DEFAULT

         SECTION 1.27 Lease Events of Default. The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":

                  (1) Any payment (i) of Periodic Rent shall not be paid when due and such failure shall continue unremedied for a period of five (5) Business Days or (ii) of Supplemental Rent or any other amount (other than Periodic Rent) payable by Lessee hereunder or under any other Operative Document shall not be paid within thirty (30) days of written demand therefor;

                  (2) Lessee shall default in the performance of its obligations under Section 5.13(d) of the Participation Agreement;

                  (3) Failure by Lessee for thirty (30) days after notice thereof to comply with any of the other agreements in any Operative Document not set forth in clauses (a) and (b) above;

                  (4) Default under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Lessee or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Lessee or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the Closing Date, if that default:

                  (1) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period (if any) provided in such agreement, security agreement, mortgage, indenture or instrument governing such Indebtedness on the date of such default (a "Payment Default"); or

                  (2) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated (or otherwise has occurred), aggregates $5,000,000 or more;

         (5) Failure by Lessee or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $5,000,000, which judgments are not paid, discharged or stayed for a period of sixty (60) days;

         (6) (i) breach by Lessee in any material respect of any representation or warranty or agreement or covenant in any of the Operative Documents or in any certificate, letter, or other writing or instrument furnished or delivered in connection therewith, (ii) the repudiation by Lessee of any of its Obligations under any of the Operative Documents, (iii) the unenforceability of any of the Operative Documents against Lessee for any reason which continues for thirty
(30) days after written notice from Lessor, as Lessor and/or Trustee, or Administrative Agent or (iv) Lessee, HCS I or HCS II of any Affiliate or any of them shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Lien granted under any Operative Document; or any of the Liens securing the obligations of Lessee or Lessor, as Trustee and/or Lessor, under the Operative Documents shall, in whole or in part, cease to be a perfected Lien (and, in the case of the Priority Collateral and Liens granted by Lessor, as Trustee and Lessor, pursuant to the Security Documents, a perfected first priority Lien), subject only to Permitted Liens;

         (7) Lessee, any of its Restricted Subsidiaries, HCS I or HCS II: (i) commences a voluntary case or proceeding or files any petition under any bankruptcy, insolvency or similar law or seeks dissolution, liquidation or reorganization or the appointment of a receiver, keeper, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors; (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding under any bankruptcy, insolvency or similar law; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property, assets or business; (iv) makes a general assignment for the benefit of its creditors; or (v) generally is not paying its debts as they become due;

         (8) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against Lessee, any of its Restricted Subsidiaries, HCS I or HCS II in any involuntary case or proceeding; (ii) appoints a custodian of Lessee, any of its Restricted Subsidiaries, HCS I or HCS II for all or substantially all of the property, assets or business of Lessee, any such Restricted Subsidiary, HCS I or HCS II; or (iii) orders the liquidation of Lessee, any of its Restricted Subsidiaries, HCS I or HCS II; and the order or decree remains unstayed and in effect for sixty (60) consecutive days;

         (9) Default by Hollywood Casino in the performance of its obligations set forth in, or repudiation of its obligations under, the "Completion Capital Agreement" (as defined in the Indenture); (1)

         (10) If HWCC-Louisiana, HCS I, HCS II or Lessee ever fail to own collectively 100% of the issued and outstanding Equity Interests of Shreveport Capital;

         (11) The failure of the Resort to be Operating by the Operating
Deadline;

         (12) There has occurred (i) any License Revocation which results in the cessation or suspension of gaming business at the Casino for a period of more than five (5) consecutive days or (ii) any other event which results in the cessation or suspension of business at the Resort for a period of more than (a) twenty (20) consecutive days if Lessee is not diligently and continuously proceeding to cure or remedy the event giving rise to such cessation or suspension of business; or (b) forty-five (45) consecutive days; provided, however, that there shall not be a Lease Event of Default under this clause (ii) if the suspension of business results from a Casualty and Lessee is complying with Article IX;

         (13) Any Pension Plan maintained by Lessee or any of its ERISA Affiliates is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and such event would reasonably be expected to result in a Material Adverse Effect or if Lessee or any of its ERISA Affiliates fails to otherwise comply with ERISA so that grounds exist to permit the appointment of a trustee under ERISA to administer its Pension Plans or to allow the PBGC to institute proceedings to appoint a trustee to administer its Pension Plans;

         (14) To the extent not covered elsewhere in this Section 10.1, any Event of Default under, and as defined in, the Indenture (or under any documentation evidencing a refinancing or replacement of the indebtedness created thereunder) has occurred and is continuing; or

         (15) There shall have occurred a Change of Control.

         SECTION 1.28 Remedies. If any Lease Event of Default exists and is continuing, Lessor shall have the rights, options and remedies of a secured party at law and in equity and, without limiting the foregoing, Lessor, so long as such Lease Event of Default is continuing, may exercise in any order one or more or all of the following remedies, to the extent permitted by Applicable Laws (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute), as Lessor, in its sole discretion, shall determine, without limiting any other right or remedy Lessor, as Lessor and/or Trustee, may have on account of such Lease Event of Default:

                  (1) Lessor may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or (1)

                  (2) Lessor may by notice in writing to Lessee terminate this Lease, but Lessee shall remain liable as hereinafter provided; and Lessor may, at its option, do any one or more of the following: (i) declare the Lease Balance, all accrued but unpaid Rent (to the extent of the accrued unpaid interest on the Notes), and all other amounts then payable by Lessee under this Lease and the other Operative Documents to be immediately due and payable, and recover any other damages and expenses (including, without limitation, the costs and expenses described in Sections 7.1 and 9.16 of the Participation Agreement) in addition thereto which Lessor shall have sustained by reason of such Lease Event of Default; (ii) enforce the Lien given hereunder pursuant to the UCC or any other applicable law; and (iii) enter upon the premises where any item of Equipment may be and either remove such Equipment (or any portion thereof), with any damage to the improvements upon which the Equipment may be attached to be borne by Lessee, or take possession of the Equipment; or

                  (3) Lessor may require Lessee immediately to purchase the Equipment (or the remaining portion thereof) in accordance with the provisions of Section 5.1.

If a Lease Event of Default is continuing, amounts received by Lessor from the deposit of Casualty Recoveries and Non-Casualty Recoveries with Lessor pursuant to Article IX will be applied against Lessee's liabilities hereunder. If, as a consequence of the exercise by Lessor of its remedies pursuant to this Section 10.2, the Lease Balance and all other amounts due and owing from Lessee under this Lease and the other Operative Documents have been paid in full, then Lessor shall remit to Lessee any excess amounts received by Lessor.

         If any Lease Event of Default with respect to Lessee described in
Section 10.1(f) or 10.1(g) shall have occurred and be continuing, then the entire outstanding Lease Balance, and all accrued Rent and other amounts payable under the Operative Documents, shall automatically and immediately become due and payable, without presentment, demand, notice, declaration, protest or requirements of any kind, all of which are hereby expressly waived.

         SECTION 1.29 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 10.2, Lessee waives, to the fullest extent permitted by law, (a) any notice of the institution of legal proceedings to obtain possession; (b) any right of redemption or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article X.

         SECTION 1.30 Power of Attorney. Lessee unconditionally and irrevocably appoints Lessor, as Lessor and Trustee, as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if a Lease Event of Default occurs and is continuing, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Lessor or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

         SECTION 1.31 Remedies Cumulative; No Waiver; Consents. To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by Applicable Laws, Lessee hereby waives any right now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages upon the occurrence and during the continuance of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article X.

                                   ARTICLE XI

                         ADDITIONAL LOUISIANA PROVISIONS

         SECTION 1.32 Additional Louisiana Provisions.

                  (1) The term "Louisiana Collateral" as used herein shall refer to all portions of the Lessee Collateral and the proceeds thereof that are from time to time located in the State of Louisiana or are otherwise subject to Louisiana law at all times during which such portions or proceeds thereof are located in Louisiana or are otherwise mandatorily subject to the application of Louisiana law under the Applicable Laws of other states. This Article XI shall apply to all Louisiana Collateral and all proceeds thereof at all times during which such Louisiana Collateral or the proceeds thereof are located in Louisiana or are otherwise subject to the application of Louisiana law in any respect.

                  (2) Contemporaneously with the execution of this Lease, Lessee has completed and signed one or more appropriate Louisiana UCC-1 Financing Statements with regard to the Lessee Collateral and the proceeds thereof. Lessee hereby authorizes Lessor, as Trustee and Lessor, at Lessee's expense, to file multiple originals, or photocopies, carbon copies or facsimile copies of such Louisiana UCC-1 Financing Statements with the appropriate filing officer or officers in the State of Louisiana, pursuant to the provisions of Chapter 9 of the Louisiana Commercial Laws.

                  (3) Lessee shall give Lessor thirty (30) days written notice prior to any change in Lessee's employer identification number by Lessee and shall give Lessor written notice of any change in Lessee's employer identification number that is not made by Lessee within thirty
         (30) days after such change. In the event of any change whatsoever in Lessee's employer identification number, Lessee will execute and file any new financing statements or other documents that are necessary or desirable, as determined by Lessor, in its sole discretion, to preserve and continue Lessor's security interests under this Lease within thirty
         (30) days after such change.

                  (4) During the continuance of any Lease Event of Default, Lessor shall have the following rights and remedies with respect to the Louisiana Collateral, which rights and remedies are in addition to and are not in lieu or limitation of any other rights and remedies that may be provided in this Lease or any of the other Operative Documents, under Chapter 9 of the Louisiana Commercial Laws (La. R.S. ss.ss. 10:9-101 et seq.), the Louisiana Lease of Movables Act (La. R.S.ss.ss.
                  ------
         9:3301 et seq.), under the Uniform Commercial Code of any State other
                ------
         than Louisiana, or at law or equity generally:

                           (1) Lessor may cause the Louisiana Collateral, or any
                  part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, without the necessity of making additional demand, or of notifying Lessee, or placing Lessee in default.

                           (2) For purposes of foreclosure under Louisiana
                  executory process procedures, Lessee confesses judgment and acknowledges to be indebted unto and in favor of Lessor up to the full amount of the Obligations of Lessee under this Lease and all other Operative Document, in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges. To the extent permitted under applicable Louisiana law, Lessee waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other similar provisions of the Louisiana Code of Civil Procedure not specifically listed hereinabove.

                           (3) Should any of the Louisiana Collateral be seized
                  as an incident to an action for the recognition or enforcement of the Obligations of Lessee under this Lease or any other Operative Document, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Lessee
                                      ------------
                  agrees that the court issuing any such order shall, if
                  requested by Lessor, appoint Lessor or any Person named by Lessor at the time such seizure is requested, or at any time thereafter, as keeper of the Louisiana Collateral as provided under La. R.S.ss.ss. 9:5136 et seq. Lessee agrees to pay the
                                              ------
                  reasonable fees of such keeper, which fees to the keeper shall also be a part of the Obligations of Lessee under this Lease.

                           (4) Should it become necessary for Lessor to
                  foreclose against the Louisiana Collateral, all declarations of fact that are made in an authentic act passed before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S.ss. 9:3509.1, La. R.S.ss. 9:3504(D)(6) and La. R.S.ss. 10:9-508, as applicable.

                  (5) Anything to the contrary contained in this Lease notwithstanding, the perfection of the security interests in the Louisiana Collateral granted in this Lease and the Lessor's remedies in the courts sitting in and for the State of Louisiana with respect to the Louisiana Collateral shall be governed by Louisiana law, with California law governing the remaining provisions of this Lease, its application to the Lessee Collateral and the proceeds thereof, and all rights and obligations of the parties hereunder in all other respects.


                                   ARTICLE XII

                             LESSOR'S RIGHT TO CURE


         SECTION 1.33 Lessor's Right to Cure Lessee's Lease Defaults. Lessor, upon five (5) Business Days prior notice (except that in any circumstance in which there is a risk of imminent harm to any Person or property or any possibility of criminal liability to any Lender, no notice shall be required), without waiving or releasing any Obligation of Lessee or any Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain the insurance required by Article IX, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, possess the Equipment for such purpose and take all such action thereon as may be reasonably necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel, including allocated time charges of internal counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.


                                  ARTICLE XIII

                               LESSOR ASSIGNMENTS

         SECTION 1.34 Lessor Assignments. All of the right, title or interest and obligations of Lessor, as Lessor and Trustee, in and to this Lease, and the rights, benefits, advantages and obligations of Lessor hereunder, including the rights to receive payment of Rent and all other payments hereunder, and the rights, titles and interests of Lessor, as Lessor and Trustee, in and to the Equipment, will be assigned or transferred by Lessor, as Lessor and/or Trustee, only in accordance with the provisions set forth in the Trust Agreement.


                                   ARTICLE XIV

                           GRANT OF SECURITY INTEREST

         SECTION 1.35 Grant of Security Interest. Title to the Equipment is held by Lessor, as Lessor and Trustee, as collateral security for the Obligations of Lessee hereunder and under the other Operative Documents to which it is a party until such time as Lessee has fulfilled all of its Obligations hereunder and under such other Operative Documents. Lessee hereby assigns, grants and pledges to Lessor, as Lessor and Trustee, and the Lenders, a security interest and Lien in all of its right, title and interest in, to and under, whether now or hereafter existing or acquired, (a) the Equipment, whether or not fixtures of the property subject to the Ground Lease, (b) each of the items, accounts, and agreements listed in Section 2.1 of the Security Agreement, and
(c) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing (including proceeds which constitute property of the types described in the foregoing clauses (a) and (b), and, to the extent not otherwise included, all payments under insurance (whether or not Lessor in any capacity is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing) (collectively, the "Lessee Collateral"), to secure the payment of all sums due hereunder and under the Operative Documents to which it is a party and the performance of all obligations hereunder and the other Operative Documents to which it is a party.

         SECTION 1.36 Retention of Title or Proceeds in the Case of Default. If Lessee would be entitled to any amount (including any Casualty Recoveries or Non-Casualty Recoveries) or title to any item of Equipment hereunder but for the continuance of any Lease Event of Default or event which with the giving of notice and/or passage of time could become a Lease Event of Default, Lessor, as Lessor and Trustee, shall hold such amount, or portion of the item of Equipment, as part of the Lessee Collateral and shall be entitled to apply such amounts against any amounts due hereunder; provided that Lessor shall distribute such amount, or transfer the Equipment, to Lessee in accordance with the other terms of this Lease if and when no Lease Event of Default or event which with the giving of notice and/or passage of time could become a Lease Event of Default is continuing.


                                   ARTICLE XV

                                WARRANTY OF TITLE

         SECTION 1.37 Warranty of Title. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, as Trustee and/or Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Resort, the Equipment, or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR, AS TRUSTEE AND/OR LESSOR, ADMINISTRATIVE AGENT NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, AS TRUSTEE AND/OR LESSOR, ADMINISTRATIVE AGENT OR ANY LENDER IN AND TO THE EQUIPMENT.

                                   ARTICLE XVI

                                  MISCELLANEOUS

SECTION 1.38 Governing Law. THIS LEASE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF CALIFORNIA OTHER THAN CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIENS CREATED HEREUNDER OR REMEDIES PROVIDED WITH RESPECT TO THE EQUIPMENT, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE EQUIPMENT IS LOCATED AND TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH LAWS (INCLUDING, WITHOUT LIMITATION, THE GAMING LAWS) OF THE STATE OF LOUISIANA.

         SECTION 1.39 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.6 of the Participation Agreement.

         SECTION 1.40 Counterparts. This Lease has been executed in several counterparts. One counterpart has been prominently marked "Lessor's Copy" and the other counterparts have been prominently marked "Lessee 's Copy" or "Copy." Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the UCC, and such copy shall be held by Lessor, as Lessor and Trustee, as part of the Trust Estate.

         SECTION 1.41 Severability. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under Applicable Laws; but if any provision of this Lease shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

         SECTION 1.42 Successors and Assigns. This Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 1.43 Parties in Interest. Except as expressly provided herein, none of the provisions of this Lease is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns; provided that each of Lessor, as Trustee and Lessor, and Lessee agrees that Administrative Agent and the Lenders shall benefit from all of the provisions of this

Lease applicable to them.

         SECTION 1.44 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Lease is executed and delivered by Bank, not individually or personally but solely as Trustee of the Trust and as Lessor, in the exercise of the power and authority conferred and vested in it under the Trust Agreement, as Trustee and Lessor; (b) each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as a personal representation, undertaking and agreement by but is made and intended for the purpose for binding only Lessor, as Trustee and Lessor; (c) nothing herein contained shall be construed as creating any liability on Bank, individually or personally, to perform any covenant, expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any other Person claiming by, through or under this Lease; and (d) under no circumstances shall Bank be personally liable for the payment of any indebtedness or expenses of Lessor, as Lessor and/or Trustee, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor, as Lessor and Trustee, under this Lease or any of the other Operative Documents; provided that Bank shall be liable in its individual capacity for its own willful misconduct or gross negligence (or negligence in the handling of funds), for any Taxes based on or measured by any fees, commission or compensation received by it for acting as Trustee, for any breach by it of Section 3.5 and for any failure to discharge Lessor's Liens attributable to it as required by Section 6.1 of the Participation Agreement. SECTION 1.1

         SECTION 1.45 Nonrecourse to Paddlewheels. Notwithstanding anything to the contrary contained in this Lease, Paddlewheels shall have no liability for the payment of Rent by, or performance of any other covenant, representation, warranty or obligation of, Lessee hereunder.

         SECTION 1.46 Captions; Table of Contents. Section captions and the table of contents used in this Lease (including the Schedules, Exhibits and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Lease.

                            (Signature pages follow)

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.



                                                  FIRST SECURITY BANK, NATIONAL
                                                  ASSOCIATION, not in its
                                                  individual capacity, except as
                                                  expressly stated herein, but
                                                  solely as Trustee and Lessor


                                                  By:_________________________
                                                  Name Printed:
                                                  Title:

                  HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership, as Lessee

                  By: HCS I, Inc., a Louisiana corporation, its managing
                      general partner


                     By:________________________________
                        Paul C. Yates,
                        Executive Vice President and
                        Chief Financial Officer

                                                                  Execution Copy






================================================================================

                                 LOAN AGREEMENT

                           dated as of March 31, 2000

                                      among

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                    not in its individual capacity but solely
                 as Trustee and Lessor under the Trust Agreement
                   for the Lenders named therein, as Borrower,

                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                             as Administrative Agent

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                       as Arranger and Documentation Agent

                                       and

                        THE PERSONS NAMED ON SCHEDULE I,
                                   as Lenders




================================================================================

     NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 7.7 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PERSONS IDENTIFIED HEREIN.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                           Page
                                                                                                           ----

ARTICLE I           DEFINITIONS...............................................................................1

         SECTION 1.1.      Defined Terms......................................................................1

ARTICLE II          AMOUNT AND TERMS OF COMMITMENTS;REPAYMENT AND PREPAYMENT OF LOANS.........................1

         SECTION 2.1.      Commitment; Term...................................................................1
         SECTION 2.2.      Notes2
         SECTION 2.3.      Procedure for Borrowing............................................................2
         SECTION 2.4.      Prepayments; Lease Termination Payments............................................2
         SECTION 2.5.      Interest Rates.....................................................................3
         SECTION 2.6.      Determination of Interest Rate.....................................................3
         SECTION 2.7.      Pro Rata Treatment Among Loans.....................................................3
         SECTION 2.8.      Payment from Trust Estate Only.....................................................4
         SECTION 2.9.      Taxes4
         SECTION 2.10.     Illegality.........................................................................5
         SECTION 2.11.     Increased Costs and Reduction of Return............................................6
         SECTION 2.12.     Funding Losses.....................................................................6
         SECTION 2.13.     Inability to Determine Rates.......................................................7
         SECTION 2.14.     Lender Certificate.................................................................7
         SECTION 2.15.     Notice of Certain Costs............................................................7
         SECTION 2.16.     Survival...........................................................................7

ARTICLE III         RECEIPT, DISTRIBUTION AND APPLICATIONOF INCOME FROM THE TRUST ESTATE......................8

         SECTION 3.1.      Rent Distribution..................................................................8
         SECTION 3.2.      Distribution of Mandatory Prepayments..............................................8
         SECTION 3.3.      Distribution of Payments After Loan Event of Default...............................9
         SECTION 3.4.      Other Payments....................................................................10
         SECTION 3.5.      Distribution of Excluded Amounts..................................................10

ARTICLE IV          CONDITIONS PRECEDENT.....................................................................10

ARTICLE V           AFFIRMATIVE COVENANTS OF THE BORROWER....................................................10

         SECTION 5.1.      Performance by the Borrower.......................................................10

ARTICLE VI          LOAN EVENTS OF DEFAULT; REMEDIES.........................................................11

         SECTION 6.1.      Loan Events of Default............................................................11
         SECTION 6.2.      Remedies..........................................................................12

ARTICLE VII         ADMINISTRATIVE AGENT.....................................................................13

         SECTION 7.1.      Appointment and Authorization.....................................................13
         SECTION 7.2.      Delegation of Duties..............................................................13
         SECTION 7.3.      Liability of Administrative Agent.................................................13
         SECTION 7.4.      Reliance by Administrative Agent..................................................14
         SECTION 7.5.      Notice of Default.................................................................14
         SECTION 7.6.      Credit Decision...................................................................15
         SECTION 7.7.      Indemnification of Administrative Agent...........................................15
         SECTION 7.8.      Administrative Agent in Individual Capacity.......................................16
         SECTION 7.9.      Successor Agent...................................................................16
         SECTION 7.10.     Withholding Tax...................................................................16
         SECTION 7.11.     Concerning the Trust Estate.......................................................18
         SECTION 7.12.     Documentation Agent...............................................................19

ARTICLE VIII        MISCELLANEOUS............................................................................19

         SECTION 8.1.      Amendments and Waivers............................................................19
         SECTION 8.2.      Notices...........................................................................19
         SECTION 8.3.      Successors and Assigns:  Transfers and Participations.                19
         SECTION 8.4.      Counterparts......................................................................20
         SECTION 8.5.      GOVERNING LAW.....................................................................20
         SECTION 8.6.      Compliance with Law...............................................................20
         SECTION 8.7.      Survival and Termination of Agreement.............................................21
         SECTION 8.8.      Entire Agreement..................................................................21
         SECTION 8.9.      Severability......................................................................21

                                 LOAN AGREEMENT
                                 --------------


         THIS LOAN AGREEMENT (as amended, restated, modified and supplemented from time to time, this "Loan Agreement"), dated as of March 31, 2000, is entered into by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as specifically provided herein, but solely as Trustee and Lessor under the Trust Agreement of even date herewith (the "Borrower"); FIRST SECURITY TRUST COMPANY OF NEVADA, as Administrative Agent; BANK OF AMERICA, NATIONAL ASSOCIATION, as Arranger and Documentation Agent; and the Persons named on Schedule I hereto, as Lenders.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Borrower desires to pay costs associated with the acquisition of Equipment and to pay certain costs and expenses related thereto, all as more particularly described in the Participation Agreement of even date herewith and in each of the other Operative Documents; and

         WHEREAS, the Borrower desires to borrow from the Lenders certain costs associated with the acquisition of the Equipment;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

SECTION1~1 Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement dated as of the date hereof among Hollywood Casino Shreveport, a Louisiana general partnership, as Lessee; the Borrower, as Trustee and Lessor; Administrative Agent; the Arranger, Documentation Agent and the Lenders identified therein (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement") for all purposes hereof.


                                   ARTICLE II

                        AMOUNT AND TERMS OF COMMITMENTS;
                        REPAYMENT AND PREPAYMENT OF LOANS


     SECTION 1 1 Commitment; Term. Subject to the terms and conditions hereof and of the Participation Agreement, each Lender severally, but not jointly, agrees to make loans to the

Borrower ("Loans") from time to time through the Commitment Period for the purpose of enabling Borrower, as Trustee and Lessor, to pay for Equipment Costs, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment.

     SECTION 1 1 Notes.

     (1) The Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A hereto (as amended, modified, supplemented, extended or renewed from time to time, a "Note"), with appropriate insertions as to payee and principal amount, duly executed by the Borrower and payable to the order of such Lender and in a maximum principal amount equal to such Lender's Commitment. Each Note shall be dated the Closing Date and delivered to the related Lender in accordance with Section 2.3 of the Participation Agreement. Each Note shall (i) be stated to mature on the Maturity Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.6.

     (2) Upon the consummation of each Advance, each Lender shall, and is hereby authorized by the Borrower and Lessee to, record in its records the amount of the Loan advanced by such Lender on such Advance Date, the date and amount of each continuation or conversion of such Loan, the length of each Interest Period with respect thereto and the date and amount of each payment of principal and/or interest relating thereto; provided, that the failure to make any such recordation shall not affect the obligation of the Borrower under the Notes or the corresponding obligation of Lessee to pay Rent. In all events, prior to any transfer of its Note, a Lender shall indicate in writing to its transferee the date, amount and maturity of each Loan made by it which is still outstanding and the amounts of accrued but unpaid interest thereon.

     SECTION 1 1 Procedure for Borrowing.

     (1) Subject to the terms and conditions of the Participation Agreement and this Loan Agreement, the Borrower shall borrow under the Commitments on each Advance Date upon receipt by Administrative Agent from Lessee of the Advance Request in accordance with Section 2.4(a) of the Participation Agreement.

     (2) Any Advance Request shall be delivered to the Trustee (as Trustee, Lessor and Borrower), Administrative Agent and the Lenders in accordance with
Section 2.4 of the Participation Agreement. Each Lender will fund its pro rata share of the Advance in accordance with Section 2.2 of the Participation Agreement.

     SECTION II.1. Prepayments; Lease Termination Payments.

     (3) Borrower shall repay in full the unpaid principal amount of each Loan (including any Additional Costs) upon the Maturity Date.

     (4) On each Payment Date during the Base Period, the Borrower shall make a mandatory repayment of a portion of the outstanding principal amount of each
Note in an amount determined pursuant to Section 2.13 of the Participation Agreement.

     (5) No other principal amortization of the Loans will be required prior to the Maturity Date thereof, except that upon the occurrence of (i) a Casualty that results in a purchase by Lessee of the Equipment suffering the Casualty,
(ii) Lessee exercising the early termination option to purchase all of the Equipment pursuant to Section 5.1 of the Lease or (iii) a Lease Event of Default that results in Borrower, as Lessor and Trustee, exercising its right to have Lessee purchase all of the Equipment, the Borrower shall prepay the aggregate outstanding principal amount of the Loans or in the event of a Casualty, an amount equal to the Casualty Item Amount, together with interest accrued to the date of such prepayment on the principal amount so prepaid, plus, Additional Costs, if any.

     SECTION 1 1 Interest Rates. The Loans shall accrue interest at the applicable Interest Rate from time to time in effect. The Interest Period for which a LIBO Rate applies shall be three months unless the duration is shortened as required by the definition of "Interest Period". Interest accrued on each Loan shall be payable in arrears on each Payment Date.

     If all or a portion of the principal amount of or interest on the Notes shall not be paid when due (whether at the Maturity Date thereof, by acceleration or otherwise), such overdue amount shall, without limiting the rights of any Lender under Section 6.2, bear interest at the Overdue Rate, in each case from the date first due until paid in full (as well after as before judgment) payable on demand.

     SECTION 1 1 Determination of Interest Rate.

     (1) During such time as a LIBO Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 360 day year and the actual number of days elapsed. During such time as the Alternate Base Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 365 (or 366, as applicable) day year and the actual number of days elapsed. Administrative Agent shall, as soon as practicable, but in no event later than 11:00 a.m., San Francisco time, one Business Day prior to the first day of each Interest Period, notify the Borrower, who shall notify Administrative Agent, Lessee and the Lenders of the LIBO Rate. Any change in the Interest Rate on the Loans resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such Alternate Base Rate changes as provided herein.

     (2) Except as provided in Section 2.10 or Section 2.13, all Loans shall be LIBO Rate Loans. LIBO Rate Loans shall be made by each Lender at its LIBOR Office. At the end of each Interest Period, all LIBO Rate Loans shall automatically be continued.

     SECTION 1 1 Pro Rata Treatment Among Loans. Except as otherwise expressly set forth in Article III, each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata among the Loans. Administrative Agent will apply any prepayments in reduction of Loans so that the Borrower's funding losses under

Section 2.12 are minimized. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes shall be made without set-off or counterclaim and shall be made to Administrative Agent, for the account of the Lenders, at Administrative Agent's office referred to in Schedule III of the Participation Agreement, in lawful money of the United States of America and in immediately available funds. Administrative Agent shall distribute such payments to each Lender at its Lending Office, promptly upon receipt in like funds as received.

     SECTION 1 1 Payment from Trust Estate Only. All payments to be made by the Borrower in respect of the Loans and this Loan Agreement shall be made only from the income and the proceeds from the Trust Estate and only to the extent that the Borrower shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article III. Each Lender agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Lender as herein provided and that neither the Borrower nor Administrative Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note except as specifically provided for in the Trust Agreement or the Participation Agreement. The provisions of this Section 2.8 shall apply whether or not a Loan Event of Default shall have occurred and be continuing.

     SECTION 1 1 Taxes.

     (1) Subject to subsection (b) below, any and all payments by the Borrower to each Lender or Administrative Agent under this Loan Agreement and any other Operative Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

     (2) The Borrower agrees to indemnify and hold harmless each Lender and Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, other than Taxes or Other Taxes described in Section 8.2 of the Participation Agreement. Payment under this indemnification shall be made within 30 days after the date any applicable Lender or Administrative Agent makes written demand therefor.

     (3) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Administrative Agent, then:

          (1) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made; (1)

          (2) the Borrower shall make such deductions and withholdings;

          (3) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with Applicable Law; and

          (4) the Borrower shall also pay to Administrative Agent for the account of each Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

     (4) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Administrative Agent.

     (5) If the Borrower is required to pay additional amounts to any Lender or Administrative Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

     SECTION 1 1 Illegality.

     (1) If any Lender determines that the introduction of any Requirements of Law, or any change in any Requirements of Law, or in the interpretation or administration of any Requirements of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBO Rate Loans, then, on notice thereof by such Lender to the Borrower through Administrative Agent, any obligation of that Lender to make LIBO Rate Loans shall be suspended until that Lender notifies Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

     (2) If a Lender determines that it is unlawful to maintain any LIBO Rate Loan in accordance with clause (a) above, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to Administrative Agent), prepay in full such LIBO Rate Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBO Rate Loans; provided that before making any such demand, such Lender agrees to use reasonable efforts to designate a different Lending Office if such designation would make it lawful for such Lender to make or maintain LIBO Rate Loans. If the Borrower is required to so prepay any LIBO Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, an Alternate Base Rate Loan. (1)

     SECTION II.2. Increased Costs and Reduction of Return.

     (3) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make, or making, funding or maintaining, any LIBO Rate Loans by an amount which such Lender deems material, then the Borrower shall be liable for, and shall from time to time, upon notice and demand (with a copy of such notice and demand to be sent to Administrative Agent), pay to Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided that before making any such demand, such Lender agrees to use reasonable efforts to designate a different Lending Office if such designation would allow such Lender to continue to make or maintain LIBO Rate Loans or materially reduce the amount of such cost.

     (4) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any Person controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, Loans, credits or obligations under this Loan Agreement, then, upon notice and demand of such Lender to the Borrower through Administrative Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase; provided that before making any such demand, such Lender agrees to use reasonable efforts to designate a different Lending Office if such designation would allow such Lender to continue to make or maintain LIBO Rate Loans or materially reduce the amount of such cost.

     SECTION 1 1 Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

     (1) the failure of the Borrower to make on a timely basis any payment of principal of any LIBO Rate Loan;

     (2) the failure of the Borrower to borrow or convert a Loan after the Borrower has given (or is deemed to have given) an Advance Request;

     (3) the failure of the Borrower to make any required prepayment;

     (4) the prepayment or other payment (including after acceleration thereof) of a LIBO

Rate Loan on a day that is not the last day of the relevant Interest Period; or

     (5) the automatic conversion of any LIBO Rate Loan to an Alternate Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising by reason of the liquidation or re-employment of deposits or other funds obtained by it to make, continue or maintain its LIBO Rate Loans or from fees payable to terminate the deposits from which such funds were obtained; provided, however, that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     SECTION 1 1 Inability to Determine Rates. If Administrative Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan, or that the LIBO Rate applicable for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans hereunder shall be suspended until Administrative Agent revokes such notice in writing. The Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Alternate Base Rate Loans instead of LIBO Rate Loans.

     SECTION 1 1 Lender Certificate. A certificate as to any additional amounts payable pursuant to Section 2.10 or 2.11, showing in reasonable detail the calculation thereof, submitted by any Lender through Administrative Agent shall be conclusive in the absence of manifest error, provided that the determination of such amounts shall be made in good faith and in a manner generally consistent with such Lender's standard practices.

     SECTION 1 1 Notice of Certain Costs. Notwithstanding anything to the contrary contained in this Agreement, to the extent any notice required by
Section 2.9 through Section 2.12 is given by any Lender more than ninety (90) days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under such Sections for any such amounts incurred or accruing prior to the giving of such notice to the Borrower.

     SECTION 1 1 Survival. The agreements and obligations of the Borrower in this Article II shall survive the payment of all other Obligations for a period of nine (9) months thereafter.

                                   ARTICLE III

                      RECEIPT, DISTRIBUTION AND APPLICATION
                         OF INCOME FROM THE TRUST ESTATE

     SECTION 1 1 Rent Distribution. Except as otherwise provided in Section 3.3 and subject to Section 3.5, each payment of Rent, as well as any payment of interest on overdue installments of Rent under the Lease, and any other monies paid over by Lessee or the Borrower (as Borrower, Trustee and/or Lessor) to Administrative Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Rent received by or on behalf of Administrative Agent under the Lease on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

                  first, an amount equal to the aggregate amount of the payment of interest, as well as any interest on (to the extent permitted by Applicable Laws) overdue interest, then due and payable on the Notes shall be distributed and paid to the Lenders; and

                  second, an amount equal to the aggregate amount of the payment of principal on the Notes then due and payable shall be distributed and paid to the Lenders.

         SECTION III.3.    Distribution of Mandatory Prepayments.
                           -------------------------------------

     (1) Except as otherwise provided in Section 3.2(b) and Section 3.3, the amount of any prepayment received pursuant to Section 2.4 shall in each case be distributed and paid in the following order of priority:

                  first, an amount equal to the aggregate amount of accrued interest, as well as any interest on (to the extent permitted by Applicable Laws) overdue interest then due and payable on the Notes, plus Additional Costs, if any, shall be distributed and paid to the Lenders; and

                  second, an amount equal to the aggregate amount of the payment of principal on the Notes then due and payable shall be distributed and paid to the Lenders.

     (2) Any Casualty Recovery or Non-Casualty Recovery that is not required to be paid to Lessee pursuant to the Lease, solely because a Lease Event of Default has occurred and is continuing, shall be held by Borrower, as Trustee, as security for the obligations of Lessee under the Lease and the other Operative Documents and invested in Cash Equivalents and at such time as there shall not be continuing any such Lease Event of Default, such portion shall be paid to Lessee, unless Administrative Agent (as assignee of the Borrower) shall have theretofore declared the Lease to be terminated pursuant to Section 10.2 thereof, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 3.3 hereof.

     SECTION 1 1 Distribution of Payments After Loan Event of Default.

     (1) Except as otherwise provided in Section 3.4(b), all payments received and amounts (other than Excluded Amounts) realized by Administrative Agent after a Loan Event of

Default shall have occurred and be continuing, as well as all payments or amounts then held or thereafter received by Administrative Agent as part of the Trust Estate while such Loan Event of Default shall be continuing, shall be distributed forthwith by Administrative Agent in the following order of priority:

                  first, so much of such payments or amounts as shall be required to reimburse Administrative Agent or the Trustee for any tax, expense or other loss incurred by Administrative Agent or the Trustee (to the extent not previously reimbursed and to the extent incurred in connection with its duties as Administrative Agent or the Trustee, respectively) and any, unpaid ongoing fees of Administrative Agent or the Trustee shall be distributed to Administrative Agent or the Trustee, as the case may be;

                  second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Lenders (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) for payments made by them to Administrative Agent or Borrower, as Lessor, Trustee or Borrower pursuant to Section 7.7 (to the extent not previously reimbursed), and to pay such then existing or prior Lenders (so long as the Loan Event of Default that has occurred and is continuing arises solely from a Lease Event of Default) the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Participation Agreement, the Lease or this Loan Agreement, shall be distributed to each such Person, without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Person;

                  third, so much of such amount as shall be required to pay in full the aggregate unpaid principal amount of the Notes, together with any Additional Costs and the accrued but unpaid interest on the Notes to the date of distribution, shall be distributed to the Lenders holding Notes, and in case the amount so to be distributed shall be insufficient to pay in full the Notes as aforesaid, then, pro rata among such Lenders, without priority of one such Lender over the other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes; and

                  fourth, the balance, if any, of such payments or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Borrower.

     (2) During the occurrence and continuance of any Loan Event of Default, all amounts (other than Excluded Amounts) received or realized by Administrative Agent and otherwise distributable pursuant to Section 3.1 or 3.2 shall be distributed as provided in Section 3.3(a).

     SECTION III.4. Other Payments.

     (3) Any payments received by Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article III shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 3.1.

     (4) All payments received and amounts realized by Administrative Agent under the Lease or otherwise with respect to the Equipment, to the extent received or realized at any time after payment in full of the principal of and interest on all Loans, as well as any other amounts remaining as part of the Trust Estate after payment in full of the principal of and interest on (and any Additional Costs in respect of) all Loans issued hereunder, shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 3.3(a) omitting clause "third" of such Section 3.3(a).

     (5) Except after a Loan Event of Default has occurred and is continuing, any payment received by Administrative Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this
Article III shall be distributed forthwith by Administrative Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 1 1 Distribution of Excluded Amounts. All amounts constituting Excluded Amounts received by Administrative Agent shall be distributed to the Person or Persons entitled thereto.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         The agreement of each Lender to make the Loan requested to be made by it on any Advance Date is subject to the satisfaction on such Advance Date of the applicable conditions precedent set forth in Article III of the Participation Agreement.


                                    ARTICLE V

                      AFFIRMATIVE COVENANTS OF THE BORROWER

     SECTION 1 1 Performance by the Borrower. Subject to Section 2.8, so long as any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder, the Borrower will promptly pay all amounts payable by it under this Loan Agreement and the Notes in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes.

                                   ARTICLE VI

                        LOAN EVENTS OF DEFAULT; REMEDIES

     SECTION 1 1 Loan Events of Default. Each of the following events shall constitute a

"Loan Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

     (1) the Borrower shall fail to pay any principal of or interest on any Note, or any other amount due hereunder or under any Note, when due and such failure shall continue for a period of five (5) Business Days;

     (2) the failure by the Borrower in any material respect to timely perform any other covenant or condition herein or in any other Operative Document to which the Borrower is a party and such failure shall continue for a period of thirty (30) days after written notice thereof to the Borrower and Lessee from Administrative Agent; or

     (3) [Reserved];

     (4) the filing by the Borrower of any petition for dissolution or liquidation of the Borrower; or the commencement by the Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect; or the Borrower shall have consented to the entry of an order for relief in an involuntary case under any such law; or the failure of the Borrower generally to pay, or the admission by the Borrower in writing that it is unable to pay, its debts as such debts become due (within the meaning of Bankruptcy Law); or the failure by the Borrower promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under the Operative Documents; or the appointment of or taking possession by a receiver, keeper, custodian or trustee (or other similar official) for the Borrower or any substantial part of its property; or a general assignment by the Borrower for the benefit of creditors; or the entry by the Borrower into an agreement of composition with its creditors; or the Borrower shall have taken any action in furtherance of any of the foregoing; or the filing against the Borrower of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within 60 days of the date of the filing of the petition; or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against the Borrower which either (i) results in a finding or adjudication of insolvency of the Borrower or (ii) is not dismissed within 60 days of the date of the filing of such petition; or

     (5) a Lease Event of Default shall occur and be continuing.


     SECTION 1 1 Remedies.

     (1) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (d) of Section 6.1 or clauses (f) or (g) of Section 10.1 of the Lease, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and (ii) if such event is any other Loan Event of Default, upon the written instructions of the Required Lenders, Administrative Agent shall, by notice of default to the Borrower, terminate the Commitments (if not theretofore terminated), and declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided that the sole remedies of Administrative Agent upon the occurrence of a Loan Event of Default specified in clause (b), (c) (but only to the extent the representation was made in the Borrower's individual capacity) or (d) of Section 6.1 that does not also constitute a Lease Event of Default shall be to cause the Lenders to remove and replace the Borrower as the Trustee and as the Lessor and to bring suit against Borrower for damages. Except as expressly provided above in this Article VI, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

     (2) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Administrative Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the other Operative Documents and the Lease and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of applicable law.

     (3) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Administrative Agent may proceed to protect and enforce this Loan Agreement, the Notes, the other Operative Documents and the Lease by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers or keeper or keepers for the Equipment, or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws.

     (4) Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by Administrative Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.


(5) Except as expressly provided above, no remedy under this Section 6.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by Administrative Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by Administrative Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default.

The failure or delay of Administrative Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Administrative Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

     (6) No failure to exercise and no delay in exercising, on the part of Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


                                   ARTICLE VII

                              ADMINISTRATIVE AGENT

     SECTION 1 1 Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 7.9) appoints, designates and authorizes Administrative Agent to take such action on its behalf under the provisions of this Loan Agreement and the Notes and to exercise such powers and perform such duties as are expressly delegated to Administrative Agent by the terms of this Loan Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Loan Agreement or in any other Operative Document, Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or in any other Operative Document, nor shall Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or shall otherwise exist against Administrative Agent.

     SECTION 1 1 Delegation of Duties. Administrative Agent may execute any of its duties under this Loan Agreement or any other Operative Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     SECTION 1 1 Liability of Administrative Agent. None of Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Loan Agreement or any other Operative Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct or as otherwise provided in the Security Agreement), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer of any thereof, contained in this Loan Agreement or in any other Operative Document, or in any certificate, report, statement or other document referred to or provided for in, or received by, Administrative Agent under, or in connection with, this Loan Agreement or any other Operative Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document, or for any failure of the Borrower or any other party to any Operative Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

     SECTION VII.5. Reliance by Administrative Agent.

     (1) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement or any other Operative Document in accordance with a request of the Required Lenders and any action taken upon consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     (2) Each Lender that has executed this Loan Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent by Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by, or acceptable or satisfactory to, such Lender.


     SECTION 1 1 Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Default or Loan Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent directly for the account of the Lenders, unless Administrative Agent shall have received written notice from a Lender, Borrower (as Trustee and/or Lessor) or Lessee referring to this Loan Agreement, describing such Loan Default or Loan Event of Default and stating that such notice is a "notice of default". Administrative Agent will notify the Lenders of its receipt of any such notice. Administrative Agent shall take such action with respect to such Loan Default or Loan Event of Default as may be requested by the Required Lenders; provided, however, that unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action regarding such Loan

Default or Loan Event of Default as it shall deem advisable or in the best interest of the Lenders.

     SECTION 1 1 Credit Decision. Each Lender acknowledges that none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by Administrative Agent hereafter taken, including any review of the affairs of Lessee, its Subsidiaries, HCS I or HCS II, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender. Each Lender represents to Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of any investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Lessee, its Subsidiaries, HCS I and HCS II, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby and by the other Operative Documents, and made its own decision to enter into this Loan Agreement and to extend credit to the Borrower hereunder and otherwise to Lessee under the other Operative Documents. Each Lender also represents that it will independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Administrative Agent herein or in any other Operative Documents, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Lessee which may come into the possession of any of the Administrative Agent-Related Persons.

     SECTION 1 1 Indemnification of Administrative Agent. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify, upon demand, any Administrative Agent-Related Person (to the extent not reimbursed by or on behalf of Lessee and without limiting the obligation of Lessee to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Administrative Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent, upon demand, for its ratable share of any costs or out-of-pocket expenses (including reasonable attorney costs) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Loan Agreement, any other Operative Document, or any document contemplated by or referred to herein or therein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower or Lessee. The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of Administrative Agent.

     SECTION 1 1 Administrative Agent in Individual Capacity. First Security
Trust

Company of Nevada and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Lessee and its Affiliates as though First Security Trust Company of Nevada were not Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, First Security Trust Company of Nevada or its Affiliates may receive information regarding Lessee or its Affiliates (including information that may be subject to confidentiality obligations in favor of Lessee or such Affiliate) and acknowledge that Administrative Agent shall be under no obligation to provide such information to them.

     SECTION 1 1 Successor Agent. Administrative Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon thirty (30) days notice to the Lenders, Borrower and Lessee. If Administrative Agent resigns under this Agreement, Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of Administrative Agent, Administrative Agent may appoint, after consulting with the Lenders, the Borrower and Lessee, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall thereupon be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Loan Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Required Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

     SECTION VII.16. Withholding Tax.

     (1) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of Administrative Agent, to deliver to Administrative
Agent:

          (1) two (2) properly completed and executed copies of United States Internal Revenue Service form W-8BEN or W-8ECI, in either case with taxpayer identifying numbers, certifying in either case that such Lender is entitled to receive payments of interest and a return of principal on its Loans, as applicable, under the Operative Documents without deduction or withholding of any United States federal income taxes; and

          (2) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Each Lender which so delivers form W-8BEN or W-8ECI shall further deliver to each of Lessee, Borrower and Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for form W-8ECI) or becomes obsolete or within thirty (30) days after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee, Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under the Operative Documents without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Lessee, Borrower and Administrative Agent that it is not capable of receiving payments without any withholding of United States federal income tax. Such Lender agrees to promptly notify Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (2) If any such Lender claims exemption from, or reduction of, withholding tax and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Borrower to such Lender, such Lender agrees to notify Administrative Agent of the percentage amount in which it is no longer the beneficial owner of obligations of the Borrower to such Lender. To the extent of such percentage amount, Administrative Agent will treat such Lender's form W-8BEN or W-8ECI, as applicable, as no longer valid.

     (3) If any Lender is entitled to a reduction in the withholding tax applicable to it, Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Administrative Agent, then Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

     (4) If the IRS or any other Governmental Authority of the United States or any other jurisdiction asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or deduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent, including any taxes imposed by any jurisdiction on the amounts payable to Administrative Agent under this Section, together with all costs and expenses (including reasonable attorney costs and the allocated reasonable cost of internal legal counsel services and all reasonable disbursements of internal counsel). The obligation of the Lenders under this subsection shall survive the payment of all obligations and the resignation or replacement of Administrative Agent.

     SECTION VII.7. Concerning the Trust Estate.

     (5) Administrative Agent accepts the agency applicable to it and agrees to cause the Bank (or its successor), as Borrower, Lessor and Trustee, to receive all payments and proceeds pursuant to the Operative Documents and disburse such payments or proceeds in accordance with the Operative Documents.

     (6) Upon discharge of the indebtedness secured by the Security Documents or security interest or Lien provided therein, Administrative Agent shall execute and deliver, and shall cause Borrower, as Trustee, Lessor and Borrower, to execute and deliver, at Lessee's cost and expense, such satisfactions and terminations of said Liens as may be required. Upon satisfaction of the Lien or security interest provided for in any such instrument, such instrument shall be deemed withdrawn from the Collateral.

     (7) In the event that the Required Lenders shall notify Administrative Agent that an event of default under a Security Document has occurred, Administrative Agent shall take such action with respect thereto as the Required Lenders may require by written instructions, but Administrative Agent shall not be required to take any action not expressly set forth in such written instructions.

     (8) Administrative Agent shall not have any duty or obligation to manage, operate, control, use, sell, dispose of or otherwise deal with the Equipment or any other part of the Collateral or to otherwise take or refrain from taking any action under, or in connection with, the Security Documents, except as expressly provided by the terms of this Loan Agreement or other Operative Documents or as expressly provided in written instructions from the Required Lenders received pursuant to the terms of Section 7.11(c) hereof.

     (9) Except in accordance with written instruction furnished pursuant to
Section 7.11(c) hereof, and without limiting the generality of Section 7.11(d) hereof, Administrative Agent shall have no duty (i) to see to any recording, filing or depositing of any security instrument or amendment thereof, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate or Collateral, (iv) to confirm or verify any notices or reports of Lessee other than to furnish (to the extent not otherwise furnished) the Lenders with a copy of each notice or report furnished to Administrative Agent by Lessee pursuant to a security instrument or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of Lessee's covenants under any security instrument.

     (10) In accepting the agency hereby created, Administrative Agent acts solely as Administrative Agent hereunder and not in its individual capacity, and all Persons, other than the Lenders, having any claim against Administrative Agent by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

     (11) The agency created hereby shall be terminated by notice given by Administrative Agent to the Lenders at any time upon the final disposition or release of all Collateral and the final distribution by Administrative Agent of all monies or other property or proceeds received pursuant to the Operative Documents in accordance with their terms.

     SECTION 1 1 Documentation Agent. The "Documentation Agent" shall not have any right, power, obligation, liability, responsibility or duty under this Loan Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "Documentation Agent" shall have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified in deciding to enter into this Loan Agreement or in taking or not taking action hereunder.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 1 1 Amendments and Waivers. Neither this Loan Agreement, any Note nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of the Participation Agreement.

     SECTION 1 1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.6 of the Participation Agreement; provided, that any notice, request, demand or other communication to or upon Administrative Agent or the Lenders pursuant to Section 2.3 shall not be effective until received.

     SECTION VIII.8. Successors and Assigns: Transfers and Participations.

     (1) This Loan Agreement shall be binding upon and inure to the benefit of the Borrower, as Trustee, Lessor and Borrower, the Lenders, Administrative Agent, all future holders of the Notes and their respective successors and assigns.

     (2) Any transfer by a Lender of its Note or any sale by a Lender of any participating interest in the Loans evidenced by its Note shall comply with Sections 6.2, 6.3 and 6.4 of the Participation Agreement. Any Lender transferring its Note shall pay, or cause the transferee to pay, the costs and expenses (including reasonable counsel fees) incurred by Administrative Agent in connection with such transfer.

     SECTION 1 1 Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties hereto shall be lodged with the Borrower and Administrative Agent.

     SECTION 1 1 GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN DELIVERED IN, AND THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED BY THE SECURITY DOCUMENTS, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE COLLATERAL IS LOCATED, AND TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS.

     SECTION 1 1 Compliance with Law. It is the intent of the Borrower, each Lender and all other Participants to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders or any other holder of any Note and the Borrower (of any other party liable with respect to any Obligations under the Operative Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Loan Agreement or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby or by the Notes in the inverse order of their maturity and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Loans and the indebtedness owing hereunder or pursuant to any other Operative Document does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the holders of the Notes do not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holders of the Notes shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean such laws as they now exist or may be changed or amended or come into effect in the future.

     SECTION 1 1 Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein or in any certificate, document or statement delivered pursuant hereto or in connection herewith, shall survive the execution and delivery of this Loan Agreement and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate, it being expressly understood that the obligations of the Borrower, as the case may be, to Administrative Agent and each Lender under Article II and the obligations of the Lenders to Administrative Agent under Section 7.7 shall survive the payment in full of the Notes.

     SECTION 1 1 Entire Agreement. This Loan Agreement and the other Operative Document sets forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     SECTION 1 1 Severability. Any provision of this Loan Agreement or of the Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                  FIRST SECURITY BANK, NATIONAL
                                                  ASSOCIATION, not in its
                                                  individual capacity, except as
                                                  specifically provided herein,
                                                  but solely as Lessor, as
                                                  Trustee and as Borrower


                                                  By:__________________________
                                                  Name:
                                                  Title:

                          FIRST SECURITY TRUST COMPANY OF
                          NEVADA, as Administrative Agent


                          By:______________________________
                          Name:
                          Title:

                          BANC OF AMERICA LEASING & CAPITAL, LLC, as a Lender


                          By:______________________________
                          Name:
                          Title:

                          BANK OF AMERICA, NATIONAL ASSOCIATION,
                          as a Lender


                          By:_____________________________
                          Name:
                          Title:

                          HIBERNIA NATIONAL BANK,
                          as a Lender


                          By:___________________________
                          Name:
                          Title:

                          TEXAS CAPITAL BANK, N.A.,
                           as a Lender


                          By:______________________________
                          Name:
                          Title:

                                    EXHIBIT A
                                TO LOAN AGREEMENT

                                  FORM OF NOTE

                                  NOTE NO. ___

U.S. $_______________

                                              Dated as of ________________, ____


     FOR VALUE RECEIVED, the undersigned, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Trust Agreement for the Lenders named therein (the "Borrower"), promises to pay
                                                    --------
to the order of [NAME OF LENDER] (the "Lender"), the principal sum of
                                       ------
__________________________ United States Dollars ($___________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to, or for the benefit of, the Borrower, or purchased by the Lender, as recorded either on the grid attached to this Note or in the records of the Lender; provided, however, that the failure to make any such recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note. The principal amount of each Loan evidenced hereby shall be payable on or prior to the Maturity Date as provided in that certain Loan Agreement, dated as of March __, 2000, among the Borrower, First Security Trust Company of Nevada, as administrative agent (the "Administrative Agent"), and the various lenders named
                           --------------------
therein (as amended, restated, modified or supplemented from time to time, the "Loan Agreement").
---------------

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

     This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement (or in any applicable document incorporated into the Loan Agreement by reference). This Note is secured pursuant to the Security Documents made by the Borrower in favor of the Administrative Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Documents for a statement of the terms and provisions of such security.

     Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 2.8 of
                                                               -----------
the Loan Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                            (signature page follows)

     IN WITNESS WHEREOF, the Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, as Borrower



                              By: ________________________________
                                    Name:
                                    Title:

                             GRID ATTACHED TO NOTE
                      DATED AS OF ______________, _____ OF
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]


Loans made by the Lender to the Trustee, as Borrower, and payments of principal of such Loans.

======= ================================ =============================== ======================= ============== =================
        Principal                                 Principal Amount            Interest
        Amount           Interest                      Bearing                  Paid
                          Period                                                                 Principal        Notation
Date    --------     (If Applicable)     ------------------------------------------------------- Amount Total      Made By
        Advances                         Base Rate         LIBO Rate     Base        LIBO Rate
                                                                         Rate
------- -------------------------------- ----------------- ------------- ----------- ----------- -------------- -----------------
------- -------------------------------- ------------------------------- ----------------------- -------------- -----------------
======= ================================ =============================== ======================= ============== =================
------- -------------------------------- ------------------------------- ----------------------- -------------- -----------------
======= ================================ =============================== ======================= ============== =================
------- -------------------------------- ------------------------------- ----------------------- -------------- -----------------
======= ================================ =============================== ======================= ============== =================
------- -------------------------------- ------------------------------- ----------------------- -------------- -----------------
======= ================================ =============================== ======================= ============== =================
------- -------------------------------- ------------------------------- ----------------------- -------------- -----------------
======= ================================ =============================== ======================= ============== =================

                     AMORTIZATION SCHEDULE ATTACHED TO NOTE
                        DATED ________________, ____ OF
                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                   AS TRUSTEE
                 PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]





                                                           Principal
                         Date                          Repayment Amount
                         ----                          ----------------

================================================================================


                                 TRUST AGREEMENT


                           dated as of March 31, 2000

                                     between

                          HOLLYWOOD CASINO SHREVEPORT,
                                   as Grantor,


                                       and


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                              as Trustee and Lessor




================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                         Page

ARTICLE I THE TRUST ESTATE ............................................................    1

   SECTION 1.1. Appointment, Authorization and Direction to Trustee ...................    1
   SECTION 1.2. Declaration and Purpose ...............................................    1

ARTICLE II COLLECTIONS AND DISTRIBUTIONS ..............................................    2

   SECTION 2.1.  Collections and Remittances by the Trustee ...........................    2
   SECTION 2.2.  Distribution of Payments .............................................    3
   SECTION 2.3.  Effect of Sales by the Bank, as Trustee and Lessor ...................    3

ARTICLE III  CERTAIN PROVISIONS RESPECTING THE BANK, AS TRUSTEE .......................    3

   SECTION 3.1.  Acceptance of Trusts and Duties ......................................    3
   SECTION 3.2.  Limitation of Power ..................................................    3
   SECTION 3.3.  Notice of Event of Default ...........................................    4
   SECTION 3.4.  Action Upon Instructions .............................................    4
   SECTION 3.5.  Certain Duties and Responsibilities of the Bank, as Trustee and Lessor    5
   SECTION 3.6.  Certain Rights of Bank, as Trustee and/or Lessor .....................    6
   SECTION 3.7.  NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS ....    8
   SECTION 3.8.  Status of Moneys Received ............................................    8
   SECTION 3.9.  Permitted Activities .................................................    8
   SECTION 3.10. Resignation or Removal of the Bank, as Trustee and Lessor ............    8
   SECTION 3.11. Estate and Rights of Successor Trustee and Lessor ....................    9
   SECTION 3.12. Merger or Consolidation of Trustee and Lessor ........................    9
   SECTION 3.13. Co-Trustees ..........................................................    9
   SECTION 3.14. Doing Business in Other Jurisdictions ................................   10
   SECTION 3.15. Books and Records ....................................................   10

ARTICLE IV  TERMINATION OF AND AMENDMENTS TO TRUST ....................................   10

   SECTION 4.1. Termination ...........................................................   10
   SECTION 4.2. Distribution of Trust Estate Upon Termination .........................   11
   SECTION 4.3. Amendments ............................................................   11

ARTICLE V MISCE11ANEOUS ...............................................................   11

   SECTION 5.1.  Compensation and Indemnification .....................................   11


   SECTION 5.2.  Notices ..............................................................   12
   SECTION 5.3.  GOVERNING LAW ........................................................   12
   SECTION 5.4.  Tax Reports; Information Reporting; Withholding Taxes ................   12
   SECTION 5.5.  Headings .............................................................   13
   SECTION 5.6.  Successors and Assigns ...............................................   13
   SECTION 5.7.  Severability .........................................................   13
   SECTION 5.8.  Only Written Waivers .................................................   13
   SECTION 5.9.  Counterparts .........................................................   13
   SECTION 5.10. Rights in Trust Agreement ............................................   13
   SECTION 5.11. Payment of Fees, Costs and Expenses ..................................   13
   SECTION 5.12. Identification of Trust ..............................................   14


                                 TRUST AGREEMENT
                                 ---------------


         THIS TRUST AGREEMENT (as amended, restated, modified and supplemented from time to time, this "Trust Agreement") dated as of March 31, 2000, is entered into by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, the "Bank"; the Bank, not in its individual capacity, but as Trustee, and any institution that shall act as a successor trustee in accordance with the terms of Section 3.10, the "Trustee", and in its capacity as Lessor under the Lease, the "Lessor"); and Hollywood Casino Shreveport, as Lessee under the Lease and grantor (the "Grantor"). For purposes hereof, capitalized terms used in this Trust Agreement without specific definition herein shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement, dated as of March 31, 2000, among the Trustee; the Lessor; the Lenders and Administrative Agent; the Grantor as Lessee; and Bank of America, National Association, as Arranger and Documentation Agent.


                                    ARTICLE I

                                THE TRUST ESTATE

SECTION 1.1. Appointment, Authorization and Direction to Trustee. Grantor hereby requests that the Bank act as Trustee of the trust created hereunder (the "Trust") and as Lessor under the Lease and the Bank hereby accepts its appointment as trustee of the Trust and Lessor under the Lease, effective as of the date hereof. The Grantor authorizes and directs the Bank, as Trustee and as Lessor, as applicable, subject to confirmation by the Lenders of the satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to enter into, execute and deliver:

          (1) on the Closing Date and from time to time thereafter (including on each Advance Date), the Operative Documents to which the Trust or the Bank as the Trustee or the Lessor is to become a party on each such date;

          (2) as Lessor and Borrower, from time to time, the Notes in the manner and subject to the terms and conditions provided in the Participation Agreement and the Loan Agreement; and

          (3) all other documents, and to do all such things and take all such actions, as may be necessary or convenient to consummate the transactions contemplated by the Operative Documents and to perform the terms and conditions of this Trust Agreement, all as contemplated herein or in the Operative Documents.

     SECTION I.1. Declaration and Purpose.

          (4) Bank, as Trustee and Lessor, hereby declares, undertakes and agrees that it will and does receive, take and hold all estate, right, title and interest of the Bank, as

     Trustee and Lessor, in and to the Trust Estate in trust for the use and benefit of the Grantor.

          (5) The purpose of the Trust is to acquire and hold through bank, as Trustee and Lessor, title to the Equipment and the remainder of the Trust Estate as collateral security for the obligations of the Bank, as Trustee, Lessor and Borrower under the Loan Agreement, to discharge such obligations in accordance with the provisions of the Loan Agreement and the other Operative Documents and to engage in activities ancillary and incidental thereto as set forth in the Operative Documents. Except in connection with the foregoing, the Bank in its capacities as Trustee and Lessor shall not
     (i) engage in any business or activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of the Trust Estate to any mortgage, lien, security interest or other claim or encumbrance, other than in favor of Administrative Agent and the Lenders pursuant to the provisions of the Operative Documents. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE TRUST ESTATE AND TO COLLECT AND CONSERVE THE VALUE THEREOF, SUBJECT TO THE RIGHTS OF ADMINISTRATIVE AGENT, THE TRUSTEE AND LESSOR AND THE GRANTOR, FOR THE BENEFIT OF THE LENDERS. THE BANK, AS TRUSTEE AND LESSOR, MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN THE BANK, AS TRUSTEE AND LESSOR, ADMINISTRATIVE AGENT AND THE LENDERS.


                                   ARTICLE II

                          COLLECTIONS AND DISTRIBUTIONS


     SECTION 1.2. Collections and Remittances by the Trustee. Bank, as Trustee and as Lessor, agrees that, subject to the provisions of the Trust Agreement, it will, during the term of the Trust, administer the Trust Estate and, at the direction of the Grantor, or if the Loan Agreement has not been fully discharged, Administrative Agent (acting upon the instructions of the Lenders or the Required Lenders, as the case may be, in such capacity being hereinafter called the "Instructing Party") take steps to collect all sums payable to the Bank, as Trustee or Lessor, by the Grantor or any other Person under the Lease and the other Operative Documents. The Bank, as Trustee and Lessor, agrees to distribute all proceeds received from the Trust Estate in accordance with the Loan Agreement and Sections 2.2 and 2.3. The Bank, as Trustee and Lessor, shall make such distribution promptly upon receipt of such proceeds (if such proceeds are available for distribution) by the Bank, as Trustee and/or Lessor, it being understood and agreed that the Bank, as Trustee and Lessor, shall not be obligated to make such distribution until the funds for such distribution have been received by the Bank, as Trustee and Lessor, in cash or its equivalent reasonably acceptable to the Bank, as Trustee and Lessor. All distributions to a Lender shall be made by the Bank, as Trustee and Lessor, to the order of such Lender in the manner and at its address referred to in Section 9.6 of the Participation Agreement.

     SECTION II.2. Distribution of Payments.

          (1) Payments to the Bank, as Trustee and Lessor, for the benefit of the Lenders and Administrative Agent. Until the Loan Agreement shall have been fully discharged pursuant to its terms, all Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Amounts) payable to and received by the Bank, as Trustee and Lessor, shall be held by Bank, as Trustee and Lessor, for the benefit of the Lenders and Administrative Agent for distribution in accordance with the provisions of Article III of the Loan Agreement; provided, however, that any payments received by the Bank, as Trustee and Lessor, from the Grantor with respect to the Trustee's fees and disbursements, or pursuant to Section 5.1, shall be retained by the Bank, as Trustee, and applied toward the purpose for which such payments were made.

          (2) Excluded Amounts. Any Excluded Amounts received by the Bank, as Trustee and Lessor, at any time shall be promptly paid by the Bank, as Trustee and Lessor, to the Person to whom such Excluded Amounts are payable under the provisions of the Participation Agreement or any other Operative Document.

     SECTION 1.3. Effect of Sales by the Bank, as Trustee and Lessor. Any sale of all or any part of the Trust Estate by the Bank, as Trustee and Lessor, permitted hereunder shall bind the Lenders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in the Bank, as Trustee and Lessor, or the Lenders hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by the Bank, as Trustee and Lessor, with any of the terms hereof or to see to the application of any consideration paid for such property.


                                   ARTICLE III

          CERTAIN PROVISIONS RESPECTING THE BANK, AS TRUSTEE AND LESSOR

     SECTION 1.4. Acceptance of Trusts and Duties. The Bank accepts the trusts hereby created and agrees to perform the same as herein expressed and agrees to receive and disburse all moneys constituting part of the Trust Estate, as Trustee and Lessor, in accordance with the terms hereof.

     SECTION 1.5. Limitation of Power. The Bank, as Trustee and Lessor, shall have no power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Equipment or any other property at any time constituting a part of the

Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except (a) to execute and deliver the Operative Documents to which the Bank, as Trustee and/or Lessor, is to be a party, (b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Bank, as Trustee and Lessor, hereunder, (c) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Bank, as Trustee and/or Lessor, under the Operative Documents, (d) to receive, collect and distribute and deal with the sums due under the Lease and the other Operative Documents and the proceeds thereof as provided in the Lease, the Participation Agreement, the Loan Agreement and in this Trust Agreement, and (e) as expressly provided in written instructions from the Instructing Party given pursuant to Section 3.3 or 3.4. Other than as expressly provided in this Trust Agreement, the Bank, as Trustee and Lessor, shall not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without the consent of the Required Lenders (or, if required by the terms of the Operative Documents, all of the Lenders). For purposes of this Trust Agreement, the Grantor shall not have the right to direct the Bank, as Trustee and Lessor, to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Bank, as Trustee and Lessor, hereunder and under the Operative Documents until the Loan Agreement and Notes have been paid and discharged in full.

     SECTION 1.6. Notice of Event of Default. If a Responsible Official of the Bank, as Trustee and Lessor, has actual knowledge of a Lease Event of Default or Loan Event of Default, the Bank, as Trustee and Lessor, shall give prompt written notice of such event to the Lenders, the Grantor and Administrative Agent in the manner specified in Section 5.2. Subject to Section 3.4, the Bank, as Trustee and Lessor, shall take such action with respect to any such event as shall be specified in written instructions from the Instructing Party. For all purposes of this Trust Agreement and the Lease, in the absence of such actual knowledge, the Bank, as Trustee and Lessor, shall not be deemed to have knowledge of a Lease Event of Default or a Loan Event of Default unless any of its Responsible Officials is notified in writing by a Lender or Administrative Agent. Bank, as Trustee and Lessor, shall have no obligation and shall not take any action in the event it receives no direction from the Required Lenders (or, if required by the terms of the Operative Documents, all of the Lenders), or Administrative Agent, as the case may be.

     SECTION 1.7. Action Upon Instructions. Subject to Sections 3.5, 3.6 and 5.1 and the Loan Agreement, upon the written instructions at any time and from time to time of the Instructing Party, the Bank, as Trustee and Lessor, shall take such of the following actions as may be specified in such instructions:

          (1) give such notice or direction or exercise such right or power under the Lease or any other Operative Document as shall be specified in such instructions;

          (2) approve as satisfactory to it all matters required by the terms of any Operative Document to be satisfactory to the Bank, as Trustee and/or Lessor;

          (3) upon expiration of the Lease Term and discharge in full of the Loan Agreement and the Notes pursuant to its terms, convey all of the right, title and interest of Bank, as Trustee and Lessor, in and to the Trust Estate (including the Equipment) to the Grantor; and

          (4) any other action as specified by the Instructing Party. (1)

     SECTION III.3. Certain Duties and Responsibilities of the Bank, as Trustee and Lessor.

          (5) Except during the continuance of a Lease Event of Default or a Loan Event of Default:

          (1) the Bank, as Trustee and Lessor, undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Trust Agreement against the Bank, as Trustee and Lessor, and the Bank, as Trustee and Lessor, agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Equipment or any other part of the Trust Estate in any manner whatsoever, except as required by the Operative Documents and as otherwise provided herein; and

          (2) in the absence of bad faith or gross negligence on its part, the Bank, as Trustee and Lessor, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Bank, as Trustee and Lessor, and conforming to the requirements of this Trust Agreement.

     (6) No provision of this Agreement or any other Operative Document, including, without limitation, Articles VII and VIII of the Participation Agreement, shall be construed to relieve the Bank in its individual capacity or the Bank, as Trustee and/or Lessor, of liability for its gross negligence or willful misconduct or its negligence in the handling of funds, it being understood that, without limiting the foregoing:

          (1) the Bank, as Trustee and/or Lessor, shall not be liable for any error of judgment made in good faith by an Responsible Official of the Bank, as Trustee and/or Lessor, unless it shall be proved that the Bank, as Trustee and/or Lessor, was grossly negligent;

          (2) the Bank, as Trustee and/or Lessor, shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Instructing Party pursuant to the express provisions hereof; it being understood that the Bank, as Trustee and/or Lessor, shall be liable if it takes any action pursuant to instructions from the Grantor prior to receiving notice from

     Administrative Agent that the Loan Agreement has been discharged in full pursuant to its terms;

          (3) no provision hereof shall require the Bank in its individual capacity to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers; and

          (4) the Bank shall be liable for (A) any taxes on, with respect to or measured by any amounts paid to it as compensation for services as the Trustee or Lessor hereunder or otherwise under the Operative Documents, (B) acts or omissions not related to the transactions contemplated by the Operative Documents, (C) the inaccuracy of representations and warranties made by the Bank in its individual capacity, or in its capacity as Trustee and/or Lessor, in the Participation Agreement or any certificate or document delivered pursuant thereto, and (D) its negligence in the handling of funds.

     (7) the Bank, as Trustee and/or Lessor, shall not be required to take any action hereunder or under the other Operative Documents, nor shall any other provision of this Trust Agreement or any other Operative Document be deemed to impose a duty on the Bank, as Trustee and/or Lessor, to take any action, if the Bank, as Trustee and/or Lessor, determines, or is advised by external counsel, that such action is likely to result in personal liability or is contrary to Applicable Law or the Operative Documents.

     (8) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Bank, as Trustee and/or Lessor, shall be subject to the provisions of this Section 3.5.

     SECTION III.4. Certain Rights of Bank, as Trustee and/or Lessor. Except as otherwise provided in Section 3.5:

     (9) the Bank, as Trustee or Lessor, may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (10) any request, direction or authorization by any party hereto or to any other Operative Document shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to the Bank, as Trustee or Lessor, and signed in the name of such party by the president, any vice president, the treasurer, the secretary or any authorized officer of such party, as the case may be, and any resolution of the board of directors or committee thereof of such party shall be sufficiently evidenced by a copy of such resolution certified by the secretary or an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to the Bank, as Trustee or Lessor;

     (11) whenever in the administration of this Trust Agreement the Bank, as Trustee and Lessor, deems it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Bank, as Trustee and Lessor, may in good faith rely upon a certificate in writing, delivered to the Bank, as Trustee and/or Lessor, and signed by the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or any authorized officer of a Lender;

     (12) the Bank, as Trustee and Lessor, may exercise its powers and perform its duties by or through such attorneys, agents and representatives as it may appoint, and it shall not be liable for the conduct or misconduct of such attorneys, agents and representatives, provided, that the Bank, as Trustee and Lessor, shall use due care in the appointment of such attorneys, agents and representatives; and it shall be entitled to the advice of counsel and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice, if such advice pertains to such matters as the Bank, as Trustee and Lessor, may reasonably presume to be within the scope of such counsel's area of expertise and provided such counsel is not in-house counsel to the Bank, as Trustee and Lessor;

     (13) the Bank, as Trustee and Lessor, shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Instructing Party, unless the Instructing Party offers to the Bank, as Trustee and Lessor, reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction;

     (14) provided no Responsible Official of the Bank, as Trustee and Lessor, has actual knowledge of the inaccuracy thereof, the Bank, as Trustee and Lessor, shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but the Bank, as Trustee and Lessor, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Bank, as Trustee and Lessor, determines to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Grantor related to the Equipment to reasonably determine whether the Grantor is in compliance with the terms and conditions of the Lease and to examine the Equipment, by agent or attorney, all upon the terms and conditions contained in the Lease; and

     (15) without limiting the generality of Section 3.5, the Bank, as Trustee and Lessor, shall not have any duty (i) to see to any recording or filing of the Operative Documents or any Uniform Commercial Code financing statements or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not the Grantor is in default with respect thereto, other than to forward promptly to the Lenders copies of all certificates, reports and other written information it receives from the Grantor pursuant to the Lease (unless the Lenders are to receive such certificates, reports and other written information directly from the Grantor), (iii) to see to the payment or discharge of any tax, assessment or other government charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate, other than Lessor Liens attributable to it, (iv) to confirm or verify any financial statements of the Grantor or any other Person, or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of the Grantor's or any other Person's (other than its or the Bank's, individually, or as Trustee, Lessor or Borrower) covenants under the Operative Documents with respect to the Equipment.

     SECTION 1.8. NO REPRESENTATIONS OR WARRANTIES AS TO THE EQUIPMENT OR DOCUMENTS. THE BANK, AS TRUSTEE AND LESSOR, IS NOT A BUILDER, DEVELOPER OR MANUFACTURER OF THE EQUIPMENT OR A DEALER IN OR VENDOR OF SIMILAR EQUIPMENT AND HAS NOT INSPECTED THE EQUIPMENT BEFORE DELIVERY TO AND ACCEPTANCE BY THE GRANTOR. THE BANK, AS TRUSTEE AND LESSOR, HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST THE BANK, AS TRUSTEE AND LESSOR), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTION 4.3 OF THE PARTICIPATION AGREEMENT.

     SECTION 1.9. Status of Moneys Received. All moneys received by the Bank, as Trustee and/or Lessor, or the Bank individually under or pursuant to this Trust Agreement or any other Operative Document (other than Excluded Amounts to be paid to the Bank in any capacity) shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Bank, as Trustee and/or Lessor, under such conditions as may be prescribed or permitted by Applicable Law for trust funds, or, at the direction of the Instructing Party may be invested in Cash Equivalents.

     SECTION 1.10. Permitted Activities. The Bank or any corporation in or with which the Bank may be interested or affiliated or any officer or director of any such corporation may have commercial relations and otherwise deal with the Grantor or any other Person or with any other corporation having relations with the Grantor to the full extent permitted by Applicable Law.

     SECTION 1.11. Resignation or Removal of the Bank, as Trustee and Lessor. The Bank, as Trustee and Lessor, or any successor thereto as Trustee and Lessor, may resign as Trustee and Lessor at any time without cause by giving at least 60 days' prior written notice to each Lender, Administrative Agent and the Grantor, and the Required Lenders may at any time remove the Bank, as Trustee and Lessor, without cause, by an instrument in writing delivered to the Bank, as Trustee and Lessor, Administrative Agent and the Grantor, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor trustee is appointed hereunder. With the written consent of Administrative Agent and, so long as a Lease Event of Default shall not have occurred and be continuing, the Grantor, the Required Lenders may, at any time upon 30 days' prior written notice to Administrative Agent and the Grantor by an instrument in writing, appoint a successor trustee and lessor; provided, however, that any successor trustee and lessor shall be a bank or trust company organized under the laws of the United States of America or any state thereof that has a combined capital and surplus of at least $100,000,000, subject to any applicable Gaming Laws. If the Required Lenders do not appoint a successor trustee and lessor within 30 days after the giving of notice of such resignation or removal, Administrative Agent or the Bank, as Trustee and Lessor, may apply to any court of competent jurisdiction to appoint a successor trustee and lessor to act until a successor or successors is appointed by the Required Lenders as above provided. Any successor trustee and lessor so appointed by such court shall immediately and without further act be superseded by a successor trustee and lessor appointed by the Required Lenders within one year from the date of the appointment by such court.

     SECTION 1.12. Estate and Rights of Successor Trustee and Lessor. Any successor trustee and lessor, whether appointed by the Required Lenders or a court, shall execute and deliver to the predecessor Trustee and Lessor an instrument accepting such appointment, and thereupon each successor trustee and lessor, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee and Lessor in the trusts hereunder with like effect as if originally named Trustee and Lessor herein, but nevertheless upon the written request of such successor trustee and lessor, such predecessor Trustee and Lessor shall execute and deliver an instrument transferring to such successor Trustee and Lessor, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee and Lessor, and such predecessor Trustee and Lessor shall duly assign, transfer, deliver and pay over to such successor trustee and lessor any property or moneys then held by such predecessor Trustee and Lessor upon the trusts herein expressed.

     SECTION 1.13. Merger or Consolidation of Trustee and Lessor. Any Person into which the Bank serving as Trustee and Lessor may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Bank serving as Trustee and Lessor is a party, or any Person to which substantially all of the corporate trust business of the Bank may be transferred, shall be a successor trustee and lessor under this Trust Agreement without further act.

     SECTION 1.14. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Required Lenders and the Bank, as Trustee and Lessor, jointly shall have the power, and shall execute and deliver all instruments, to appoint one or more Persons approved by the Required Lenders and the Bank, as Trustee and Lessor, to act as co-trustee, or co-trustees, jointly with the Bank, as Trustee and Lessor, or separate trustee/lessor or separate trustees/lessors, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Required Lenders and the Bank, as Trustee and Lessor, may consider necessary or desirable. If the Required Lenders have not joined in such appointment within 15 days after the receipt by the last of them of a request to do so, the Bank, as Trustee and Lessor, alone shall have power to make such appointment. The Bank, as Trustee and/or Lessor, shall not be liable for any act or omission of any co-trustee/lessor or separate trustee/lessor appointed under this Section 3.13.

     SECTION 1.15. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, the Bank shall not be required to take any action in any jurisdiction, other than in the jurisdiction of its organization, and other than in any other jurisdiction in which Bank is authorized to do business, if solely as a result of such action, (i) the taking of such action would require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any Governmental Authority of any jurisdiction, other than the state of Bank's organization or any other jurisdiction in which the Bank is authorized to do business; (ii) the Bank would incur any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivision thereof in existence on the date hereof, other than the state of the Bank's organization or any other jurisdiction in which the Bank is authorized to do business; or (iii) the Bank would become subject to personal jurisdiction in any jurisdiction, other than the state of the Bank's organization or any other jurisdiction in which the Bank is authorized to do business, for causes of action arising from acts unrelated to the consummation of the transactions described in the Operative Documents by the Bank; provided, that if pursuant to the foregoing paragraph the Bank shall not be required to take an action, the Bank shall promptly appoint an additional trustee/lessor pursuant to Section
3.10 to proceed with such action.

     SECTION 1.16. Books and Records. The Bank, as Trustee and Lessor, shall be responsible for keeping the customary books and records relating to the receipt and disbursement of all moneys actually received and disbursed by it.


                                   ARTICLE IV

                     TERMINATION OF AND AMENDMENTS TO TRUST

     SECTION 1.17. Termination. The Trust created and provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:

          (1) If Administrative Agent, acting upon the instructions of the Required Lenders, shall by notice in writing to the Bank, as Trustee and Lessor, the Lenders and the Grantor, revoke and terminate the Trust on and as of a date stated in such notice, which date shall not be less than ten (10) nor more than thirty (30) days from the date of mailing such notice, then on the date specified in such notice the Trust created and provided for hereby shall cease and terminate, provided, however, that the Trust shall not be subject to revocation or termination by the Lenders prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the termination of the Operative Documents and the release of the Liens granted thereby; or

          (2) the sale or other final disposition by the Bank, as Trustee and Lessor, of all property constituting the Trust Estate and the final disposition by the Bank, as Trustee and Lessor, of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however, that the Trust Estate shall not be subject to sale or other final disposition by the Bank, as Trustee and Lessor, prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Operative Documents and the release of the Operative Documents and the Liens granted thereby and the payment in full of the Loans; or

          (3) 110 years after the date hereof.

     SECTION 1.18. Distribution of Trust Estate Upon Termination. Upon any termination of this Trust pursuant to Section 4.1, the Bank, as Trustee and Lessor, shall convey the Trust Estate to such purchaser or purchasers thereof or other Persons entitled thereto and for such amount and on such terms as are specified in written instructions from Administrative Agent, acting upon the instructions of the Required Lenders, delivered to the Bank, as Trustee and Lessor, before the date of termination; provided that (a) if at the time of any termination the Lease remains in force and effect, then the Trust Estate shall be conveyed as a unit subject to the Lease and not in parcels, and (b) if such written instructions are not delivered to the Bank, as Trustee and Lessor, on or before the date of termination, the Bank, as Trustee and Lessor, shall transfer title to the Trust Estate to the Lenders. Upon making such transfer or sale the Bank, as Trustee and Lessor, shall be entitled to immediate receipt of any sums due and owing to the Bank, as Trustee and/or Lessor, including, without limitation, any expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid and the Bank, as Trustee and/or Lessor, shall be discharged and free of any further liability hereunder subject to Section 3.5.

     SECTION 1.19. Amendments. Subject to Section 5.8 hereof and Section 9.3 of the Participation Agreement, at any time and from time to time, upon the written request of the Required Lenders, (a) the Bank, as Trustee and Lessor, shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (b) the Bank, as Trustee and Lessor, shall enter into or consent to such written amendment of or supplement to the other Operative Documents as the Grantor or Administrative Agent, as the case may be, may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of the Bank, as Trustee and Lessor, any document required to be executed by it pursuant to this

Section 4.3 affects any right or duty of, or immunity or indemnity in favor of, the Bank, as Trustee and/or Lessor, under this Trust Agreement or the other Operative Documents, the Bank, as Trustee and Lessor, may in its reasonable discretion decline to execute such document.


                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 1.20. Compensation and Indemnification. Bank, as Trustee and Lessor, shall receive reasonable compensation for its services hereunder from the Grantor and shall be reimbursed by the Grantor for the its reasonable fees and expenses (including the reasonable disbursements and fees of counsel). If a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and the Bank, as Trustee and Lessor, is required pursuant to this Trust Agreement to take any action in connection therewith, it shall be reimbursed by the Grantor for any expenses it may incur in relation to taking any such action. Grantor shall reimburse and indemnify and save the Bank, as Trustee and/or Lessor, harmless from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes, reasonable counsel fees, and including tort claims for which the Bank, as Trustee and/or Lessor, is strictly liable, which may be asserted against or incurred by reason of the Bank being the Bank, as Trustee and/or Lessor, or acting as the Trustee or Lessor hereunder or under the other Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the other Operative Documents or the Equipment, the Trust Estate or the Rent and other sums payable therefor, or the building, manufacture, purchase, installation, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Equipment or in any way relating to or arising out of the Trust Estate or the action or the inaction of the Bank, as Trustee and/or Lessor, hereunder or by reason of any occurrence while so acting. In no event shall Grantor be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes and reasonable counsel fees pursuant to this Section 5.1, arising from or as a result of (a) the willful misconduct or gross negligence of the Bank or the negligence of the Bank in handling of funds, (b) any taxes on, with respect to or measured by any amounts paid to the Bank as compensation for services as Trustee and/or Lessor hereunder or otherwise under the Operative Documents, or (c) the inaccuracy of representations and warranties made by the Bank in its individual capacity, or in its capacity as Trustee and/or Lessor, in the Participation Agreement or in any certificate or documents delivered pursuant thereto. The provisions of this
Section 5.1 (other than the requirements for compensation of the Bank, as Trustee and Lessor, after its resignation, which shall terminate upon the resignation or removal of the Bank, as Trustee and Lessor) shall continue in force and effect notwithstanding the termination of this Trust, the resignation or removal of the Bank, as Trustee and Lessor, or the obligation of any other party to any other Operative Document to make any payment to the Bank, as Trustee and/or Lessor, which Grantor is required to make pursuant to this
Section 5.1.

     SECTION 1.21. Notices. All notices and communications provided for herein shall be in writing and shall be deemed to have been given in accordance with
Section 9.6 of the Participation Agreement. Bank, as Trustee and Lessor, shall deliver to each Lender promptly after receipt copies of all notices, certificates and reports delivered to it pursuant to any Operative Document.

     SECTION 1.22. GOVERNING LAW. THIS TRUST IS BEING CREATED IN THE STATE OF CALIFORNIA AND THE VALIDITY, CONSTRUCTION AND ALL RIGHTS UNDER THIS TRUST SHALL BE GOVERNED BY THE LAWS OF THAT STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE, EXCEPT TO THE EXTENT THAT GAMING LAWS SHALL NECESSARILY GOVERN. IF ANY PROVISION OF THIS TRUST SHALL BE INVALID OR UNENFORCEABLE, THE REMAINING PROVISIONS HEREOF SHALL CONTINUE TO BE FULLY EFFECTIVE, PROVIDED THAT SUCH REMAINING PROVISIONS DO NOT INCREASE THE OBLIGATIONS OR LIABILITIES OF THE TRUSTEE.

     SECTION 1.23. Tax Reports; Information Reporting; Withholding Taxes. If any tax report or tax return is required to be made by the Bank, as Trustee and/or Lessor, with respect to the Trust Estate and the Grantor is not required to prepare and file the same pursuant to the Lease, each Lender will prepare such tax report or return in respect of its interest in the Trust and deliver a copy thereof to the Bank, as Trustee and Lessor. The Bank, as Trustee and Lessor, agrees to promptly forward to each Lender any communications with respect to taxes pertaining to the Trust Estate received by the Bank, as Trustee and/or Lessor, from tax authorities or from the Grantor.

     SECTION 1.24. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 1.25. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Grantor may not assign, transfer or otherwise dispose of its interest in the Trust, except as expressly contemplated in the Operative Documents.

     SECTION 1.26. Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

     SECTION 1.27. Only Written Waivers. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 1.28. Counterparts. This instrument may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

     SECTION 1.29. Rights in Trust Agreement. Except as expressly provided to the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any Person other than the Bank, as Trustee and Lessor, the Administrative Agent, the Grantor, and each Lender and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

     SECTION 1.30. Payment of Fees, Costs and Expenses. Grantor shall pay to the Bank, as Trustee and Lessor, for its services hereunder such fees and expenses as heretofore have been agreed upon by Bank and Grantor and shall also pay to Bank, as Trustee and Lessor, such fees and expenses as may be reasonably incurred by the Bank, as Trustee and Lessor, as a result of taking any direction of the Instructing Party. Bank, as Trustee and Lessor, agrees that it shall have no right against the Lenders or Administrative Agent for any fee as compensation for its services hereunder, except as hereafter expressly agreed upon by the Lenders, Administrative Agent and the Bank, as Trustee and Lessor.

     SECTION 1.31. Identification of Trust. The name of the trust created hereby is the HOLLYWOOD CASINO SHREVEPORT TRUST 2000-A.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the Bank, individually and as Trustee and Lessor, and the Grantor have caused this Trust Agreement to be duly executed all as of the day and year first above written.


                                      FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Bank, as Trustee and as Lessor


                                      By:__________________________________
                                           Name:
                                           Title:

HOLLYWOOD CASINO SHREVEPORT,
a Louisiana general partnership,
as Grantor

By:      HCS I, Inc., a Louisiana corporation,
         its managing general partner

         By  ______________________________________________
             Name:   Paul C. Yates
             Title:  Executive Vice President and
                     Chief Financial Officer

                                                                  Execution Copy

================================================================================





                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE


                           dated as of March 31, 2000



                                     between



                    FIRST SECURITY BANK, NATIONAL ASSOCIATION not in its individual capacity but solely as Lessor, Trustee and Borrower,



                                       and



                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                             as Administrative Agent



================================================================================


     NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 6.2 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY

     NEGLIGENCE OF ANY INDEMNIFIED PERSONS IDENTIFIED HEREIN.

                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE


         THIS SECURITY AGREEMENT AND ASSIGNMENT OF LEASE (this "Security Agreement"), dated as of March 31, 2000, is made by FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Lessor and Trustee ("Grantor") under that certain Trust Agreement dated as of March 31, 2000, between HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership and Grantor, and as Borrower under the Loan Agreement, in favor of FIRST SECURITY TRUST COMPANY OF NEVADA, as Administrative Agent ("Administrative Agent") for the Lenders.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Grantor, Administrative Agent, the Arranger, the Documentation Agent, the Lenders, and Hollywood Casino Shreveport, a Louisiana general partnership, as Lessee ("Lessee"), have entered into that certain Participation Agreement, dated as of March 31, 2000 (as amended, restated, modified or supplemented from time to time, the "Participation Agreement"); and

         WHEREAS, concurrently herewith pursuant to the Participation Agreement,
(i) Grantor, as Lessor and Borrower, will obtain Loans from the Lenders pursuant to the Loan Agreement, the proceeds of which will be used to provide funding for the purchase of certain items of Equipment, and (ii) Grantor, as lessor, and Lessee, as lessee, will enter into the Lease; and

         WHEREAS, it is a condition precedent to the consummation by the Lenders of the transactions to be consummated on each Advance Date that Grantor execute and deliver this Security Agreement as security for Grantor's obligations under the Loan Agreement; and

         WHEREAS, it is in the best interests of Grantor that the transactions contemplated by the Operative Documents occur; and

         WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to enter into the transactions contemplated by the Operative Documents, Grantor agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1 1 Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Collateral" is defined in Section 2.1.

     "Secured Obligations" is defined in Section 2.2.

     SECTION 1 1 Participation Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in Appendix 1 to the Participation Agreement.

     SECTION 1 1 UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC in effect in the State of California are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 1 1 Grant of Security. Grantor hereby assigns and pledges to Administrative Agent, and hereby grants to Administrative Agent, for the benefit of the Lenders, a security interest in and to all of the following, whether now existing or hereafter arising or acquired (the "Collateral"):

          (1) all of Grantor's right, title and interest in, to and under each item of Equipment;

          (2) all of Grantor's right, title and interest in, to and under each Bill of Sale and each Certificate of Acceptance;

          (3) all of Grantor's right, title and interest in, to and under the Participation Agreement and the Lease, including the security interest granted thereunder in favor of Grantor, as Trustee and Lessor thereunder, and including all rights to receive payments thereunder (including Rent) other than Excluded Amounts;

          (4) all of Grantor's right, title and interest in, to and under the Security Documents and the other Operative Documents; (1)

          (5) all of Grantor's right, title and interest in, to and under any and all contracts necessary to operate and maintain the Equipment, or any portion thereof;

          (6) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing;

          (7) to the extent not included in the foregoing, all of Grantor's right, title and interest in, to and under any and all accounts, general intangibles and contract rights relating to or otherwise arising out of or in connection with the Equipment and/or the Operative Documents; and

          (8) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in the foregoing clauses of this Section 2.1, and, to the extent not otherwise included, all payments under insurance (whether or not Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     Grantor hereby assigns, transfers and conveys to Administrative Agent all payments (except Excluded Amounts) payable by Lessee under the Lease.

     SECTION 1 1 Security for Obligations. This Security Agreement secures the payment of all obligations of Grantor, as Lessor, as Borrower and as Trustee, now or hereafter existing under the Notes, the Loan Agreement and any other Operative Document to which it is a party, either as Lessor or Trustee, or both, or as Borrower, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Grantor, as Borrower or as Lessor or Trustee, or both, to the Lenders with respect to the Loans howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereinafter existing or due or to become due (all such obligations being the "Secured Obligations").

     SECTION 1 1 Continuing Security Interest: Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (1) remain in full force and effect until the payment in full of all Secured Obligations and the termination of any other commitments of the Lenders to or for the benefit of Grantor or Lessee, pursuant to the Operative Documents;

          (2) be binding upon Grantor, its successors, transferees and assigns; and

          (3) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), each transferee of a Note shall, upon such transfer, become vested with all the rights and benefits in respect thereof granted under any

Operative Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer. Upon the payment in full and performance of all Secured Obligations and the termination of the Commitments, and any other commitments of the Lenders to Grantor, as Lessor, Trustee and/or Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor, as Lessor and Trustee. Upon any such termination, Administrative Agent will, on behalf of the Lenders and at Grantor's sole expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

     SECTION 1 1 Grantor Remains Liable. Anything herein to the contrary notwithstanding

          (1) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

          (2) the exercise by Administrative Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (3) Administrative Agent shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall Administrative Agent be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 1 1 Representations and Warranties. Grantor, as Lessor and Trustee, and as Borrower, represents and warrants unto Administrative Agent and the Lenders as set forth in this Article.

          SECTION 1 1 1 Ownership, No Liens, etc. Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement, Permitted Liens (other than Lessor's Liens) and Lessee's interest in the Equipment under the Lease.

          SECTION 1 1 1 Validity, etc. The Assigned Agreements have been duly authorized, executed and delivered by Grantor, have not been amended or otherwise modified, and are binding upon and enforceable against Grantor thereto in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          SECTION 1 1 1 Authorization, Approval. etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

                    (1) for the grant by Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by Grantor; or

                    (2) for the perfection of or the exercise by Administrative Agent of its rights and remedies hereunder, except for filings specified in Schedule IV to the Participation Agreement.

          SECTION 1 1 1 Compliance with Laws. Grantor is in compliance with all Applicable Laws of every Governmental Authority, except for non-compliance which would not reasonably be expected to have a Material Adverse Effect.


                                   ARTICLE IV

                                    COVENANTS

     SECTION 1 1 Certain Covenants. Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or the Lenders shall have any outstanding commitments to Grantor under the Operative Documents, Administrative Agent may exercise, in its sole and absolute discretion, any and all rights and powers set forth in this Section.

          SECTION 1 1 1 As to Collateral. If an Event of Default has occurred and is continuing:

                    (1) Administrative Agent may, at the expense of Grantor, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral. Administrative Agent, as assignee hereunder of the Lease, may, at any time, enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                    (2) Administrative Agent is authorized to endorse, in the name of Grantor, as Lessor and/or Trustee, any item, howsoever received by Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

                    (3) If a Lease Default shall have occurred and be continuing with respect to which Grantor, as Lessor and/or Trustee, could, at its option, declare a Lease Event of Default, then Administrative Agent, as assignee hereunder of the Lease, may declare, in its sole and absolute discretion, a Lease Event of Default and may, in its sole and absolute discretion, exercise any or all of the rights and powers and pursue any or all of the remedies of Grantor as Lessor and/or Trustee under and pursuant to Article X of the Lease.

          SECTION 1 1 1 Transfers and Other Liens. Except as may be permitted by the terms of the Operative Documents, Grantor, as Trustee or Lessor, or as Borrower, shall not:

                    (1) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral;

                    (2) cancel or terminate the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                    (3) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder, except pursuant to
          Section 9.3 of the Participation Agreement;

                    (4) waive any default under or breach of the Assigned Agreements;

                    (5) create or suffer to exist any Lien (including, without limitation, any Lessor's Liens) or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity, except for the security interest created by this Security Agreement, Permitted Liens or Lessee's interest in the Equipment under the Lease; or

                    (6) take any other action in connection with the Assigned Agreements which would impair the value of the interest or rights of Grantor thereunder or which would impair the interest or rights of Administrative Agent.

          SECTION 1 1 1 Further Assurances. etc. Grantor agrees that, from time to time and at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor, as Lessor and Trustee, will:

                    (1) execute and file or record such instruments or notices as may be necessary or desirable, or as Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to Administrative Agent hereby; and

                    (2) furnish to Administrative Agent, from time to time at Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in reasonable detail.


                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

     SECTION 1 1 Administrative Agent Appointed Attorney-in-Fact. Grantor, as Lessor and Trustee, and as Borrower, hereby irrevocably appoints Administrative Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, as Lessor and Trustee and/or as Borrower, or otherwise, from time to time in Administrative Agent's discretion (acting upon the instructions of the Required Lenders or, if required by the terms of the Operative Documents, all of the Lenders), during the continuance of a Loan Event of Default (subject to Section 6.2 of the Loan Agreement) to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                    (1) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                    (2) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
          (a) above;

                    (3) to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral; and

                    (4) to perform the affirmative obligations of Grantor hereunder (including all obligations of Grantor pursuant to Section 4.1.3).

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          SECTION 1 1 Administrative Agent May Perform. If Grantor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by Grantor pursuant to Section 6.2.

     SECTION 1 1 Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent's interest (on behalf of the Lenders) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 1 1 Reasonable Care. Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Loan Event of Default, but failure of Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

     SECTION 1 1 Certain Remedies. If any Loan Event of Default shall have occurred and be continuing:


                    (1) Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and under the laws of the State wherein the Collateral, or any part thereof, is located, and also may exercise any and all rights and remedies of Grantor, as Lessor and/or Trustee, under or in connection with the Collateral, including, without limitation, any and all rights of Grantor, as Lessor and/or Trustee, to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of whether notice of sale has been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                    (2) All payments received by Grantor, as Lessor and/or Trustee, under or in connection with the Assigned Agreements or otherwise in respect of the Collateral shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsement).

                    (3) All cash proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Administrative Agent, be held by Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Administrative Agent pursuant to Section 6.2), in whole or in part, by Administrative Agent against, all or any part of the Secured Obligations in such order as Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 1 1 Indemnity and Expenses.

                    (1) Grantor agrees to, and does hereby, indemnify Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Administrative Agent's gross negligence or wilful misconduct.

                    (2) Grantor will, upon demand, pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Administrative Agent may incur in connection with

                    (1) the administration of this Security Agreement,

                    (2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (1)

                    (3) the exercise or enforcement of any of the rights of Administrative Agent hereunder, or

                    (4) the failure by Grantor to perform or observe any of the provisions hereof.


                                   ARTICLE VII

                         ADDITIONAL LOUISIANA PROVISIONS

SECTION 1 1 Additional Louisiana Provisions.

          (1) The term "Louisiana Collateral" as used herein shall refer to all portions of the Collateral and the proceeds thereof that are from time to time located in the State of Louisiana or that are otherwise subject to Louisiana law at all times during which such portions or proceeds thereof are located in Louisiana or are otherwise mandatorily subject to the application of Louisiana law under the Applicable Laws of other states. Article VII shall apply to all Louisiana Collateral and all proceeds thereof at all times during which such Louisiana Collateral or the proceeds thereof are located in Louisiana or are otherwise subject to the application of Louisiana law in any respect.

          (2) Contemporaneously with the execution of this Security Agreement, Grantor, as Lessor and Trustee, and as Borrower, has completed and signed one or more appropriate Louisiana UCC-1 financing statements with regard to the Collateral and the proceeds thereof. Grantor, as Lessor and Trustee, and as Borrower, authorizes Administrative Agent, at Grantor's expense, to file multiple originals, or photocopies, carbon copies or facsimile copies of such Louisiana UCC-1 financing statements with the appropriate filing officer or officers in the State of Louisiana, pursuant to the provisions of Chapter 9 of the Louisiana Commercial Laws.

          (3) Grantor shall give Administrative Agent thirty (30) days written notice prior to any change in Grantor's employer identification number by Grantor and shall give Administrative Agent written notice of any change in Grantor's employer identification number that is not made by Grantor within thirty (30) days after such change. In the event of any change whatsoever in Grantor's employer identification number, Grantor will execute and file any new financing statements or any other documents that are necessary or desirable as determined by Administrative Agent, in its sole discretion, to preserve and continue Administrative Agent's security interests under this Security Agreement within thirty (30) days after such change. (1)

          (4) During the continuance of any Loan Event of Default, Administrative Agent shall have the following rights and remedies with respect to the Louisiana Collateral, which rights and remedies are in addition to and are not in lieu or limitation of any other rights and remedies that may be provided in this Security Agreement or any of the other Operative Documents, under Chapter 9 of the Louisiana Commercial Laws (La. R.S. ss.ss. 10:9-101 et seq.), under the Uniform Commercial Code of any state other than Louisiana, or at law or equity generally:

          (1) Administrative Agent may cause the Louisiana Collateral, or any part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, without the necessity of making additional demand, or of notifying Grantor, or placing Grantor in default.

          (2) For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted unto and in favor of Administrative Agent up to the full amount of the Secured Obligations, in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges. To the extent permitted under applicable Louisiana law, Grantor additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other similar provisions of the Louisiana Code of Civil Procedure not specifically listed hereinabove.

          (3) Should any of the Louisiana Collateral be seized as an incident to an action for the recognition or enforcement of the Secured Obligations or this Security Agreement, or any other Operative Document, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor agrees that the court issuing any such order shall, if requested by Administrative Agent, appoint Administrative Agent or any Person named by Administrative Agent at the time such seizure is requested, or at any time thereafter, as keeper of the Louisiana Collateral as provided under La. R.S. ss.ss. 9:5136 et seq. Grantor agrees to pay the reasonable fees of such keeper, which compensation to the keeper shall also be a part of the Secured Obligations under this Security Agreement.

          (4) Should it become necessary for Administrative Agent to foreclose against the Louisiana Collateral, all declarations of fact that are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S.ss. 9:3509.1, La. R.S.ss. 9:3504(D)(6) and La. R.S.ss. 10:9-508, as
applicable.

          (5) Anything to the contrary contained in this Security Agreement notwithstanding, the perfection of the security interests in the Louisiana Collateral granted in this Security Agreement, and Administrative Agent's remedies in the courts sitting in and for the State of Louisiana with respect to the Louisiana Collateral, shall be governed by Louisiana law, with California law governing the other provisions of this Security Agreement, its application to the Collateral and the proceeds thereof, and all rights and obligations of the parties thereunder in all other respects.

ARTICLE2

                            MISCELLANEOUS PROVISIONS

     SECTION 1 2 Operative Document. This Security Agreement is an Operative Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 1 2 Amendments, etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 1 2 Addresses for Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.6 of the Participation Agreement.

     SECTION 1 2 Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 1 2 Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Security Agreement shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 1 2 Counterparts. This Security Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     SECTION 1 2 Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA AND TO THE EXTENT THAT GAMING LAWS NECESSARILY CONTROL. THIS

SECURITY AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                            [signature pages follow]

     IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but solely as Lessor and Trustee



                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

                              FIRST SECURITY TRUST COMPANY OF NEVADA,
                              as Administrative Agent under the
                              Participation Agreement



                              By:_______________________________

                              Name:_____________________________

                              Title:____________________________

                      EXHIBIT E TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000
                          (HOLLYWOOD CASINO SHREVEPORT)

                                 ADVANCE REQUEST
                                 ---------------

                         dated as of ____________, 2000


TO: First Security Trust Company of Nevada, not in its individual capacity but solely as administrative agent ("Administrative Agent") under the
                                               --------------------
          Participation Agreement dated as of March 31, 2000, among Hollywood Casino Shreveport, as Lessee, First Security Bank, National Association, as Lessor and Trustee, the Lenders, Arranger and Documentation Agent identified therein and Administrative Agent (as amended, restated, modified or supplemented from time to time, the

          "Participation Agreement").  Unless the context otherwise requires,
          ------------------------
          all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix 1 to the Participation Agreement.

          First Security Bank, National Association, as Lessor and Trustee, and

          The Lenders listed on Schedule II to the Participation Agreement.

FROM:     Hollywood Casino Shreveport

RE:       Advance Request

          1. This irrevocable Advance Request is delivered pursuant to Section 2.4(a) of the Participation Agreement.

          2.   The proposed Advance Date is ____________, 2000.

          3. Lessee hereby requests an Advance pursuant to the Participation Agreement in the amount of $_____________, the amount of such Advance represents the total Equipment Cost for the items being acquired and funded on the proposed Advance Date.

          4. Lessee requests that the disbursement be wire transferred to the persons listed below in the amount set forth opposite its name:

          Name                             Amount
          ----                             ------

          [_______________________]           $__________________
          [wire transfer instructions]

          5. The representations and warranties of Lessee contained in the Participation Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if such representations and warranties have been made on and as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          6. There exists on the date hereof no Default or Event of Default, and no such Default or Event of Default will exist after giving effect to the Advance requested hereby.



                                   HOLLYWOOD CASINO SHREVEPORT,
                                   a Louisiana general partnership

                                   By:  HCS I, Inc., a Louisiana corporation,
                                         its managing general partner


                                   By:  ___________________________________
                                         Name: Paul C. Yates
                                         Title: Executive Vice President and
                                                 Chief Financial Officer

                      EXHIBIT F TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000
                          (HOLLYWOOD CASINO SHREVEPORT)

                              FORM OF BILL OF SALE
                              --------------------

          HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership

("Seller"), is the owner of the items (together with all repairs, parts,
  ------
supplies, accessories, equipment and devices affixed thereto or installed thereon, and all warranties, covenants and representations of any manufacturer or vendor thereof) of personal property described on Annex A hereto (the
                                                     -------
"Equipment");
----------

          Seller sells, grants, conveys, transfers and assigns title to the Equipment to FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as lessor and trustee (as such lessor and trustee, "Buyer") under that certain Lease Intended as Security,
                          -----
dated as of March 31, 2000 (the "Lease"), between Seller and Buyer; and
                                 -----

          Seller warrants to Buyer and its successors and assigns that there is conveyed to Buyer good title to the Equipment, free and clear of all liens, claims, rights or encumbrances of others (except the rights of Seller pursuant
                                          ------
to the Lease and Permitted Liens (as defined, by incorporation, in the Lease)), and Seller will warrant and defend such title forever against all claims and demands whatsoever.

          This Bill of Sale shall be governed by the laws of the State of California, without regard to conflict of law principles, except to the extent certain rights or remedies may require compliance with Gaming Laws (as defined, by incorporation, in the Lease).

          IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by one of its duly authorized officers this ____ day of _______, 2000.

                                   HOLLYWOOD CASINO SHREVEPORT,
                                   a Louisiana general partnership


                                   By:  HCS I, Inc., a Louisiana corporation,
                                         its managing general partner


                                           By: ________________________________
                                           Name:     Paul C. Yates
                                           Title:  Executive Vice President and
                                                    Chief Financial Officer

                            ANNEX A TO BILL OF SALE

Description of Equipment
------------------------



1.

2.

3.

                      EXHIBIT G TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000
                          (HOLLYWOOD CASINO SHREVEPORT)


                   FORM OF CERTIFICATE OF ACCEPTANCE OF LESSEE
                   -------------------------------------------


TO: First Security Bank, National Association, not in its individual capacity, but solely as Lessor, pursuant to that certain Participation Agreement dated as of March 31, 2000, among Hollywood Casino Shreveport, as Lessee, Lessor, Trustee, and the Lenders, Arranger, Documentation Agent and Administrative Agent identified therein (as amended, restated, modified or supplemented from time to time, the "Participation Agreement"). Unless the
                                          -----------------------
     context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix 1 to the Participation Agreement.

     Lessee hereby certifies to you, and for the benefit of the Lenders, as follows:

          1. (i) Lessee has inspected, received, approved and accepted delivery of all of the items of Equipment described in Schedule I
                                                                      ----------
               to that certain Bill of Sale to Lessor and Trustee, dated the date hereof (the "Items of Equipment"), for all purposes of the
                                 ------------------
               Lease and the other Operative Documents; and

               (ii) such Items of Equipment are in good operating order, repair, condition and appearance and without any defect therein with respect to design, manufacture, condition (reasonable wear and tear excepted), operation or fitness for use or in any other respect whether or not discoverable by Lessee as of the date hereof.

          2. Lessee hereby confirms acceptance of delivery on ____________, 2000 of, and hereby leases from Lessor and Trustee under the Lease, such Items of Equipment.

          3. Lessee hereby represents and warrants that no event which would constitute a Casualty or Non-Casualty Loss has occurred and no notice of such Casualty or Non-Casualty Loss has been given to Lessee or any of its Affiliates with respect to any such Item of Equipment as of the date hereof. Lessee hereby reaffirms that each of the representations and warranties set forth at Section
               4.1 of the Participation Agreement is true and correct in all material respects as if made on the date hereof, except to the extent any such representation and warranty relates to an earlier date, which representation was true and correct in all material respects as of such earlier date, including that such Items of Equipment are free and clear of all Liens other than Permitted Liens.

     IN WITNESS WHEREOF, Lessee has caused this Certificate of Acceptance to be duly executed and delivered by one of its officers thereunto duly authorized this ___ day of ________________, 2000.

                                   HOLLYWOOD CASINO SHREVEPORT,
                                   a Louisiana general partnership


                                   By:  HCS I, Inc., a Louisiana corporation,
                                        its managing general partner



                                         By: __________________________________
                                         Name:     Paul C. Yates
                                         Title:    Executive Vice President
                                                    and Chief Financial Officer

                      EXHIBIT H TO PARTICIPATION AGREEMENT

                           DATED AS OF MARCH 31, 2000

                          (HOLLYWOOD CASINO SHREVEPORT)



                            FORM OF INVESTOR'S LETTER
                            -------------------------



                                INVESTOR'S LETTER


                         _______________________, 200__



First Security Bank, National Association,
not in its individual capacity
but solely as Trustee and Lessor
79 South Main Street
Salt Lake City, Utah  84111



First Security Trust Company of Nevada,
not in its individual capacity
but solely as Administrative Agent

[Insert address -
may be same as Trustee/Lessor]
[Insert name and address of
transferring Lender]

Ladies and Gentlemen:

     Unless the context otherwise requires, capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (as amended, restated, modified or supplemented from time to time, the "Participation Agreement"),
                                                 -----------------------
dated as of March 31, 2000, by and among Hollywood Casino Shreveport, as Lessee; First Security Bank, National Association, in its capacity as Trustee under that certain Trust Agreement dated as of March 31, 2000, and in its capacity as Lessor under such Participation Agreement and the other Operative Documents; the Lenders, Documentation Agent and Arranger identified therein, and First Security Trust Company of Nevada, as Administrative Agent.

     The undersigned has agreed to purchase from ___________________________, effective as of ____________, 200__ (the "Effective Date"), that certain Note
                                          --------------
numbered Note No. _______, dated as of _______________________, _____ and in an original principal amount

First Security Bank, National Association, et al.
                                           -- --
___________, 200_
Page 2



of ______________________________ Dollars ($____________) executed by First
Security Bank, National Association, as Borrower, payable to the order of ______________________ (the "Note"), and desires that the Borrower shall execute and deliver to the undersigned a new Note in the principal amount of $_____________________, payable to the order of the name of the undersigned.

     The undersigned hereby represents and warrants, as of the date hereof, to the addressees hereof as follows:

          (1) The Note is being purchased by the undersigned with its general assets, and not directly or indirectly with the assets of, or in connection with any arrangement or understanding by it in any way involving, any Plan, Multiemployer Plan or Benefit Arrangement (or its related trust), as defined in
Section 3(3) of ERISA, or with the assets of any such Plan, Multiemployer Plan or Benefit Arrangement (or its related trust), as defined in Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Lender or any of their Affiliates is a party in interest within the meaning of ERISA or a "disqualified person" within the meaning of the Code;

          (2) The Note is being acquired by the undersigned for its own account for investment and not with a view to any distribution (as such term is used in
Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Note, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the Commission thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note, the Trust Estate (including the Equipment constituting a part thereof), the Collateral or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this clause (b) shall include or cover any action or
                              ----------
inaction of Lessee or any Affiliate thereof, whether or not purportedly on behalf of any Lender, Administrative Agent, Lessor/Trustee/Borrower or any of their respective Affiliates. Subject to the foregoing, it is understood by the undersigned and each addressee of this letter that the disposition of each Lender's property shall be at all times within its control.

          (3) Neither the undersigned nor any Person authorized to act on its behalf has, directly or indirectly, offered to sell any interests in the Trust Estate, the Note or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with, anyone other than the Lenders, and neither it nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act or any securities or blue sky laws of any applicable jurisdiction.

          (4) The representations and warranties set forth in Section 4.2 of the Participation Agreement are accurate with respect to the undersigned and, as of the date hereof, it is entitled to

First Security Bank, National Association, et al.
                                           -- --
___________, 200_
Page 3




receive payments of the principal amount of the Loans under the Operative Documents without deduction or withholding of any United States federal income taxes.

          (5) The undersigned agrees that it will, independently and without reliance upon Lessor/Trustee/Borrower or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents.

          The undersigned acknowledges that by execution of this letter it shall be bound by all obligations (whether or not accrued) under, and shall have become a party to, all Operative Documents to which its transferor was a party to the same extent as its transferor is, or is intended to be, bound.

          [To the extent legally entitled to do so, the undersigned attaches the form(s) described in Section 8.6 of the Participation Agreement./1/]

          The undersigned understands that the Note has not been and will not be registered or qualified under the Securities Act or any securities or "blue sky" laws of any jurisdiction and that no Lender has an obligation to effect such registration or otherwise assist in the disposition of the Note.

          The transfer hereunder shall be effective as of the Effective Date, provided that this letter has been acknowledged by the transferring Lender and, if required by the Participation Agreement, consented to by Lessee.


                                             Very truly yours,


                                             By:  ________________________
                                             Name: _______________________
                                             Title: ______________________





ACKNOWLEDGED:

[Name of Transferring Lender]


By:  ________________________
Name: _______________________
Title: ______________________



/1/ If the transferee investor is organized under the laws of a jurisdiction outside of the United States of America.

First Security Bank, National Association, et al.
                                           -- --
___________, 200_

                      EXHIBIT I TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000
                          (HOLLYWOOD CASINO SHREVEPORT)


                        FORM OF PURCHASE ORDER ASSIGNMENT
                        ---------------------------------

     THIS PURCHASE ORDER ASSIGNMENT (this "Assignment"), dated as of
                                           ----------
_____________, 2000, is entered into between HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership ("Lessee"), and FIRST SECURITY BANK, NATIONAL
                                ------
ASSOCIATION, not in its individual capacity but solely as trustee under that certain Trust Agreement dated as of March 31, 2000, and as lessor under the Lease and the other Operative Documents (herein "Trustee" and "Lessor", as the
                                                 -------       ------
context may require). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement, dated as of March 31, 2000 (as amended, restated, modified or supplemented from time to time, the "Participation Agreement"), by and among
                                     -----------------------
Lessee, Trustee/Lessor, the Lenders, Documentation Agent and Arranger identified therein, and First Security Trust Company of Nevada, as Administrative Agent.

                             PRELIMINARY STATEMENT
                             ---------------------

     1. Pursuant to the Participation Agreement, Lessee may agree to purchase from certain vendors (each a "Seller"), certain Equipment (and/or related
                              ------
construction and installation services) for installation at the Resort.
Lessee's purchase of any such Equipment shall be made pursuant to certain purchase orders (the "Purchase Orders") issued from time to time pursuant to the
                      ---------------
Purchase Contracts identified on Schedule 1 attached hereto.
                                 ----------

     2. Lessee desires to lease the Equipment from the Lessor rather than purchase the Equipment from Sellers. Lessor, in its capacity as Lessor/Trustee, on behalf of the Lenders, is willing to acquire certain of Lessee's rights and interests under the Purchase Orders, all on the terms and conditions hereinafter set forth.

     3. Upon purchase of the Equipment by the Lessor, Lessee shall lease the Equipment from the Lessor under the Lease.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and in reliance on the above recitals, the Lessor and Lessee hereby agree as follows:

                              SECTION 1. ASSIGNMENT
                              ---------------------

     Lessee does hereby assign and set over to Lessor, in its capacity as Lessor/Trustee, on behalf of the Lenders, all of

Lessee's title, rights and interests in and to the Purchase Orders to the extent they relate to the Equipment identified in any applicable Advance Request and accompanying Certificate of Acceptance and all of Lessee's rights to purchase such identified Equipment in any applicable Advance Request and accompanying Certificate of Acceptance, except and to the extent reserved below, including without limitation (a) the right to purchase the Equipment pursuant to the Purchase Orders and the right to take title to the Equipment and to be named the purchaser in the bill or bills of sale for the Equipment to be delivered pursuant to the Purchase Orders, (b) all claims for damages in respect of the Equipment (including related construction and installation services) arising as a result of any default by the Sellers under the Purchase Orders, including, without limitation, all warranty and indemnity provisions contained in the Purchase Orders, and all claims arising thereunder in respect of the Equipment, and (c) any and all rights of Lessee to compel performance of the terms of the Purchase Orders, reserving to Lessee, however, so long and only so long as the Equipment shall be subject to the Lease and Lessee shall be entitled to possession of the Equipment thereunder: (i) the rights to demand, accept and retain all rights in and to all property (other than the Equipment), data and services which the Sellers are obligated to provide, or do provide, pursuant to the Purchase Orders, (ii) all rights, if any, in respect to spare parts as provided in the Purchase Orders, and (iii) the right, if any, to obtain instructions and data pursuant to the Purchase Orders.

     Notwithstanding the foregoing, so long and only so long as Lessor/Trustee shall not have notified the Sellers in writing that an Event of Default has occurred and is continuing, Lessor/Trustee authorizes Lessee, to the exclusion of Lessor/Trustee, to exercise, in the name of Lessee, all rights and powers of the purchaser under the Purchase Orders and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Orders in respect of the Equipment (including related construction and installation services); provided, however, that Lessee may not exercise any of
                        --------  -------
the rights to purchase such Equipment unless, prior to the exercise thereof by Lessor/Trustee as to the Equipment, Lessor/Trustee shall have delivered to the Sellers written notice that Lessor/Trustee has released such rights to purchase such Equipment. All the provisions of this Section 1 shall, to the extent
                                            ---------
inconsistent with the Lease, be governed by the Lease.


             SECTION 2. ASSUMPTION OF PURCHASE OBLIGATION BY LESSOR,
            --------------------------------------------------------
              CONTINUING LIABILITY OF LESSEE FOR EXCLUDED EQUIPMENT
              -----------------------------------------------------

     Except as provided to the contrary in this Section 2, and subject to
     ------                                     ---------
Lessee's satisfaction of each of the conditions and covenants described herein, Lessee shall not be responsible for any payment due to any applicable Seller as required in Section 4.


     Notwithstanding the foregoing paragraph, none of Lessor/Trustee, the Administrative Agent or the Lenders shall have any obligation hereunder to any Seller (i) in respect of Equipment not delivered and accepted on or before the last day of the Commitment Period, (ii) in respect of any Equipment with respect to which payment therefor would cause the aggregate purchase price under all Purchase Orders to exceed the Aggregate Commitment Amount, or (iii) in respect of any Equipment for which sufficient funds have not been advanced to Lessor/Trustee by the Lenders to pay the full purchase price thereof. Equipment for which such obligations are so terminated shall be immediately excluded from the terms and provisions of this Assignment and all other Operative Documents, and in the event of such exclusion, Lessee agrees with Lessor/Trustee and covenants, for the benefit of the Sellers, that Lessee will purchase from the applicable Seller and will accept delivery of and pay for the Equipment so excluded from this Assignment upon the same terms and conditions as those contained in the applicable Purchase Orders. Lessee will indemnify Lessor/Trustee, the Administrative Agent and the Lenders against any losses or damages incurred by such parties as a result of any claims by the Sellers with respect to the Equipment excluded from this Assignment.

     Notwithstanding the foregoing or any other provision of this Assignment to the contrary, the delivery to and acceptance by or on behalf of Lessor/Trustee of the Equipment excluded from this Assignment pursuant to the second paragraph of this Section 2 shall be ineffective, ab initio, to create in or transfer to
        ---------                       -- ------
Lessor/Trustee any legal interest in such item of Equipment or to impose on Lessor/Trustee any liability, obligation or responsibility with respect thereto. Any right or interest in the Equipment created in or transferred to, or purported to be created in or transferred to, Lessor/Trustee shall be held by Lessor/Trustee solely as provided in the Operative Documents.


                          SECTION 3. POWER OF ATTORNEY
                          ----------------------------

     Lessee does hereby appoint Lessor/Trustee the true and lawful attorney of Lessee, irrevocably, with full power (in the name of Lessee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for money due and to become due under, or arising out of, the Purchase Orders to the extent that the same have been assigned by this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to Lessor/Trustee may seem necessary or advisable with respect thereto; provided; however that the exercise of the power of attorney conferred by
--------  -------
this Section 3 shall be limited so that such power shall be exercisable and exercised only at such times when, pursuant to the terms of the Lease and this Assignment, Lessor/Trustee is permitted to exercise such rights and remedies under the Lease and the other Operative Documents.


                SECTION 4.  PURCHASE OF EQUIPMENT, LIMITATION OF
                ------------------------------------------------
                          LESSOR'S/TRUSTEE'S LIABILITY
                          ----------------------------

     On each Advance Date, Lessor/Trustee shall pay to the applicable Sellers the unreimbursed portion of the purchase price of the Equipment to be purchased under the Purchase Orders or, if applicable, reimburse Lessee for amounts theretofore paid by or on behalf of Lessee under Purchase Orders for such Equipment. All such amounts, if any, to be paid to the applicable Sellers shall be payable in same day funds for credit to such accounts as designated in writing by the applicable Sellers, as applicable, at least one business day prior to the date such payment is to be made. Lessor/Trustee shall have no obligation to make the aforesaid payments in its individual or general corporate capacity, but such obligation shall be payable solely from funds advanced to Lessor/Trustee by the Lenders pursuant to the Lease and the Loan Agreement.


                         SECTION 5.  FURTHER ASSURANCES
                         ------------------------------

     At any time and from time to time, upon the written request of Lessor/Trustee, Lessee shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lessor/Trustee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.


                SECTION 6.  WARRANTIES AND INDEMNITEES OF LESSEE
                ------------------------------------------------

     Lessee does hereby represent and warrant that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than Lessor/Trustee.


                           SECTION 7.  GOVERNING LAW
                           -------------------------

     THIS ASSIGNMENT, AND ALL OF THE RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES

THEREOF.


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.



FIRST SECURITY BANK, NATIONAL           HOLYWOOD CASINO SHREVEPORT,
ASSOCIATION, not in its individual      a Louisiana general partnership
capacity but solely as Lessor and
Trustee
                                        By:  HCS I, Inc., a Louisiana
                                             corporation,
By: ______________________________           its managing general partner

Printed Name: ____________________
                                        By: ___________________________________
Title: ___________________________      Name:   Paul C. Yates
                                        Title:  Executive Vice President and
                                                 Chief Financial Officer

                      EXHIBIT K TO PARTICIPATION AGREEMENT
                           DATED AS OF MARCH 31, 2000
                          (HOLLYWOOD CASINO SHREVEPORT)

                         MANAGER SUBORDINATION AGREEMENT
                         -------------------------------

          This MANAGER SUBORDINATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is made as of March 31, 2000, by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, having an office at 79 South Main Street, Salt Lake City, Utah 84111, as trustee (in such capacity, together with its successors and assigns, the "Trustee") under that certain Trust Agreement dated as of March 31, 2000, and as lessor under the Participation Agreement described below (in such capacity, together with its successors and assigns, the "Lessor"), for the benefit of itself and the Lenders described below, HWCC-SHREVEPORT, INC., a Louisiana corporation (the "Manager"), and HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership (f/k/a QNOV and Queen of New Orleans at the Hilton Joint Venture) (the "Company").

                                    RECITALS

     1. Pursuant to (i) that certain Participation Agreement dated as of March 31, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), by and among the Company, as Lessee, the Lessor /Trustee, the Lenders, Arranger and Documentation Agent identified therein, and First Security Trust Company of Nevada, as Administrative Agent, and the (ii) other Operative Documents executed and delivered in connection therewith, the Company may from time to time be obligated to pay Rent to Lessor, for the benefit of the Lenders. All terms used and not otherwise defined herein shall have the meanings specified for such terms in Appendix 1 to the Participation Agreement.

     2. The Manager and the Company are parties to that certain Management Services Agreement dated as of September 22, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Management Agreement"), pursuant to which the Company has agreed to pay the Manager a management fee in consideration of the Manager's services relating to the management and operation of the Resort and reimburse the Manager for services supplied to the Company in accordance with the terms thereof.

     3. As a condition to the execution and delivery of the Operative Documents, the parties have agreed to enter into this Agreement.


                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the provisions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor/Trustee, the Manager and the Company agree as follows:

          1.   Subordination to Payment of Senior Debt.  Notwithstanding any
               ---------------------------------------
other provision of the Management Agreement, all fees payable to the Manager pursuant to the Management Agreement (other than expense reimbursement payable to the Manager in accordance with the terms of the Management Agreement) (the "Management Fees") are and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full, satisfaction and discharge or defeasance in accordance with the Operative Documents of all Senior Debt (as defined below).

          "Senior Debt" means all Rent at any time due and owing by the Company under the Operative Documents, including without limitation (a) with respect to each Interest Period during the Interim Period, an amount equal to the aggregate of interest due for such Interest Period on each Loan at the applicable Interest Rate in effect for such Loan; (b) during the Base Period, each installment of rent consisting of the interest determined pursuant to clause (a) above plus the
                                                                        ----
Amortization Amount, if any, payable on the Notes pursuant to the Amortization Schedule by Lessor to the Lenders on the applicable Payment Date for any such Interest Period; (c) any and all amounts, liabilities and obligations (i) which the Company or Lessor/Trustee assumes or agrees or is otherwise obligated or designated to pay under the Loan Agreement or any other Operative Document to Administrative Agent, the Lenders or any other Person, including Additional Costs and damages for breach of any representations, warranties or agreements or
(ii) which the Company agrees or is otherwise obligated or designated to pay (other than amounts owing under clauses (a) and (b) above) under the Lease or any other Operative Document to Lessor/Trustee; including without limitation, in each case, the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company and any interest which would have accrued but for the commencement of any such proceeding whether or not allowed as a claim in that proceeding) each Loan, and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Operative Documents; and (d) any modifications, amendments or extensions of any indebtedness or obligation described in clauses (a), (b) or (c) above. Except as and to the extent provided hereinafter, the Manager will not ask, demand, sue for, take or receive from the Company, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Management Fees, or any transfer of any property in payment of or as security therefor, so long as there exists an Event of Default under the Participation Agreement.

          2.   Distributions in Liquidation and Bankruptcy.  In the event of any
               -------------------------------------------
distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof (including any assets now or hereafter securing any Management Fees) for the benefit of creditors of the Company or to satisfy any indebtedness of the Company, by reason of the liquidation, dissolution or other winding-up, partial or complete, of the Company, or any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshalling of assets, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions (each of the foregoing, a "Liquidation Event"), then and in any such event:

               (1) Lessor/Trustee, on behalf of the Lenders, shall be entitled to receive payment in full, in cash, of all Senior Debt before the Manager shall be entitled to receive any payment or other distributions on, or with respect to, the Management Fees;

               (2) Subject to the provisions of the Indenture-Related Subordination Agreement (as hereinafter defined), any payment or distribution of any kind or character, whether in cash, securities or other property, which but for these provisions would be payable or deliverable upon or with respect to the Management Fees shall instead be paid or delivered directly to the Lessor/Trustee for the benefit of the Lenders for application to the Senior Debt of the Company, whether then due or not due, until all Senior Debt shall have first been fully and indefeasibly paid in cash, satisfied and discharged or otherwise defeased under the Operative Documents;

               (3) Subject to similar rights heretofore granted by Manager to the Indenture Trustee (as hereinafter defined) pursuant to the Indenture-Related Subordination Agreement, the Manager hereby irrevocably authorizes and empowers Lessor/Trustee as its attorney-in-fact, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and vote claims (in bankruptcy proceedings or otherwise) and take such other actions, in the Lessor/Trustee's own name or otherwise, as the Lessor/Trustee may deem necessary or advisable for the enforcement of these provisions. The Manager shall duly and promptly take such action as may be reasonably requested by the Lessor/Trustee to assist in the collection of the Management Fees for the account of the Indenture Trustee or the Lessor/Trustee (for the benefit of the Lenders), whomever shall then have priority, and to file appropriate proofs of claim with respect to the Management Fees and to vote the same and to execute and deliver to the Lessor/Trustee, on demand, such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Lessor/Trustee to enable the Lessor/Trustee (for the benefit of the Lenders) to enforce any and all claims upon or with respect to the Management Fees and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Management Fees, in each case, subject to similar rights heretofore granted by Manager to the Indenture Trustee pursuant to the Indenture-Related Subordination Agreement. In addition, the Manager shall take no action (whether oral, written or otherwise) in contravention of any action of the Lessor/Trustee duly taken and permitted hereunder. Such appointment as attorney-in-fact pursuant to this Section 2(c) is
                                                      ------------
     irrevocable and coupled with an interest until payment in full and complete performance of all Senior Debt. The Lessor/Trustee may appoint a substitute attorney-in-fact. The Manager ratifies all actions reasonably taken by the attorney-in-fact but, nevertheless, if the Lessor/Trustee requests, the Manager will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification;

               (4) Subject to the provisions of that certain Manager Subordination Agreement made as of August 10, 1999, by and among State Street Bank and Trust Company, a Massachusetts trust company (the "Indenture Trustee"), for the benefit of itself and the holders of the "Notes" issued under the Indenture, the Manager and the Company (as amended, supplemented or otherwise modified from time to time, the "Indenture-Related Subordination Agreement"), the Manager will forthwith deliver any direct or indirect payment made to the Manager upon or with respect to the Management Fees prior to the payment in full, satisfaction and discharge or defeasance of the Senior Debt in accordance with the Operative Documents and following any Liquidation Event or Default or Event of Default to the Lessor/Trustee in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application to the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the Lessor/Trustee, on behalf of the Lenders. In the event of the failure of the Manager to make any such endorsement or assignment, the Lessor/Trustee, or any of its officers or employees, are hereby irrevocably authorized to make the same; and

               (5) Each of the parties hereby agrees that it shall be bound by the terms and provisions hereof, notwithstanding the confirmation of a plan of reorganization of the Company under Section 1129(b) of the Bankruptcy Code.

          3.   Permitted Payments.  Subject to the provisions of Paragraphs 2
               ------------------                                ------------
and 4 of this Agreement, the Company may pay to the Manager, and the Manager may
    -
accept payment of, amounts due to Manager under the Management Agreement, a true and correct copy of which is attached hereto as Exhibit A. Any amounts not
                                                ---------
permitted to be paid pursuant to the provisions of Paragraph 4 of this Agreement
                                                   -----------
shall be deferred and shall accrue and may be paid only at such time as such amounts would otherwise be permitted to be paid pursuant to the provisions of this Agreement. Except as otherwise expressly provided in the Participation Agreement, the Company and the Manager shall not change, alter, amend, waive or otherwise modify the Management Agreement without the Lessor/Trustee's prior written consent, other than an amendment for the purpose of identifying the existence and operation of this Agreement and the Indenture-Related Subordination Agreement.

          1.   Default on Senior Debt; Other Subordinated Obligation Payment
               -------------------------------------------------------------
Restrictions.
------------

               (1) In the event that any Default or Event of Default shall occur and be continuing, or if any payment of Management Fees would create a Default or Event of Default, unless and until all Senior Debt shall have been indefeasibly paid in full, in cash, satisfied and discharged or otherwise defeased under the Operative Documents, the right of the Manager to receive any payments or other distributions with respect to

     Management Fees shall be deferred during the continuance of such Default or Event of Default.

               (2) Unless and until all Senior Debt shall have been indefeasibly paid in full, in cash, satisfied and discharged or otherwise defeased under the Operative Documents, the right of the Manager to receive any payments or other distributions with respect to the Management Fees shall be deferred if and to the extent that, as of the date which such Management Fees are to be paid, the payment of such Management Fees would cause the Company's Fixed Charge Coverage Ratio (as defined in the Indenture) for its most recently ended four (4) full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Management Fee is proposed to be paid to be less than 1.5 to 1 (calculated on a pro forma basis after adding back Management Fees that were deducted in arriving at Consolidated Cash Flow during such period and deducting, to arrive at Consolidated Cash Flow, Management Fees to be paid pursuant to this Section 4(b)); provided, however, that with respect to
                      ------------   --------  -------
     periods following the date the Resort is first Operating and prior to the time when internal financial statements are available for four (4) full fiscal quarters following such date, such Fixed Charge Coverage Ratio shall be calculated with respect to the actual number of full fiscal quarters (but in no event less than one (1) full fiscal quarter) for which internal financial statements are available following such date.

               If, notwithstanding the foregoing provisions of this Paragraph 4,
                                                                    -----------
     the Manager shall receive any payment or distribution of any kind with respect to the Management Fees (whether from any collateral securing the Management Fees or otherwise) following any Event of Default until cured, subject to the provisions of the Indenture-Related Subordination Agreement, such payment or distribution shall be received in trust for, and shall be delivered to, the Lessor/Trustee promptly, in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application to the Senior Debt, whether then due or not due. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the Lessor/Trustee on behalf of the Lenders, subject to the provisions of the Indenture-Related Subordination Agreement.

               (3) Manager agrees that any deferral pursuant hereto of payments under the Management Agreement shall not constitute a default under the Management Agreement.

               (4) No amounts payable pursuant to the Management Agreement shall be prepaid.

          4.   No Acceleration or Exercise of Remedies.  So long as any Senior
               ---------------------------------------
Debt remains unpaid, the Manager will not (a) cause any portion of the Management Fees to become due prior to the due date for such Management Fees as set forth in the Management Agreement; (b) accept any payment, prepayment or defeasance of any portion of the Management Fees prior to the due date for such Management Fees as set forth in the Management Agreement or in violation of this Agreement; (c) modify or alter in any way the provisions of the Management Agreement if the effect of such modification or alteration is to accelerate the payment of the Management Fees due thereon; or
(d) exercise any remedies with respect to the Management Fees, or any collateral at any time securing payment or performance thereof, unless and until, in each such case, all of the Senior Debt shall have indefeasibly paid in full, in cash, satisfied and discharged or otherwise defeased under the Operative Documents, or the Lessor/Trustee, acting at the direction of the Required Lenders, shall have otherwise consented in writing.

          5.   Bankruptcy.  Until the Senior Debt shall have been indefeasibly
               ----------
paid in full, in cash, satisfied and discharged or otherwise defeased under the Operative Documents, the Manager will not, without the prior consent of the Lessor/Trustee, acting at the direction of the Required Lenders, commence, or join with any other person in commencing, any proceeding against any Person with respect to the Management Fees under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

          6.   Continuing Subordination.  The subordination effected by these
               ------------------------
provisions is a continuing subordination and may not be modified or terminated by the Manager or any other holder of any Management Fees until all of the Senior Debt shall have been indefeasibly paid in full, in cash, satisfied and discharged or otherwise defeased under the Operative Documents. At any time and from time to time, without the consent of, or notice to, the Manager or any other holder of the Management Fees, and without impairing or affecting the obligations of any of them hereunder:

               (1) The time for the Company's performance of, or compliance with, any of its agreements contained in the Participation Agreement or the other Operative Documents, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

               (2) The Lessor/Trustee, acting at the direction of the Required Lenders, may exercise or refrain from exercising any rights under the Participation Agreement or the other Operative Documents, or any other agreement, instrument or document relating to the Senior Debt;

               (3) The Participation Agreement or any of the other Operative Documents, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, but not limited to, an increase in the interest charges), or changing in any manner the rights of the Lessor/Trustee or the Company;

               (4) Payment of the Senior Debt or any portion thereof may be extended or refunded or any instruments evidencing such Senior Debt may be renewed in whole or in part;

               (5) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of the Lessor/Trustee may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any present or future agreement with the Company and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

               (6) Any Person liable in any manner for payment of the Senior Debt may be released by the Lenders; and

               (7) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been extended, renewed, modified or refunded.

          7.   Waivers.  The Manager hereby waives, and agrees not to assert (a)
               -------
any right, now or hereafter existing, to require the Lessor/Trustee to proceed against or exhaust any collateral at any time securing the payment of the Senior Debt, or to marshal any assets in favor of the Manager or any other holder of any Management Fees; or (b) any notice of the incurrence of Senior Debt, it being understood advances may be made under the Operative Documents, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of the Manager in reliance upon these subordination provisions.

          It is not the intent of this Agreement to cause the Manager to become a surety. However, in the event that this Agreement may cause the Manager to be deemed a surety, the following provisions shall apply; provided, however, that
                                                       --------  -------
nothing contained herein shall be deemed to be a guarantee by the obligor of any obligations for the payment of the Senior Debt. The Manager hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation, (a) any right to require the Lessor/Trustee or any of the Lenders (each a "Benefitted Party") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in the power of a Benefitted Party before proceeding against the Manager or any other Person with respect to the Management Fees, (b) the defense of the statute of limitations or prescriptive period in any action with respect to the Management Fees hereunder or in any action for the collection or performance of the obligations owing on account of the Senior Debt, (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Person or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any Person, (d) appraisal, valuation, stay, extension, marshalling of assets, redemption, exemption, demand, presentment, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional Senior Debt or of any action or non-action on the part of a Benefitted Party, the Company, any endorser, guarantor or creditor of the Company or on the part of any Person under this or any other instrument or document in connection with any obligation or evidence of indebtedness held by a Benefitted Party as collateral or in connection with the Senior Debt, (e) any defense based upon an election of remedies by a Benefitted Party, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Manager, the right of the Manager to proceed against the Company or any other Person for reimbursement, or both, (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (g) any duty on the part of a Benefitted Party to disclose to the Manager any facts a Benefitted Party may now or hereafter know about the Company or any other Person, regardless of whether a Benefitted Party has reason to believe that any such facts materially increase the risk beyond that which the Manager intends to assume, or has reason to believe that such facts are unknown to the Manager, or has a reasonable opportunity to communicate such facts to the Manager, because the Manager acknowledges that the Manager is fully responsible for being and keeping informed of the financial condition of the Company and of all circumstances bearing on the risk of non-payment of any Senior Debt, (h) any defense arising because of the election of a Benefitted Party, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (i) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code, (j) any claim or other right which a Benefitted Party may now or hereafter acquire against the Company or any other Person that arises from the existence of performance obligations under the Operative Documents, including, without limitation, any right of subrogation, reimbursement. No failure or delay on the Lessor/Trustee's part in exercising any power, right or privilege under this Agreement shall impair or waive any such power, right or privilege. The Manager acknowledges and agrees that any nonrecourse or exculpation provided for in the Operative Documents, or any other provision of any of the Operative Documents, limiting the Benefitted Parties' recourse to specific collateral, or limiting the Benefitted Parties' right to enforce a deficiency judgment against the Company, shall have absolutely no application to the Manager's or the Company's liability under the Operative Documents.

          8.   Lien Subordination.  Any Lien, security interest, encumbrance,
               ------------------
charge or claim of the Manager on any assets or property of the Company, or any proceeds or revenues therefrom, which the Manager may have at any time as security for the Management Fees shall be, and hereby is, subordinated to all Liens, security interests, or encumbrances now or hereafter granted to the Lessor/Trustee by the Company or by law, notwithstanding the date or order of attachment or perfection of any such Lien, security interest, encumbrance, claim or charge or the provision of any applicable law. Until all of the Senior Debt shall have been paid in full, in cash, or the Senior Debt is satisfied and discharged or defeased under the Operative Documents, the Manager agrees that the Manager will not assert or seek to enforce against the Company the Management Fees or any interest of the Manager in any collateral for any portion of the Management Fees and that the Lessor/Trustee may dispose of any or all of the collateral for the Senior Debt free of any and all Liens, including, but not limited to, Liens created in favor of the Manager, through judicial or non-judicial proceedings, in accordance with applicable law, including taking title, after five (5) days written notice to the Manager. The Manager hereby acknowledges that such notice, if given five (5) days prior to such disposition of any or all of the collateral for the Senior Debt, is sufficient and commercially reasonable. The Manager hereby agrees that any such sale or other disposition of so much of the collateral for the Senior Debt as is necessary to satisfy in full, in cash, all of the Senior Debt shall be free and clear of any security interest granted to the Manager; provided that the entire proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon the Lessor/Trustee's request, the Manager shall execute and deliver any releases or other documents and agreements that Lessor/Trustee in its reasonable discretion deems necessary to dispose of the collateral for the Senior Debt free of the Manager's interest in same. The Manager shall retain all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt.

           9.  Default by Company Under Management Agreement.  In the event of a
               ---------------------------------------------
default by the Company under the Management Agreement, Manager shall promptly give written notice thereof to the Lessor/Trustee, and, subject to the provisions of the Indenture-Related Subordination Agreement, the Lessor/Trustee shall have the right (but not the obligation) to cure such default within the cure periods provided to the Company under the Management Agreement. Manager shall not take any action with respect to such default under the Management Agreement, including, without limitation, any action to terminate the Management Agreement, unless and until the Lessor/Trustee has received notice of such default and failed to cure such default within the applicable cure periods provided therefor.

          10.  Subrogation.  The Manager hereby subordinates all rights of
               -----------
subrogation to the rights of the Lessor/Trustee and the Lenders to receive payments or distributions, and any rights of subrogation to any collateral for the Lessor/Trustee and the Lenders, until all Senior Debt shall have been indefeasibly paid in full, in cash, satisfied and discharged in accordance with the Operative Documents. Upon such payment in full, the Manager shall be subrogated to all rights of the Lessor/Trustee and the Lenders.

          11.  Subordination Not Impaired by the Company.  No right of the
               -----------------------------------------
Lessor/Trustee or any Lender to enforce the subordination of the Management Fees shall be impaired by any act or failure to act by the Company or by the Company's failure to comply with these provisions.

          12.  No Third Party Beneficiaries.  This Agreement is not intended to
               ----------------------------
give or confer any rights to any Person other than the Lessor/Trustee, the Administrative Agent and the Lenders. No other Person, including the Company, is intended to be a third party beneficiary of this Agreement.

          13.  Legend on Note.  If any portion of the Management Fees is
               --------------
evidenced by a promissory note, stock certificate or other instrument, the Manager agrees to promptly add a legend thereto stating that the rights of any holder thereof are subject to this Agreement.

          14.  Representations and Warranties.  The Manager hereby represents
               ------------------------------
and warrants that (a) the execution and delivery of this Agreement and the performance by the

Manager of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Manager is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement, (b) the Manager has full power, authority and legal right to make and perform this Agreement, (c) the Manager has not assigned or transferred any indebtedness owing by the Company or any of the collateral for the Management Fees and that the Manager will not assign or transfer same, (d) this Agreement is the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, and
(e) the Management Fees are not subject to any other subordination agreement, other than the Indenture-Related Subordination Agreement.

          15.  No Waiver.  No failure on the part of the Lessor/Trustee to
               ---------
exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of the Lessor/Trustee, acting at the direction of the Required Lenders, the Manager, and the Company, and no consent or waiver hereunder shall be valid unless in writing by the Lessor/Trustee.

          16.  Successors and Assigns.  This Agreement, and the terms, covenants
               ----------------------
and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns.

          17.  GOVERNING LAW.  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

          18.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          19.  Severability.  The invalidity, illegality or unenforceability in
               ------------
any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Manager Subordination Agreement has been duly executed as of the day and year first above written.


                                       MANAGER:

                                       HWCC-SHREVEPORT, INC.,
                                       a Louisiana corporation


                                       By   _________________________________
                                             Name: Paul C. Yates
                                             Title: Executive Vice President and
                                                     Chief Financial Officer



                                       COMPANY:

                                       HOLLYWOOD CASINO SHREVEPORT,
                                       a Louisiana general partnership


                                       By: HCS I, Inc., a Louisiana corporation,
                                           its managing general partner



                                       By   _________________________________
                                             Name: Paul C. Yates
                                             Title: Executive Vice President and
                                                     Chief Financial Officer


                                       LESSOR/TRUSTEE:

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity,but solely as Lessor and Trustee


                                       By   _________________________________
                                             Name:
                                             Title:

              [Signature Page to Manager Subordination Agreement]